ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Financial Statements
December 31, 2019 and 2018
(With Report of Independent Auditors Thereon)

Report of Independent Auditors

To the Board of Directors of Allianz Life Insurance Company of New York

We have audited the accompanying statutory financial statements of Allianz Life Insurance Company of New York, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations, capital and surplus, and of cash flow for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

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Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/PricewaterhouseCoopers LLP

April 3, 2020

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Independent Auditors’ Report

The Board of Directors
Allianz Life Insurance Company of New York:

We have audited the accompanying financial statements of Allianz Life Insurance Company of New York, which comprise the statutory statements of operations, capital and surplus, and cash flow for the year ended December 31, 2017, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by Allianz Life Insurance Company of New York using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

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Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting practices and
U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the results of Allianz Life Insurance Company of New York’s operations or its cash flows for the year ended December 31, 2017.

Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the results of Allianz Life Insurance Company of New York’s operations and its cash flow for the year ended December 31, 2017, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/KPMG LLP

Minneapolis, Minnesota May 18, 2018

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2019 and 2018
(Dollars in thousands, except share data)

Admitted Assets	2019	2018
Cash and invested assets:
Bonds	$554,866	603,762
Cash and cash equivalents	41,013	47,639
Policy loans	329	360
Derivative assets	283	190
Receivables for securities	10	983
Total cash and invested assets	596,501	652,934
Investment income due and accrued	4,921	5,270
Deferred tax asset, net	4,307	3,081
Current federal and foreign income tax recoverable	7,390	—
Other assets	1,225	1,207
Admitted assets, exclusive of separate account assets	614,344	662,492
Separate account assets	3,232,062	2,677,964
Total admitted assets	$3,846,406	3,340,456

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2019 and 2018
(Dollars in thousands, except share data)

Liabilities and Capital and Surplus	2019	2018
Policyholder liabilities:
Life policies and annuity contracts	$419,693	435,987
Accident and health policies	63,589	45,072
Deposit-type contracts	3,604	2,879
Life policy and contract claims	27	27
Accident and health policy and contract claims	194	171
Total policyholder liabilities	487,107	484,136
General expenses due and accrued	485	524
Due from separate accounts	(56,933)	(59,985)
Payable to parent and affiliates	3,384	4,692
Current income taxes	—	588
Asset valuation reserve	5,601	4,432
Derivative liabilities	—	174
Other liabilities	3,364	4,185
Liabilities, exclusive of separate account liabilities	443,008	438,746
Separate account liabilities	3,232,062	2,677,964
Total liabilities	3,675,070	3,116,710
Capital and surplus:
Common stock, $10 par value. Authorized, issued, and outstanding 200,000 shares at December 31, 2019 and 2018	2,000	2,000
Additional paid-in capital	72,500	72,500
Unassigned surplus	96,836	149,246
Total capital and surplus	171,336	223,746
Total liabilities and capital and surplus	$3,846,406	3,340,456

See accompanying notes to statutory financial statements.

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Operations
Years ended December 31, 2019, 2018, and 2017
(Dollars in thousands)

	2019	2018	2017
Income:
Premiums and annuity considerations	$375,015	301,715	268,035
Consideration for supplementary contracts	1,904	5,117	7,390
Net investment income	19,866	23,273	34,421
Commissions and expense allowances on reinsurance ceded	181	201	211
Fees from separate accounts	68,960	72,602	74,868
Other	—	—	24
Total income	465,926	402,908	384,949
Benefits and other expenses:
Policyholder benefits	33,083	26,024	30,967
Surrenders	222,802	220,688	209,048
Change in aggregate reserves and deposit funds	2,503	(35,379)	4,740
Commissions and other agent compensation	28,312	24,543	23,374
General and administrative expenses	24,318	18,963	18,195
Net transfers to separate accounts	134,980	107,721	60,857
Total benefits and other expenses	445,998	362,560	347,181
Income from operations before income taxes and net realized capital (loss) gain	19,928	40,348	37,768
Income tax (benefit) expense	(7,343)	(292)	3,333
Net income from operations before net realized capital (loss) gain	27,271	40,640	34,435
Net realized capital (loss) gain, net of taxes and interest maintenance reserve	(70,095)	7,217	(39,732)
Net (loss) income	$(42,824)	47,857	(5,297)

See accompanying notes to statutory financial statements.

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Capital and Surplus
Years ended December 31, 2019, 2018, and 2017
(Dollars in thousands)

	2019	2018	2017
Capital and surplus at beginning of year	$223,746	173,058	202,130
Change in accounting principle, net of tax (Note 3)	—	3,191	—
Correction of errors, net of tax (Note 3)	—	—	2,932
Adjusted balance at beginning of year	223,746	176,249	205,062
Net (loss) income	(42,824)	47,857	(5,297)
Change in unrealized capital (loss) gain	(8,937)	18,410	(21,209)
Change in net deferred income tax	3,356	332	(2,569)
Change in nonadmitted assets	(2,712)	(18,198)	(2,489)
Other changes in capital and surplus	(1,293)	(904)	(440)
Capital and surplus at end of year	$171,336	223,746	173,058

See accompanying notes to statutory financial statements.

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Cash Flow
Years ended December 31, 2019, 2018, and 2017
(Dollars in thousands)

	2019	2018	2017
Cash flows from operating activities:
Revenues:
Premiums and annuity considerations, net	$376,831	306,827	275,427
Net investment income	22,640	26,144	41,257
Other income	69,139	72,805	75,101
Total cash provided by operating activities	468,610	405,776	391,785
Benefits and expenses paid:
Benefit and loss-related payments	254,810	245,902	239,655
Commissions, expenses paid, and aggregate write-ins for deductions	52,455	42,993	41,466
Net transfers to separate accounts	131,928	72,777	57,591
Income tax paid (benefit received), net	753	5,281	(248)
Total cash used in operating activities	439,946	366,953	338,464
Net cash provided by operating activities	28,664	38,823	53,321
Cash flows from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	149,505	119,948	76,300
Miscellaneous proceeds	1,006	758	6,834
Total cash provided by investing activities	150,511	120,706	83,134
Cost of investments acquired:
Bonds	100,701	123,799	108,338
Derivatives	82,804	9,152	47,869
Miscellaneous applications	—	—	10,550
Total cash used in investing activities	183,505	132,951	166,757
Net cash used in investing activities	(32,994)	(12,245)	(83,623)
Cash flows from financing and miscellaneous activities:
Change in payable to parent and affiliates	(1,308)	1,895	(323)
Other	(988)	421	(279)
Net cash (used in) provided by financing and miscellaneous activities	(2,296)	2,316	(602)
Net (decrease) increase in cash and cash equivalents	(6,626)	28,894	(30,904)
Cash and cash equivalents:
Beginning of year	47,639	18,745	49,649
End of year	$41,013	47,639	18,745

See accompanying notes to statutory financial statements.

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(1)	Organization and Nature of Operations
Allianz Life Insurance Company of New York (the Company) is a wholly-owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA). AZOA is a wholly-owned subsidiary of Allianz Europe, B.V., which is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company's ultimate parent.
The Company is a life insurance company licensed to sell annuity, group and individual life, individual long-term care (LTC), and group accident and health policies in six states and the District of Columbia. Based on statutory net premium written, the Company's business is predominately annuity. The annuity business consists of variable-indexed and variable annuities. Accident and health business consists principally of LTC insurance. The Company has discontinued selling fixed annuity, life, and LTC products. The Company's primary distribution channel is through broker-dealers.
After evaluating the Company’s ability to continue as a going concern, management is not aware of any conditions or events which raise substantial doubts concerning the Company’s ability to continue as a going concern as of the date of filing these Statutory Financial Statements.
(2)    Summary of Significant Accounting Policies

(a)	Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and its solvency under New York insurance law. The state of New York has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles (SAP). The state of New York has also adopted certain prescribed accounting practices that differ from those found in NAIC SAP. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements. The more significant of these differences are as follows:

(1)
Acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are charged to current operations as incurred. Under U.S. GAAP, acquisition costs that are directly related to the successful acquisition of insurance contracts are capitalized and charged to operations as the corresponding revenues or future profits are recognized.

(2)
Aggregate reserves for life policies and annuity contracts, excluding variable annuities, are based on statutory mortality and interest assumptions without consideration for lapses or withdrawals. Under U.S. GAAP, aggregate reserves consider lapses and withdrawals.

(3)
Ceded reinsurance recoverable are netted against their related reserves within Policyholder liabilities, Life policies and annuity contracts and Life policy and contract claims, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, these ceded reserves are presented on a gross basis as an asset.

(4)
Bonds are carried at values prescribed by the NAIC, generally amortized cost, except for those with an NAIC rating of 6, which are reported at the lower of amortized cost or fair value. Under U.S. GAAP, bonds classified as “available-for-sale” are carried at fair value, with unrealized gains and losses recorded in stockholder’s equity.

(5)
Changes in deferred income taxes are recorded directly to Unassigned surplus. Under U.S. GAAP, these items are recorded as an item of income tax benefit or expense in operations. Moreover, under NAIC SAP, a valuation allowance may be recorded against the deferred tax asset (DTA) and admittance testing may result in an additional charge to capital and surplus for nonadmitted portions of DTAs. Under U.S. GAAP, a valuation allowance may be recorded against the DTA and reflected as an expense.

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(6)
The Company is required to establish an asset valuation reserve (AVR) liability and an interest maintenance reserve (IMR) liability. The AVR provides for a standardized statutory investment valuation reserve for certain invested assets. Changes in this reserve are recorded as direct charges or credits to Unassigned surplus. The IMR is designed to defer net realized capital gains and losses resulting from changes in the level of prevailing market interest rates and amortize them into income within the Statutory Statements of Operations over the remaining life of the investment sold. The IMR represents the unamortized portion of applicable investment gains and losses as of the balance sheet date. There is no such concept under U.S. GAAP.

(7)
Certain assets designated as “nonadmitted assets” are not recognized and are charged directly to Unassigned surplus within the Statutory Statements of Capital and Surplus. These include, but are not limited to, furniture and fixtures, prepaid expenses, receivables outstanding greater than 90 days, negative IMR, and portions of DTAs. There is no such concept under U.S. GAAP.

(8)
A provision is made for amounts ceded to unauthorized reinsurers in excess of collateral in the form of a trust or letter of credit through a direct charge to Unassigned surplus within the Statutory Statements of Capital and Surplus. There is no such requirement under U.S. GAAP.

(9)
Revenues for universal life policies and annuity contracts, excluding deposit-type contracts, are recognized as revenue when received within the Statutory Statements of Operations. Under U.S. GAAP, policy and contract fees charged for the cost of insurance, policy administrative charges, amortization of policy initiation fees, and surrender contract charges are recorded as revenues when earned.

(10)
Benefits for universal life policies and annuity contracts within the Statutory Statements of Operations, excluding deposit-type contracts, consist of payments made to policyholders. Under U.S. GAAP, benefits represent interest credited, and claims and benefits incurred in excess of the policyholder’s contract balance.

(11)
Changes in the fair value of derivatives are recorded as direct adjustments to Unassigned surplus as a component of Change in unrealized capital gains (losses) within the Statutory Statements of Capital and Surplus. Under U.S. GAAP, changes in the fair value of derivatives are recorded in derivative income (loss) as part of operating income.

(12)
Commissions allowed by reinsurers on business ceded are reported as income when received within the Statutory Statements of Operations. Under U.S. GAAP, such commissions are deferred and amortized as a component of deferred acquisition costs.

(13)	The Statutory Financial Statements do not include a statement of comprehensive income as required under U.S. GAAP.

(14)	The Statutory Statements of Cash Flow do not classify cash flows consistent with U.S. GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.

(15)
The calculation of reserves and transfers in the separate account statement requires the use of a Commissioners Annuity Reserve Valuation Method (CARVM) allowance on annuities for NAIC SAP. There is no such requirement under U.S. GAAP.

(16)
Sales inducements and premium bonuses are included in Life policies and annuity contracts in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and are charged to current operations as incurred. Under U.S. GAAP, deferred sales inducements and premium bonuses are similarly reserved; however, the costs are capitalized as assets and charged to operations as future profits are recognized in a manner similar to acquisition costs.

(17)
Negative cash balances are presented as a negative asset within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. These balances are presented as a liability under U.S. GAAP.

(18)
Embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument. Under U.S. GAAP, entities must separate the embedded derivative from the host contracts and separately account for those embedded derivatives at fair value.

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(19)
For variable-indexed annuities, the Department requires the Company to maintain a separate asset portfolio to back related reserves. These assets and liabilities are required to be included as part of the Separate account assets and Separate account liabilities presented on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, there is no such requirement.

(b)	Permitted and Prescribed Statutory Accounting Practices
The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis permitted or prescribed by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted or prescribed practices that differ from NAIC SAP that had an impact on net income or surplus as of December 31, 2019, 2018, and 2017.

(c)	Use of Estimates
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2019 and 2018, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.

(d)	Premiums and Annuity Considerations
Life premiums are recognized as income over the premium paying period of the related policies. Nondeposit-type annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.

(e)	Aggregate Reserves for Life Policies and Annuity Contracts
Reserves are principally calculated as the minimum reserves permitted by the state where the contract is issued for the year in which the contract is issued.
For the Company’s fixed annuity product lines, reserves are calculated using CARVM. The Company uses both issue year for fixed-indexed and change in fund basis for deferred fixed-interest annuities for the calculation method, on a continuous basis, using the maximum allowable interest rate. Deferred fixed-indexed and fixed-interest annuities only have a single-tier structure, which may include bonuses.
For the Company’s variable and variable-indexed annuity product lines, reserves are calculated using Actuarial Guideline XLIII – CARVM for Variable Annuities (AG43), for guaranteed benefits with adequacy confirmed using stochastic scenario testing. Variable deferred annuities include a wide range of guaranteed minimum death benefits and living benefits (income, accumulation, and withdrawal).
Aggregate reserves for life insurance policies are principally calculated using the Commissioners Reserve Valuation Method (CRVM). Additional reserves are held for supplemental benefits and for contracts with secondary guarantees, consistent with prescribed regulations and actuarial guidelines.
The Company performs an annual asset adequacy analysis as required by regulation covering substantially all of its reserves. These tests are not only performed under the required interest rate scenarios, but also under additional stochastically generated interest and equity growth scenarios. Sensitivity tests, including policy lapse, annuitization, maintenance expenses, and investment return, are performed to evaluate potential insufficiencies in reserve adequacy. The results of these tests and analysis support the conclusion that no additional asset adequacy reserves are required or recorded at December 31, 2019 and 2018, respectively. For the universal life business, the Department’s Regulation 147 – Valuation of Life Insurance Reserves stand-alone asset adequacy analysis was

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

performed, which resulted in establishing additional reserves of $100 as of December 31, 2019 and 2018, respectively.

(f)	Aggregate Reserves for Accident and Health Policies
For accident and health business, reserves consist of active life reserves (mainly reserves for unearned premiums and reserves for contingent benefits on individual LTC business) and claim reserves (the present value of amounts not yet due). Claim reserves represent incurred but unpaid claims under group policies. For the LTC business, the Department’s Regulation 56 – Minimum Reserves for Individual Accident and Health Insurance Policies stand‑alone asset adequacy analysis was performed through a gross premium valuation. The testing under the “sound value” requirements resulted in establishing additional reserves of $26,948 and $14,303 as of December 31, 2019 and 2018, respectively.

(g)	Deposit-type Contracts
Deposit-type contracts represent liabilities to policyholders in a payout status, who have chosen a fixed payout option without life contingencies. The premiums and claims related to deposit-type contracts are not reflected in the Statutory Statements of Operations as they do not have insurance risk. The Company accounts for the contract as a deposit-type contract in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(h)	Policy and Contract Claims
Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.

(i)	Reinsurance
The Company cedes business to other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts. Amounts recoverable from reinsurers represent account balances and unpaid claims covered under reinsurance contracts. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance recoverable and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(j)	Investments
Investment values are determined in accordance with methods prescribed by the NAIC.
Bonds
The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), or “5” (lower quality) are reported at cost adjusted for the amortization of premiums, accretion of discounts, and any impairment. Bonds rated at “6” (lowest quality) are carried at the lower of amortized cost or fair value with any adjustments to fair value recorded to Unassigned surplus within the Statutory Statements of Capital and Surplus.
In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date declared and interest is accrued as earned. Premiums or discounts on bonds are amortized using the constant-yield method.
Loan-backed securities and structured securities are amortized using anticipated prepayments, in addition to other less significant factors. Prepayment assumptions for loan-backed and structured securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using the modified scientific method based on

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

prepayment assumptions and the estimated economic life of the securities. For structured securities, except impaired bonds, when actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments retrospectively. Any resulting adjustment is included in Net investment income on the Statutory Statements of Operations. For impaired bonds, when adjustments are made for anticipated prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by Statement of Statutory Accounting Principles (SSAP) No. 43R – Loan Backed and Structured Securities (SSAP No. 43R).
Hybrid securities are investments structured to have characteristics of both stocks and bonds. The Company records these securities within Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Gross realized gains and losses are computed based on the average amortized cost of all lots held for a particular CUSIP.
The fair value of bonds is obtained from third-party pricing sources whenever possible. Management completes its own independent price verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the Company's internal and external investment managers. The IPV process supports the reasonableness of price overrides and challenges by the internal and external investment managers and reviews pricing for appropriateness. Results of the IPV process are reviewed by the Company’s Pricing Committee.
Allianz Life reviews its entire combined investment portfolio, including the investment portfolios of the Company and all other subsidiaries, in aggregate each quarter to determine if declines in fair value are other than temporary.
For bonds for which the fair value is less than amortized cost, the Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. For loan-backed securities, the Company must allocate other-than-temporary impairments (OTTI) between interest and noninterest-related declines in fair value. Interest-related impairments are considered other than temporary when the Company has the intent to sell the investment prior to recovery of the cost of the investment. The Company maintains a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their lack of intent to sell certain securities.
Impairments considered to be other-than-temporary are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statutory Statements of Operations in the period in which the impairment is determined. Recognition of the realized loss is subject to potential offset by AVR and IMR.
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, demand deposits, and government money market funds. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.
Policy Loans
Policy loans are supported by the underlying cash value of the policies. Policy loans are carried at unpaid principal balances plus accrued interest income on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unpaid principal balances are not in excess of the cash surrender values of the related policies.
Receivables for Securities
Receivables and payables for securities are carried at fair value on the trade date and represent a timing difference on securities that are traded at the balance sheet date but not settled until subsequent to the balance sheet date. Receivables and payables for securities are included in Receivables for securities and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

14 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(k)	Derivatives
The Company utilizes derivatives within certain actively managed investment portfolios for hedging purposes.
Futures and Options Contracts
The Company provides benefits through certain annuity products which are linked to the fluctuation of various market indices, and certain variable annuity contracts that provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts and exchange-traded futures contracts tied to an underlying index with similar characteristics with the objective to economically hedge these benefits. Management monitors in-force amounts as well as option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If actual persistency deviated, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.
The OTC option contracts are reported at fair value in Derivative assets and Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the OTC options is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. Incremental gains and losses from expiring options are included in Net realized capital gain (loss) on the Statutory Statements of Operations. The liability for the related policyholder benefits is reported in Life policies and annuity contracts on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unrealized gain or loss on open OTC option contracts is recognized as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Any unrealized gains or losses on open OTC option contracts are recognized as realized when the contracts mature (see Note 5 for further discussion).
Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded as of the end of the reporting period. A derivative asset or liability and an offsetting variation margin payable or receivable is recorded in Derivative assets or Derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the outstanding unpaid variation margin representing market movements on the last trading day of the year.
Gains and losses are not considered realized until the termination or expiration of the futures contract. Unrealized gains and losses on futures contracts are reflected in the Statutory Statements of Capital and Surplus in Unassigned surplus, within Change in unrealized capital gains (loss). Realized gains and losses on futures contracts are included in the Statutory Statements of Operations, Net realized capital gain (loss), net of taxes and interest maintenance reserve.
In 2018, NAIC SAP issued an update to SSAP No. 86 – Derivatives (SSAP No. 86) clarifying treatment of futures gains and losses, see Note 3 for further discussion. In 2017, futures gains and losses are included in Net realized capital gain (loss) in the 2017 Statutory Statements of Operations.
Interest Rate Swaps and Total Return Swaps
The Company utilizes interest rate swaps (IRS) and total return swaps (TRS) also to economically hedge market risks embedded in certain annuities. IRS and TRS contracts are reported at fair value in Derivative assets or Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the IRS are derived using a third-party vendor software program and deemed by management to be reasonable. Centrally cleared IRS fair values are obtained from the exchange on which they are traded. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps are recorded as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Gains and losses on exchange cleared IRS are recorded as unrealized until the contracts mature or are disposed at which time they are recorded as realized, subject to offset by IMR.

15 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

In March 2018, the Company changed its hedging strategy for certain variable annuities, which resulted in the sale of its IRS portfolio. See Note 5(f) for further details on the sale.
(l)    Income Taxes
The Company files a consolidated federal income tax return with AZOA. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code (IRC) and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company generally will be paid for the tax benefit of any of their tax attributes used by any member of the consolidated group.
The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Any such change could significantly affect the amounts reported in the Statutory Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.
The Company utilizes the asset and liability method of accounting for income taxes. DTAs and deferred tax liabilities (DTLs), net of the nonadmitted portion are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Gross DTAs and DTLs are measured using enacted tax rates and are considered for admitted tax asset status according to the admissibility test as set forth by the state of New York. Changes in DTAs and DTLs, including changes attributable to changes in tax rates, are recognized as a component of Unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(m)	Separate Accounts
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable and variable-indexed annuity contract holders for which investment income and investment gains and losses accrue directly to and the investment risk is borne by contract holders. Separate account assets are reported at fair value in accordance with SSAP No. 56 – Separate Accounts (SSAP No. 56), with the exception of certain bonds, cash, cash equivalents, and investment income due and accrued. Certain assets that are allocated to the index options for the Allianz Index Advantage New York Variable Annuity (VIA) are invested in bonds and cash equivalents and carried at amortized cost in accordance with the product filing requirements in the state of New York.
Amounts due from separate accounts primarily represent the difference between the surrender value of the contracts and the Separate account liability as disclosed on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This receivable represents the surrender fee that would be paid to the Company upon the surrender of the policy or contract by the policyholder or contract holder as of December 31. Amounts charged to the contract holders for mortality and contract maintenance, and other administrative services fees are included in income within Fees from separate accounts on the Statutory Statements of Operations. These fees have been earned and assessed against contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned.

16 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(n)	Receivables
Receivable balances approximate estimated fair values. This is based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Any balances outstanding more than 90 days are nonadmitted on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(o)	Reclassifications
Certain prior year balances have been reclassified to conform to the current year presentation. These reclassifications did not change total admitted assets, capital and surplus, or net income as previously reported.

(3)	Accounting Changes and Corrections of Errors
Accounting Changes
Variable-Indexed Annuity Basic Adjusted Reserve Calculation
In 2018, the Company changed its methodology used to calculate the Basic Adjusted Reserve for variable-indexed annuities to utilize the guaranteed cap instead of the projected index option. The prior period impacts of the methodology change were recorded in 2018 and resulted in a pre-tax decrease of $4,040 to Policyholder liabilities for Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The corresponding increase to surplus of $3,191 is recorded in Change in accounting principle, net of tax within the Statutory Statements of Capital and Surplus.
Recently Issued Accounting Standards – Adopted in 2019
Not applicable.
Recently Issued Accounting Standards – Adopted in 2018
In 2017, the NAIC adopted revisions to SSAP No. 86. These revisions clarify that variation margin changes should not be recognized as "settlement" until the derivative contract has terminated and instead should be recognized as an adjustment to the carrying value of the derivative contract as a separate asset or liability. The revisions are effective January 1, 2018 with prospective application. Upon adoption, the Company reflected a prospective change in variation margin for all futures contracts as unrealized until sale, maturity, or expiration, resulting in a pre-tax decrease of $7,969 to net income and no impact to surplus for the year ended December 31, 2018.
Recently Issued Accounting Standards – To Be Adopted
In 2016, the NAIC adopted revisions to SSAP No. 51R, Life Contracts and SSAP No. 54, Individual and Group Accident and Health Contracts, Issue Paper No. 154, Implementation of Principles-Based Reserving. These revisions relate to the adoption of the Valuation Manual and provides for principles based reserving for Life and Heath contracts. The Valuation Manual is part of the Department Regulation 213. Final adoption of the First Amendment to Regulation 213 was published February 2020 and provides the following revisions: 1) VM-20, Requirements for Principle-Based Reserves for Life Products, is effective January 1, 2020. However, an insurer may request a one-year delay in adopting this standard. The Company intends to submit such a request and adopt this update January 1, 2021 for business issued on or after this date. 2) VM-22, Statutory Maximum Valuation Interest Rates for Income Annuities, VM-25, Health Insurance Reserves Minimum Requirements, and VM-26, Credit Life and Disability Reserve Requirements, are not applicable as the Company does not issue these contracts.
In August 2019, the NAIC adopted SSAP No. 22R, Leases. This revised standard is a substantive revision, reorganization, and clarification of SSAP No. 22. It also adopts much of the language of US GAAP ASU 2016-02, Leases, but retains operating lease accounting for Statutory accounting. The revisions are effective January 1, 2020 with early adoption permitted. The Company will adopt the amendment as of January 1, 2020 and does not expect an impact on net income or surplus as a result of adopting the revised standard.

17 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Corrections of Errors
The Company records correction of errors in accordance with SSAP No. 3 – Accounting Changes and Correction of Errors (SSAP No. 3). SSAP No. 3 prescribes that the correction of errors in previously issued Statutory Financial Statements will be reported as an adjustment to capital and surplus in the period the error is detected. These errors are shown within Correction of errors, net of tax, on the Statutory Statements of Capital and Surplus.
During 2017, the Company identified an error in its policy administration system whereby surrender charges were not properly calculated for certain variable annuities. The error resulted in a $1,695 pre-tax understatement of Policyholder liabilities for Life policies and annuity contracts, a $6,206 pre-tax understatement of Due from separate accounts, both within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and a corresponding after-tax $2,932 understatement of net income and capital and surplus in 2016. Policyholder liabilities for Life policies and annuity contracts and Due from separate accounts both within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and Correction of errors, net of tax within the Statutory Statements of Capital and Surplus have been adjusted in 2017 to correct for the prior period impact.
(4)    Risk Disclosures
The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:
(a)    Credit Risk
Credit risk is the risk that issuers of fixed-income securities, or other parties with whom the Company has transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.
The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations from applicable state insurance laws and regulations. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.
For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the credit default swaps (CDS) of each counterparty as an early warning signal to cease trading when credit default swap spreads imply severe impairment in credit quality.
The Company executes Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure. Additionally most transactions are cleared through a clearinghouse thereby transferring counterparty risk from the bank to the clearinghouse that tends to have stronger credit. This often leads to increased collateralization and lower counterparty risk for the Company.
(b)    Credit Concentration Risk
Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit.
The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD) and approves the strategic asset allocation and accompanying investment mandates for an asset manager with respect to asset class. The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes.

18 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the investment policy at least annually.
To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly by Allianz Life on a consolidated basis. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Any exceptions require Chief Risk Officer approval and monitoring by the Risk Committee. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of New York basket clause.
(c)    Liquidity Risk
Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis, refinancing is only possible at higher interest rates. Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources, such as credit agreements, are cancelable.
The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic economic hedging activities; and (4) establishing a liquidity facility with Allianz Life to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly.
(d)    Interest Rate Risk
Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.
The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. Allianz Life monitors the economic and accounting impacts of interest rate stress scenarios on assets and liabilities on a consolidated basis regularly and on the Company's specific basis periodically.
(e)    Equity Market Risk
Equity market risk is the risk that movements in equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.
Variable annuity products may provide a minimum guaranteed level of benefits irrespective of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.
Allianz Life monitors the impacts of equity stress scenarios on assets and liabilities on a consolidated basis regularly and on the Company’s specific basis periodically.
Basis risk is the risk that variable annuity hedge asset value changes unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company regularly reviews and synchronizes fund mappings, product design features, hedge design, and manages funds line-up.

(f)	Operational Risk
Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, from human misbehavior or error, or from external events. Operational risk is comprised of the following seven risk categories:

19 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(1) external fraud; (2) internal fraud; (3) employment practices and workplace safety; (4) clients/third-party, products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery, and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.
The Operational Risk Management framework includes the following key activities: (1) an Operational Risk Capital Model covering all material types of operational risks, under which the Company quantifies and regularly monitors operational risk; (2) loss data capture to create transparency and gather information about losses that meet a designated threshold. Business owners are required to identify and resolve the root cause of operational loss events; and (3) an integrated risk and control system, a bottom-up risk assessment process for significant operational risk scenarios, to proactively manage significant operational risk scenarios throughout the organization.

(g)	Regulatory Change Risk
Regulatory change risk is the risk that regulatory changes and imposed regulation, including tax law changes, may materially impact the Company's business model, sales levels, and ability to effectively comply with regulations.
The Company actively monitors all regulatory changes and participates in national and international discussions relating to legal, regulatory, and accounting changes. The Company maintains active membership with various professional and industry trade organizations. A formal process exists to review, analyze, and implement new legislation as it is enacted.

(h)	Rating Agency Risk
Rating agency risk is the risk that rating agencies change their outlook or rating of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk.

(i)	Mortality/Longevity Risk
Mortality/longevity risk is the risk that mortality experience is different than the life expectancy assumptions used by the Company to price its products.
The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its mortality risk to third parties. The Company also manages mortality risk through the underwriting process. Both mortality and longevity risks are managed through the review of life expectancy assumptions and experience in conjunction with active product management.

(j)	Lapse Risk
Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.
The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect product design, adding Market Value Adjustments and surrender charges when appropriate, regular ALM analysis, and exercising management levers at issue, as well as post-issue as experience evolves. Policyholder experience is monitored regularly.

(k)	Cyber Security Risk
Cyber security risk is the risk of losses due to external and/or internal attacks impacting the confidentiality, integrity, and/or availability of key systems, data, and processes reliant on digital technology. The Company has implemented preventative, detective, response, and recovery measures including firewalls, intrusion detection and prevention, advanced malware detection, spyware and anti-virus software, email protection, network and

20 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

laptop encryption, web content filtering, web application firewalls, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.

(l)	Reinsurance Risk
Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company mitigates this risk by requiring certain counterparties to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. If the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. Also, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.
(5)    Investments

(a)	Bonds and Other Assets Receiving Bond Treatment
At December 31, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of investments are shown below:

	2019
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$70,170	432	77	70,525
States and political subdivisions	7,092	686	—	7,778
Corporate securities	338,916	31,107	10	370,013
Mortgage-backed securities	138,688	5,194	2	143,880
Total	$554,866	37,419	89	592,196

	2018
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$93,112	291	292	93,111
States and political subdivisions	7,419	265	161	7,523
Corporate securities	352,166	9,285	7,514	353,937
Mortgage-backed securities	151,065	700	2,230	149,535
Total	$603,762	10,541	10,197	604,106
At December 31, 2019 and 2018, the Company did not have NAIC-6 rated bonds.
At December 31, 2019 and 2018, the Company did not have any hybrid securities.
As of December 31, 2019 and 2018, investments with a statement value of $1,667 and $1,672, respectively were held on deposit as required by statutory regulations.

21 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The amortized cost and fair value of bonds and other assets receiving bond treatment reported in the statutory Annual Statement Schedule D Part 1A at December 31, 2019, by contractual maturity, are shown below:

	Amortized cost	Fair value
Due in 1 year or less	$26,348	26,647
Due after 1 year through 5 years	191,538	196,223
Due after 5 years through 10 years	97,396	104,272
Due after 10 years	100,896	121,173
Loan-backed and other structured securities	138,688	143,881
Total bonds and other assets receiving bond treatment	$554,866	592,196
Expected maturities will differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
Proceeds from sales of bonds includes sales, maturities, paydowns, and other redemptions of bonds and other assets receiving bond treatment. Proceeds from sales of bonds for the years ended December 31 are shown below:

	2019	2018	2017
Proceeds from sales	$149,505	119,948	76,300
Gross gains	1,314	299	128
Gross losses	481	2,061	177
For the years ended December 31, 2019 and 2018, there were 7 and 6 CUSIPs sold, disposed, or otherwise redeemed as a result of a callable feature, respectively. The aggregate amount of investment income generated as a result of these transactions was $212 and $204 for 2019 and 2018, respectively.
The Company’s bond portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

(b)	Unrealized Investment Losses
To determine whether or not declines in fair value are other than temporary, Allianz Life performs a quarterly review of its entire combined investment portfolio, including the Company as their subsidiary, using quoted market prices by third-party sources. For further discussion, see Notes 2 and 6.
Unrealized losses and the related fair value of investments held by the Company for the years ended December 31 are shown below:

	2019
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$12,753	77	—	—	12,753	77
Corporate securities	495	2	273	8	768	10
Mortgage-backed securities	2,011	2	—	—	2,011	2
Total temporarily impaired securities	$15,259	81	273	8	15,532	89

22 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

	2018
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$40,522	144	7,806	148	48,328	292
States and political subdivisions	4,278	161	—	—	4,278	161
Corporate securities	154,286	4,658	41,844	2,856	196,130	7,514
Mortgage-backed securities	70,164	848	35,931	1,382	106,095	2,230
Total temporarily impaired securities	$269,250	5,811	85,581	4,386	354,831	10,197
As of December 31, 2019 and 2018, the number of bonds that were in an unrealized loss position was 6 and 145, respectively.
As of December 31, 2019 and 2018, of the total amount of unrealized losses, $80, or 90.4%, and $9,824, or 96.3%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having an NAIC SVO credit rating of 1 or 2. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received and does not consider these investments to be other-than-temporarily impaired.

(c)	Realized Investment Gains (Losses)
Net realized capital gains (losses) for the years ended December 31 are shown below:

	2019	2018	2017
Bonds	$784	(2,125)	(306)
Derivatives	(70,151)	(37,022)	(21,508)
Other	4	27	55
Total realized capital losses	(69,363)	(39,120)	(21,759)
Income tax (expense) benefit on net realized losses	(118)	335	223
Total realized capital losses, net of taxes	(69,481)	(38,785)	(21,536)
Net gains (losses) transferred to IMR, net of taxes	614	(46,002)	18,196
Net realized (losses) gains, net of taxes and IMR	$(70,095)	7,217	(39,732)

(d)	Net Investment Income
Major categories of net investment income for the years ended December 31 are shown below:

	2019	2018	2017
Interest:
Bonds	$21,636	22,183	23,972
Policy loans	13	(12)	22
Cash, cash equivalents, and short-term investments	686	779	278
Derivatives	—	990	9,837
Other	52	30	35
Gross investment income	22,387	23,970	34,144
Investment expenses	(974)	(691)	(847)
Net investment income before amortization of IMR	21,413	23,279	33,297
Amortization of IMR	(1,547)	(6)	1,124
Net investment income	$19,866	23,273	34,421

23 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(e)	Loan-Backed Securities
SSAP No. 43R requires the bifurcation of impairment losses on loan-backed or structured securities into interest and noninterest-related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date.
The Company had no loan-backed securities with a recognized OTTI for the years ended December 31, 2019 and 2018.

(f)	Derivatives and Hedging Instruments
The Company does not have derivative contracts with financing premium. Derivatives held by the Company do not qualify for hedge accounting treatment.
In March 2018, the Company changed its hedging strategy for certain variable annuities, which resulted in the sale of its IRS portfolio. As a result of the sale, the Company recorded a realized loss of $56,161 that was offset by IMR of $44,367 and a tax benefit of $11,794. The sale resulted in a negative IMR balance that was reclassified to an asset and fully nonadmitted.
In September 2017, the Company restriked a portion of its IRS portfolio that hedges variable annuity liabilities. The restrike transaction included selling a portion of the Company's IRS portfolio to consolidate its net positions. As a result of this transaction, net gains of $28,282, fully offset by taxes and IMR, were recorded within the Net realized capital losses, net of taxes and IMR on the Statutory Statements of Operations.
Futures and Options Contracts
OTC options are cleared through the Options Clearing Corporation, which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The fair values of the collateral posted for futures and OTC options are discussed in the derivative collateral management section below.
Interest Rate Swaps
The Company can receive the fixed or variable rate; IRS are traded in varying maturities. The fair values of the collateral posted and variation margin for OTC and centrally cleared IRS are discussed in the derivative collateral management section below.
Total Return Swaps
The Company engages in the use of OTC TRS, which allow the parties to exchange cash flows based on a variable reference rate such as the three-month LIBOR and the return of an underlying index. The fair value of the collateral posted for OTC TRS is discussed in the derivative collateral management section below.
The following table presents a summary of the aggregate notional amounts and fair values of the Company’s derivative instruments reported on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31:

	2019			2018
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
OTC options	$194,850	283	—	123,225	190	(174)
Futures	238,907	—	—	336,519	—	—
TRS	8,000	—	—	14,000	—	—
Total derivative instruments		$283	—		190	(174)

(1) Notional amounts are presented on an absolute basis.

24 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Derivative Collateral Management
The Company manages derivative collateral for the general account and separate account combined and separate collateral for exchange-traded and OTC derivatives. The total collateral posted for exchange-traded derivatives at December 31, 2019 and 2018, had a fair value of $24,773 and $55,551, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company retains ownership of the exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The Company had no collateral posted for OTC derivatives as of December 31, 2019 and 2018. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.

(g)	Offsetting Assets and Liabilities
The Company elects to disclose derivative assets and liabilities eligible for offset under SSAP No. 64 – Offsetting and Netting of Assets and Liabilities on a gross basis on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with the provisions set forth in SSAP No. 86. This treatment is consistent with the Company’s historical reporting presentation.

(h)	Restricted Assets
As of December 31, 2019, the Company had the following restricted assets, including assets pledged to others as collateral:

	Gross Restricted				Percentage
	Total general account	Total from prior year	Increase (decrease)	Total current year admitted restricted	Gross restricted to total assets	Admitted restricted to total admitted assets
On deposit with states	$1,667	1,672	(5)	1,667	—%	—%
Derivative collateral	24,310	55,569	(31,259)	24,310	0.6	0.6
Total restricted assets	$25,977	57,241	(31,264)	25,977	0.6%	0.6%
(6)    Fair Value Measurements
SSAP No. 100R – Fair Value establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a) Quoted prices for similar assets or liabilities in active markets.
(b) Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c) Inputs other than quoted prices that are observable.
(d) Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 – Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of

25 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

market inputs. Based on the results of this evaluation and investment class analysis, each financial asset and liability was classified into Level 1, 2, or 3.
The following presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	2019
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value
Derivative assets	$—	283	—	283
Separate account assets	2,295,709	125,436	—	2,421,145
Total assets reported at fair value	2,295,709	125,719	—	2,421,428
Liabilities at fair value
Separate account derivative liabilities	—	51,037	—	51,037
Total liabilities reported at fair value	$—	51,037	—	51,037

(a) The Company does not have any assets or liabilities measured at net asset value (NAV) that are included in Level 2 within this table.

	2018
	Level 1		Level 2 (a)	Level 3	Total
Assets at fair value
Derivative assets	$—		190	—	190
Separate account assets	2,128,031		11,846	—	2,139,877
Total assets reported at fair value	2,128,031		12,036	—	2,140,067
Liabilities at fair value
Derivative liabilities	—		174	—	174
Separate account derivative liabilities	—	36,644	36,644	—	36,644
Total liabilities reported at fair value	$—		36,818	—	36,818

(a) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 within this table.
The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability). The Company has not made changes to valuation techniques in 2019.

(a)	Valuation of Derivatives
Active markets for OTC options do not exist. The fair value of OTC options is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. OTC options that are internally priced and IRS are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable. The fair value of futures is based on quoted market prices and are generally included in Level 1.

26 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Using market observable inputs, IRS prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis.

(b)	Valuation of Separate Account Assets and Separate Account Derivative Liabilities
Separate account assets and Separate account derivative liabilities, with the exception of certain bonds, cash, cash equivalents and investment income due and accrued, are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on quoted prices in active, observable markets. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in bonds, short-term investments and derivatives, that portion could be classified within Level 2 or Level 3). Certain bonds, cash and cash equivalents, along with related accrued investment income and receivables, carried at amortized cost within the separate account have an amortized cost of $810,917 and $538,087 as of December 31, 2019 and 2018, respectively, and a fair value of $843,261 and $523,900 as of December 31, 2019 and 2018, respectively. Separate account assets carried at amortized cost are included in the table in section 6(g) below.

(c)	Level 3 Rollforward
The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

	January 1, 2019	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2019

TRS asset	$—	—	—	1,182	—	(1,182)	—
Total Level 3 assets	—	—	—	1,182	—	(1,182)	—

TRS liability	—	—	—	(1,827)	—	1,827	—
Total Level 3 liabilities	$—	—	—	(1,827)	—	1,827	—

	January 1, 2018	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2018

TRS asset	$—	—	—	2,871	—	(2,871)	—
Total Level 3 assets	—	—	—	2,871	—	(2,871)	—

TRS liability	—			(1,709)	—	1,709	—
Total Level 3 liabilities	$—	—	—	(1,709)	—	1,709	—

(d)	Transfers
The Company reviews its fair value hierarchy classifications annually. Transfers between levels occur when there are changes in the observability of inputs and market activity.
For the years ended December 31, 2019 and 2018, the Company did not have any transfers into or out of Level 3.

27 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(e)	Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Bonds: The primary unobservable input used in the discounted cash flow model is a corporate index option adjusted spread (OAS). The corporate index OAS used is based on a security's sector, rating, and average life. A significant increase (decrease) of the corporate index OAS in isolation could result in a decrease (increase) in fair value.
Derivative assets and liabilities: The TRS are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable input would generally include the spread. For a long position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in higher (lower) fair value. For a short position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in lower (higher) fair value.

(f)	Estimates
The Company has been able to estimate the fair value of all financial assets and liabilities.

(g)	Aggregate Fair Value of Financial Instruments
The following tables present the carrying amounts and fair values of all financial instruments at December 31 (b):

	2019
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$592,196	554,866	70,525	521,671	—
Cash equivalents	43,050	43,050	43,050	—	—
Derivative assets	283	283	—	283	—
Separate account assets	3,264,406	3,232,062	2,320,888	943,518	—
Financial Liabilities
Deposit-type contracts	$4,176	3,604	—	—	4,176
Other investment contracts	519,727	397,644	—	—	519,727
Separate account liabilities	3,264,406	3,232,062	2,320,888	943,518	—

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

	2018
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$604,106	603,762	93,112	510,994	—
Cash equivalents	43,239	43,239	43,239	—	—
Derivative assets	190	190	—	190	—
Separate account assets	2,663,777	2,677,964	2,142,943	520,834	—
Financial Liabilities
Deposit-type contracts	$3,163	2,879	—	—	3,163
Other investment contracts	564,551	415,179	—	—	564,551
Derivative liabilities	174	174	—	174	—
Separate account liabilities	2,663,777	2,677,964	2,142,943	520,834	—

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

28 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

A description of the Company’s valuation techniques for financial instruments not reported at fair value and categorized within the fair value hierarchy is shown below:
Valuation of Bonds
The fair value of bonds is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.
Valuation of Cash Equivalents
Cash equivalents are comprised of money market mutual funds. The fair value of money market mutual funds is based on quoted market prices in active markets and included in Level 1.
Valuation of Deposit-Type Contracts
Fair values of deposit-type contracts are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for actuarial inputs.
Valuation of Other Investment Contracts
Other investment contracts are included within Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Other investment contracts include certain reserves related to deferred annuities and other payout annuities that may include life contingencies, but do not have significant mortality risk due to substantial periods certain. Fair values are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for market inputs.
Valuation of Separate Account Liabilities
In accordance with SSAP No. 56, the fair value of separate account liabilities is set to equal the fair value of separate account assets.

29 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(7)	Income Taxes

(a)	Deferred Tax Assets and Liabilities
The components of the net DTA or net DTL are as follows:

	December 31, 2019
	Ordinary	Capital	Total
Total gross deferred tax assets	$11,500	10	11,510
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	11,500	10	11,510
Deferred tax assets nonadmitted	(5,083)	—	(5,083)
Subtotal net admitted deferred tax assets	6,417	10	6,427
Deferred tax liabilities	(2,120)	—	(2,120)
Net admitted deferred tax assets	$4,297	10	4,307

	December 31, 2018
	Ordinary	Capital	Total
Total gross deferred tax assets	$7,569	105	7,674
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	7,569	105	7,674
Deferred tax assets nonadmitted	(409)	—	(409)
Subtotal net admitted deferred tax assets	7,160	105	7,265
Deferred tax liabilities	(4,184)	—	(4,184)
Net admitted deferred tax assets	$2,976	105	3,081

	Change
	Ordinary	Capital	Total
Total gross deferred tax assets	$3,931	(95)	3,836
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	3,931	(95)	3,836
Deferred tax assets nonadmitted	(4,674)	—	(4,674)
Subtotal net admitted deferred tax assets	(743)	(95)	(838)
Deferred tax liabilities	2,064	—	2,064
Net admitted deferred tax assets	$1,321	(95)	1,226

30 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The amount of admitted adjusted gross DTAs allowed under each component of SSAP No. 101 – Income Taxes (SSAP No. 101) as of December 31 are as follows:

	December 31, 2019
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	10	10
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	4,297	—	4,297
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	25,054
Lesser of 11.b.i or 11.b.ii	4,297	—	4,297
Adjusted gross DTAs offset by gross DTLs (11.c)	2,120	—	2,120
Deferred tax assets admitted	$6,417	10	6,427

	December 31, 2018
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	—	—
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	2,976	105	3,081
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	33,100
Lesser of 11.b.i or 11.b.ii	2,976	105	3,081
Adjusted gross DTAs offset by gross DTLs (11.c)	4,184	—	4,184
Deferred tax assets admitted	$7,160	105	7,265

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	10	10
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	1,321	(105)	1,216
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	(8,046)
Lesser of 11.b.i or 11.b.ii	1,321	(105)	1,216
Adjusted gross DTAs offset by gross DTLs (11.c)	(2,064)	—	(2,064)
Deferred tax assets admitted	$(743)	(95)	(838)

31 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Ratios used for threshold limitation as of December 31 are as follows:

	December 31
	2019	2018	Change
Ratio percentage used to determine recovery period and threshold limitation amount	1,467%	1,584%	(117)%
Amount of adjusted capital and surplus used to determine recovery period threshold limitation	$167,029	220,666	(53,637)
Impact of tax planning strategies on the determination of net admitted adjusted gross DTAs is as follows:

December 31, 2019
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	—%	—%

	December 31, 2018
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	100.0%	100.0%

	Change
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	(100.0)%	(100.0)%
The Company’s tax planning strategies do not include the use of reinsurance.

(b)	Unrecognized Deferred Tax Liabilities
There are no temporary differences for which DTLs are not recognized.

(c)	Current and Deferred Income Taxes
The significant components of income taxes incurred (i.e. Current income tax expense) and the changes in DTAs and DTLs include:

	December 31
	2019	2018	2017	2019-2018 Change	2018-2017 Change
Current year federal tax (benefit) expense - ordinary income	$(7,343)	(292)	3,333	(7,051)	(3,625)
Current year foreign tax (benefit) expense - ordinary income	—	—	—	—	—
Subtotal	(7,343)	(292)	3,333	(7,051)	(3,625)
Current year tax expense (benefit) - net realized capital gains (losses)	118	(335)	(223)	453	(112)
Federal and foreign income taxes incurred	$(7,225)	(627)	3,110	(6,598)	(3,737)

32 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

DTAs and DTLs consist of the following major components:

	December 31
Deferred tax assets	2019	2018	Change
Ordinary:
Deferred acquisition costs	$2,539	2,429	110
Policyholder reserves	8,168	5,133	3,035
Expense accruals	1	2	(1)
Investments	745	—	745
Nonadmitted assets	47	5	42
Subtotal	11,500	7,569	3,931
Statutory valuation allowance adjustment	—	—	—
Nonadmitted ordinary deferred tax assets	(5,083)	(409)	(4,674)
Admitted ordinary tax assets	6,417	7,160	(743)
			—
Capital:			—
Impaired assets	10	105	(95)
Subtotal	10	105	(95)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted capital deferred tax assets	—	—	—
Admitted capital deferred tax assets	10	105	(95)
Admitted deferred tax assets	$6,427	7,265	(838)

	December 31
Deferred tax liabilities	2019	2018	Change
Ordinary:
Investments	$(231)	(2,003)	1,772
Policyholder reserves	(1,862)	(2,173)	311
Deferred and uncollected premiums	(27)	(8)	(19)
Subtotal	(2,120)	(4,184)	2,064

Capital:
Other	—	—	—
Subtotal	—	—	—
Deferred tax liabilities	(2,120)	(4,184)	2,064
Net deferred tax asset	$4,307	3,081	1,226
The realization of the DTAs is dependent upon the Company’s ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future current operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining DTAs.
The Tax Cuts and Jobs Act of 2017 (Tax Act of 2017) was enacted on December 22, 2017, thereby requiring various adjustments be reflected in the Statutory Financial Statements as of December 31, 2017. The Tax Act of 2017, among its many elements, lowers the corporate tax rate to 21%, a reduction from the historical 35% rate. Accordingly, the Company revalued its deferred tax inventory as of December 31, 2017 to reflect the lower tax rate, resulting in a decrease to its net deferred tax asset of $5,423 and a corresponding decrease to surplus as of December 31, 2017. The change in the net deferred tax asset resulted in a decrease of the amount of deferred tax assets nonadmitted of $1,736 and a corresponding increase to surplus as of December 31, 2017.
In computing taxable income, life insurance companies are allowed a deduction attributable to their life insurance and accident and health reserves. The Tax Act of 2017 significantly changed the methodology by which these reserves are computed for tax purposes. The changes are effective for tax years beginning after 2017 and are subject to a transition rule that spreads the additional income tax liability over the subsequent eight years beginning in 2018.  Due to complexities in the new methodology and limited guidance from the Internal Revenue Service

33 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

and U.S. Treasury, the Company has recorded provisional amounts for the deferred tax revaluation associated with the changes in the computation of life insurance tax reserves based on information available at December 31, 2017.  Pursuant to Interpretation of the SAP Working Group 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act, provisional tax computations related to these amounts were reasonably estimated as of December 31, 2017 and have been adjusted based on guidance received from Internal Revenue Service and U.S. Treasury. Adjusted amounts are reflected in the Company's results of operations for the years ended December 31, 2019 and 2018.
The Change in net deferred income tax is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the Change in nonadmitted assets is reported separately from the Change in net deferred income tax in the Unassigned surplus section of the Statutory Statements of Capital and Surplus):

	December 31
	2019	2018	Change
Net deferred tax assets	$9,390	3,490	5,900
Statutory valuation allowance adjustment	—	—	—
Net deferred tax assets after statutory valuation allowance	9,390	3,490	5,900
Tax effect of unrealized gains/(losses)	(745)	1,799	(2,544)
Change in net deferred income tax			$3,356

(d)	Reconciliation of Federal Income Tax Rate to Actual Effective Rate
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31, 2019	December 31, 2018	December 31, 2017
Federal income tax rate	21.0%	21.0%	35.0%
Amortization of IMR	1.6	—	(1.1)
Dividends received deduction	(4.3)	(1.9)	(5.3)
Tax hedges	0.7	(0.2)	—
Tax hedge reclassification	(73.9)	(19.3)	(20.0)
Non-deductible expenses	0.1	0.1	(0.1)
Change in deferred tax on non-admitted assets	(0.2)	—	0.1
Prior period adjustments	0.9	(1.0)	(1.8)
Change in deferred tax impairments	0.5	(0.3)	—
Tax reform revaluation (1)	—	—	8.8
Effective tax rate	(53.6)%	(1.6)%	15.6%

Federal and foreign income taxes incurred (2)	(36.8)%	(0.7)%	8.8%
Change in net deferred income taxes	(16.8)	(0.9)	6.8
Effective tax rate	(53.6)%	(1.6)%	15.6%
(1) On December 22, 2017, the United States passed the Tax Act of 2017, which reduced the corporate tax rate from 35% to 21% for tax years beginning after December 31, 2017. As a result, the deferred taxes recorded on the Statutory Statements of Assets, Liabilities, and Capital and Surplus were revalued to reflect the reduction in the future corporate tax rate.

(2) Tax on capital gains (losses) is excluded from federal and foreign income taxes incurred and detailed in Note 5(c).

(e)	Carryforwards, Recoverable Taxes, and IRC Section 6603 Deposits
As of December 31, 2019, there are no operating losses or tax credit carryforwards available for tax purposes.
There are no Federal income taxes available for recoupment in the event of future net losses.
There are no aggregate deposits admitted under Section 6603 of the IRC.
The Company had no tax contingencies computed in accordance with SSAP No. 101 as of December 31, 2019 and 2018.

34 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2019 and 2018, the Company recognized no such expenses.

(f)	Consolidated Federal Income Tax Return
The Company’s federal income tax return is consolidated with AZOA. The method of allocation between the subsidiaries of AZOA is subject to written agreement, approved by the Allianz Life Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually after the consolidated return is filed.
The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. federal and non-U.S. income tax examinations for years prior to 2016, though examinations of combined returns filed by AZOA, which include the Company by certain U.S. state and local tax authorities, may still be conducted for 2016 and subsequent years. The last Internal Revenue Service (IRS) examination of AZOA involved the federal income tax return filed by AZOA for the 2015 tax year, which included carrybacks to the 2012 tax year. This examination concluded in October 2018 with the IRS only making one immaterial adjustment that increased the Company’s tax liability for 2012 by approximately $530. The IRS has been engaged in an examination of AZOA’s 2016 and 2017 income tax returns since late 2017 but no Proposed Adjustments related to the Company or any Revenue Agent Report has been received to date.
As of December 31, 2019, the companies included in the consolidated group for which AZOA files a federal income tax return is included below:

Members of Consolidated Tax Group
Allianz Life Insurance Company of New York	Allianz Life Insurance Company of Missouri
Allianz Life Insurance Company of North America	Allianz Annuity Company of Missouri
AZOA Services Corporation	Allianz Underwriters Insurance Company
Allianz Global Risks US Insurance Company	AGCS Marine Insurance Company
Allianz Reinsurance of America, Inc.	William H. McGee & Co., Inc.
Allianz Technology of America, Inc.	Fireman’s Fund Insurance Company
Allianz Renewable Energy Partners of America LLC	Fireman’s Fund Indemnity Corporation
Allianz Renewable Energy Partners of America 2 LLC	National Surety Corporation
PFP Holdings, Inc.	Chicago Insurance Company
AZL PF Investments, Inc.	Interstate Fire & Casualty Company
Dresdner Kleinwort Pfandbriefe Investments II, Inc.	Associated Indemnity Corporation
Allianz Fund Investments, Inc.	American Automobile Insurance Company
Yorktown Financial Companies, Inc.	The American Insurance Company
Questar Capital Corporation	Allianz Risk Transfer, Inc.
Questar Asset Management, Inc.	Allianz Risk Transfer (Bermuda), Ltd.
Questar Agency, Inc.
(8)    Accident and Health Claim Reserves
Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2019, are appropriate, uncertainties in the reserving process could cause reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

35 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2019	2018	2017
Balance at January 1, net of reinsurance recoverables of $529, $622, and $544, respectively	$3,938	4,867	3,877
Incurred related to:
Current year	3,991	916	2,026
Prior years	749	(374)	248
Total incurred	4,740	542	2,274
Paid related to:
Current year	211	81	85
Prior years	1,165	1,390	1,199
Total paid	1,376	1,471	1,284
Balance at December 31, net of reinsurance recoverables of $1,214, $529, and $622, respectively	$7,302	3,938	4,867
Prior year incurred claim reserves for 2019 reflect unfavorable claim development as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on the individual LTC line of business. Prior year incurred claim reserves for 2018 reflect favorable claim development as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on the individual LTC line of business. Prior year incurred claims reserves for 2017 reflect unfavorable claim development as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on individual LTC and group health lines of business.
(9)    Reinsurance
The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity, and accident and health businesses, as well as businesses the Company has chosen to exit. In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess coverage and coinsurance contracts.
The Company monitors the financial exposure and financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by securing recoverable balances with various forms of collateral, including arranging trust accounts and letters of credit with certain reinsurers.
The effect of reinsurance on reserves and claims, for amounts recoverable from other insurers, was as follows:

	For the years ended December 31,
Reduction in:	2019	2018
Aggregate reserves	$5,537	4,473
Policy and contract claims	197	191

36 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The Company assumed no business from other companies for the years ended December 31, 2019, 2018, and 2017. Life insurance, annuities, and accident and health business ceded to other companies are as follows:

Year ended	Direct amount	Ceded to other companies	Net amount
December 31, 2019
Life insurance in force	$49,947	42,359	7,588
Premiums:
Life	807	655	152
Annuities	371,966	—	371,966
Accident and health	3,341	444	2,897
Total premiums	$376,114	1,099	375,015

December 31, 2018
Life insurance in force	$53,361	48,195	5,166
Premiums:
Life	922	744	178
Annuities	298,637	—	298,637
Accident and health	3,367	467	2,900
Total premiums	$302,926	1,211	301,715

December 31, 2017
Life insurance in force	$59,398	50,925	8,473
Premiums:
Life	983	781	202
Annuities	264,826	—	264,826
Accident and health	3,489	482	3,007
Total premiums	$269,298	1,263	268,035
There are no nonaffiliated reinsurers owned in excess of 10% or controlled, either directly or indirectly, by the Company or by a representative, officer, trustee, or director of the Company.
There are no policies issued by the Company that have been reinsured with a company chartered in a country other than the United States that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor, or any other person not primarily engaged in the insurance business.
The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits.
The Company does not have reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.
The Company did not write off any uncollectible recoverables during 2019, 2018, and 2017.
There were no commutations for the years ended December 31, 2019 and 2018, respectively.

37 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(10)    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics
Information regarding the Company’s annuity actuarial reserves and deposit liabilities by withdrawal characteristics at December 31 is as follows:

	2019	Percentage of total	2018	Percentage of total
Subject to discretionary withdrawal:
With market value adjustment	$60,359	2%	$131,145	4%
At book value less current surrender charges of 5% or more	738,120	21	524,493	17
At market value	2,297,154	65	2,042,626	68
Total with adjustment or at market value	3,095,633	88	2,698,264	89
At book value without adjustment (minimal or no charge or adjustment)	381,487	11	272,143	9
Not subject to discretionary withdrawal	65,387	2	46,654	2
Total gross	3,542,507	101%	3,017,061	100%
Reinsurance ceded	—		—
Total net	$3,542,507		$3,017,061

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:	2019	2018
Life, Accident and Health Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	$397,644	415,179
Supplemental contracts with life contingencies, net	18,688	17,533
Deposit-type contracts	3,604	2,879
Subtotal	419,936	435,591
Separate Accounts Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	3,121,880	2,580,835
Supplemental contracts with life contingencies, net	691	636
Subtotal	3,122,571	2,581,471
Total annuity actuarial reserves and deposit fund liabilities	$3,542,507	3,017,062

38 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(11)    Life Actuarial Reserves by Withdrawal Characteristics
Information regarding the Company’s life actuarial reserves by withdrawal characteristics at December 31 is as follows:

	2019
	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$51	198	726
Indexed life	1,623	1,471	1,571
Other permanent cash value life insurance	538	538	538
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	264
Miscellaneous reserves	XXX	XXX	272
Total gross	2,212	2,207	3,371
Reinsurance ceded	—	—	11
Total net (1)	$2,212	2,207	3,360
(1) Balances reflected within this disclosure reside in the Company's general account; the Company's separate accounts do not contain Life business.

Reconciliation of total life actuarial reserves:	2019
Life, Accident, and Health Annual Statement:
Life insurance, net	$3,088
Miscellaneous reserves, net	272
Total life actuarial reserves	$3,360
(12)    Separate Accounts
The Company’s separate accounts represent funds held for the benefit of contract holders entitled to payments under variable annuity contracts issued through the Company’s separate accounts and underwritten by the Company.
As of December 31, 2019 and 2018, the Company's separate accounts are classified as nonguaranteed. Information regarding the Company’s separate accounts for the years ended December 31 is as follows:

	2019	2018
Premiums, considerations, or deposits	$352,992	298,627

Reserves for account, with assets at fair value	2,297,845	2,043,263
Reserves for account, with assets at amortized cost	824,726	538,208
Total reserves	3,122,571	2,581,471
By withdrawal characteristics:
At fair value	2,297,154	2,042,626
At book value without MV adjustment and with current surrender charge of 5% or more	737,371	523,083
At book value without MV adjustment and with current surrender charge of less than 5%	87,355	15,125
Subtotal	3,121,880	2,580,834
Not subject to discretionary withdrawal	691	637
Total	$3,122,571	2,581,471
As of December 31, 2019 and 2018, the Company’s separate accounts included legally insulated assets and non-insulated assets attributed to the following products/transactions:

39 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

	2019		2018
Product/transaction	Legally insulated	Not legally insulated	Legally insulated	Not legally insulated
Variable Annuities	$2,194,429	—	2,037,206	—
Variable Annuities (Non-Unitized Non-Insulated)	—	1,037,633	—	640,758
Total	$2,194,429	1,037,633	2,037,206	640,758
The Company’s separate account liabilities contain guaranteed benefits. The liabilities for guaranteed benefits are supported by the Company’s general account assets. To compensate the general account for the risk taken, the separate account paid risk charges of $37,538, $36,073, $33,270, $30,266, and $25,445 during the past five years, respectively. The general account of the Company paid $1,019, $465, $13, $2,140, and $1,046 towards separate account guarantees during the past five years, respectively.
A reconciliation of net transfers to separate accounts for the years ended December 31 is included in the following table:

	2019	2018	2017
Transfers as reported in the Summary of Operations of the Separate Accounts Annual Statement:
Transfers to separate accounts	$352,992	298,627	264,695
Transfers from separate accounts	(217,517)	(191,108)	(209,986)
Net transfers to separate accounts	135,475	107,519	54,709
Reconciling adjustments:
Other adjustments	(495)	202	(58)
Differences due to correction of error (see Note 3)	—	—	6,206
Transfers as reported in the Statutory Statements of Operations	$134,980	107,721	60,857

(13)	Related-Party Transactions

(a)	Real Estate
The Company subleases office space from an affiliate. In connection with this agreement, the Company incurred rent expense of $56, $25, and $28 in 2019, 2018, and 2017, respectively, which is included in General and administrative expenses on the Statutory Statements of Operations.

(b)	Service Fees
The Company incurred fees for administrative services provided by Allianz Life of $10,113, $9,500 and $9,830 in 2019, 2018, and 2017, respectively. The Company’s liability for these expenses was $791 and $676 as of December 31, 2019 and 2018, respectively, and is included in Payable to parent and affiliates on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company incurred fees for investment advisory services provided by affiliated companies of $870, $668, and $559 in 2019, 2018, and 2017, respectively. The Company’s liability for these charges was $78 and $60 as of December 31, 2019 and 2018, respectively, and is included in Payable to parent and affiliates on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company has an agreement with Allianz Investment Management, LLC which has subsequent agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company's separate accounts to holders of the Company's variable annuity products, and (2) the Company receives compensation for providing administrative and recordkeeping services relating to

40 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

the investment options managed by PIMCO and OpCap. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $885, $965, and $1,042 during 2019, 2018, and 2017, respectively, which is included in Fees from separate accounts on the Statutory Statements of Operations. The related receivable for the fees was $74 and $80 at December 31, 2019 and 2018, respectively, which is included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC, (ALFS), an affiliated company, in the amount of $27,988, $24,155, and $22,711 for the years ended December 31, 2019, 2018, and 2017, respectively.
The Company has an agreement with ALFS, whereby 12b-1 fee receivables are assigned to the Company and Allianz Life. The Company has also agreed with Allianz Life to share in reimbursing ALFS for direct and indirect expenses incurred in performing services for the Company and Allianz Life. In the event that assigned receivables exceed expenses, ALFS records a loss on the transaction with the Company and a dividend-in-kind to Allianz Life. The Company recorded revenue from this agreement of $4,163, $4,236, and $4,357 for the years ended December 31, 2019, 2018, and 2017, respectively. The Company recorded expenses related to this agreement of $7,135, $4,973, and $4,237 for the years ended December 31, 2019, 2018, and 2017, respectively.

(c)	Reinsurance
The Company cedes certain term life and universal life insurance policies to Allianz Life. At December 31, 2019 and 2018, the Company had no reinsurance recoverables and receivables from Allianz Life included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(d)	Line of Credit Agreement
The Company has a line of credit agreement with Allianz Life, to provide liquidity, as needed. No amounts have been borrowed during the years ended December 31, 2019, and 2018. The Company’s borrowing capacity under the agreement is limited to 5% of the General Account admitted assets of the Company as of the preceding year-end.
(14)    Employee Benefit Plans
The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation. Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. The Company matches up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.
The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. All legal fees are paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $295, $252, and $241 in 2019, 2018, and 2017, respectively, toward the AAAP matching contributions and administration expenses.
(15)    Statutory Capital and Surplus
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. As such, the Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2019 and 2018 were in compliance with these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with New York statutes, the Company may declare

41 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

and pay from its Unassigned surplus cash dividends of not more than the lesser of 10% of its beginning-of-the year statutory surplus, or its net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the preceding year. Based on these restrictions, ordinary dividends of $17,134 can be paid in 2020 without prior approval of the Department. The Company paid no dividends in 2019, 2018, and 2017.
Regulatory Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2019 and 2018.
(16)    Direct Premiums Written by Third-Party Administrators
The Company has direct premiums written by third-party administrators (TPAs). The types of business written by the TPAs include life, accidental death and dismemberment, medical, disability, excess risk, and LTC. The authority granted to the TPAs includes claims payment, claims adjustment, and premium collection. Total premiums written by TPAs were $803, $935, and $987 for 2019, 2018, and 2017, respectively. For the years ended December 31, 2019, 2018, and 2017, there were no individual TPAs that wrote premiums that equaled at least 5% of the capital and surplus of the Company.
(17)    Reconciliation to the Annual Statement
The Company is required to file an Annual Statement with the Department. As of December 31, 2019 and 2018, there is no difference in admitted assets or liabilities between this report and the Annual Statement. As of December 31, 2019, 2018, and 2017, there is no difference in capital and surplus or net income between this report and the Annual Statement.
(18)    Commitments and Contingencies
The Company is or may become subject to claims and lawsuits that arise in the ordinary course of business. In the opinion of management, the ultimate resolution of any such known litigation will not have a material adverse effect on the Company's financial position.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, the Internal Revenue Service, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company.
It can be expected that annuity and life product designs, management, and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking.
These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.

42 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(19)    Subsequent Events
The Company has evaluated subsequent events through April 3, 2020, which is the date the Statutory Financial Statements were available to be issued. No material subsequent events have occurred since December 31, 2019 that require adjustment to the Statutory Financial Statements.
As a result of the COVID-19 pandemic, economic uncertainties have arisen which are likely to negatively impact the Company’s net income and surplus. The extent to which the COVID-19 pandemic impacts our business, net income, and surplus, as well as our capital and liquidity position, will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.
In March 2020, the Company borrowed $25,000 from Allianz Life for liquidity purposes under the terms of the line of credit agreement described in Note 13(d).

43 of 43

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

of

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements

December 31, 2019

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Allianz Life Insurance Company of New York and the Contract Owners of Allianz Life of NY Variable Account C of Allianz Life Insurance Company of New York

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Allianz Life of NY Variable Account C of Allianz Life Insurance Company of New York, indicated in the table below (other than Oppenheimer Global Multi-Alternatives Fund/VA, which does not present a statement of assets and liabilities), as of December 31, 2019, the related statements of operations for the year then ended (other than Oppenheimer Global Multi-Alternatives Fund/VA, which is for the period January 1, 2019 to April 29, 2019 (date of merger with AZL Government Money Market Fund)), and the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Allianz Life of NY Variable Account C of Allianz Life Insurance Company of New York (other than Oppenheimer Global Multi-Alternatives Fund/VA, which does not present a statement of assets and liabilities) as of December 31, 2019, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2019 (other than Oppenheimer Global Multi-Alternatives Fund/VA, which is for the period January 1, 2019 to April 29, 2019 (date of merger with AZL Government Money Market Fund)) in conformity with accounting principles generally accepted in the United States of America.

Subaccounts of Allianz Life of NY Variable Account C
AZL Balanced Index Strategy Fund	AZL DFA Five-Year Global Fixed Income Fund	AZL DFA Multi-Strategy Fund
AZL Enhanced Bond Index Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	AZL Gateway Fund	AZL Government Money Market Fund
AZL International Index Fund Class 1	AZL International Index Fund Class 2	AZL MetWest Total Return Bond Fund
AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2	AZL Moderate Index Strategy Fund
AZL Morgan Stanley Global Real Estate Fund Class 1	AZL Morgan Stanley Global Real Estate Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 1
AZL MSCI Emerging Markets Equity Index Class 2	AZL MSCI Global Equity Index Fund	AZL MVP Balanced Index Strategy Fund
AZL MVP DFA Multi-Strategy Fund	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	AZL MVP Fusion Dynamic Balanced Fund
AZL MVP Fusion Dynamic Conservative Fund	AZL MVP Fusion Dynamic Moderate Fund	AZL MVP Global Balanced Index Strategy Fund
AZL MVP Growth Index Strategy Fund	AZL MVP Moderate Index Strategy Fund	AZL MVP T. Rowe Price Capital Appreciation Plus Fund
AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1

AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund	AZL Small Cap Stock Index Fund Class 1
AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund
BlackRock Global Allocation V.I. Fund	BNY Mellon VIF Appreciation Portfolio	ClearBridge Variable Aggressive Growth Portfolio
Columbia Variable Portfolio - Seligman Global Technology Fund	Davis VA Financial Portfolio	Eaton Vance VT Floating-Rate Income Fund
Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio
Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Allocation VIP Fund
Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund
Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco Oppenheimer V.I. Global Strategic Income Fund
Invesco Oppenheimer V.I. International Growth Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced-Risk Allocation Fund
Ivy VIP Asset Strategy Portfolio	Ivy VIP Energy Portfolio	Ivy VIP Growth Portfolio
Ivy VIP Mid Cap Growth Portfolio	Ivy VIP Natural Resources Portfolio	Ivy Science and Technology Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
MFS International Intrinsic Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio
Oppenheimer Global Multi-Alternatives Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT Balanced Allocation Portfolio
PIMCO VIT CommodityReal Return Strategy Portfolio	PIMCO VIT Dynamic Bond Portfolio	PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	PIMCO VIT Global Core Bond (Hedged) Portfolio	PIMCO VIT Global Managed Asset Allocation Portfolio
PIMCO VIT High Yield Portfolio	PIMCO VIT Long-Term U.S. Government Portfolio	PIMCO VIT Low Duration Portfolio
PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	RCM Dynamic Multi-Asset Plus VIT Portfolio	T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

Basis for Opinions

These financial statements are the responsibility of the Allianz Life Insurance Company of New York management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Allianz Life of NY Variable Account C of Allianz Life Insurance Company of New York based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Allianz Life of NY Variable Account C of Allianz Life Insurance Company of New York in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, MN
March 25, 2020

We have served as the auditor of one or more of the subaccounts of Allianz Life of NY Variable Account C of Allianz Life Insurance Company of New York since 2019.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2019
(In thousands)

	AZL Balanced Index Strategy Fund	AZL DFA Five-Year Global Fixed Income Fund	AZL DFA Multi-Strategy Fund	AZL Enhanced Bond Index Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund
Assets:
Investments at Net Asset Value	$26,578	$919	$90,599	$4,837	$25,311
Total Assets	26,578	919	90,599	4,837	25,311

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	26,578	919	90,599	4,837	25,311

Net Assets:
Contracts in Accumulation Period	26,578	919	90,599	4,837	25,311
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$26,578	$919	$90,599	$4,837	$25,311

Investment Shares	1,615	94	6,309	431	1,882
Investments at Cost	$23,531	$946	$87,725	$4,718	$23,060

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	AZL Gateway Fund	AZL Government Money Market Fund	AZL International Index Fund Class 1
Assets:
Investments at Net Asset Value	$1,878	$20,470	$8,239	$32,267	$5,550
Total Assets	1,878	20,470	8,239	32,267	5,550

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	1,878	20,470	8,239	32,267	5,550

Net Assets:
Contracts in Accumulation Period	1,873	20,470	8,239	32,249	5,506
Contracts in Annuity Payment Period	5	—	—	18	44
Total Net Assets	$1,878	$20,470	$8,239	$32,267	$5,550

Investment Shares	184	1,949	599	32,267	481
Investments at Cost	$1,838	$19,900	$6,675	$32,267	$4,873

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2019
(In thousands)

	AZL International Index Fund Class 2	AZL MetWest Total Return Bond Fund	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2	AZL Moderate Index Strategy Fund
Assets:
Investments at Net Asset Value	$23,105	$2,680	$2,401	$26,961	$34,102
Total Assets	23,105	2,680	2,401	26,961	34,102

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	23,105	2,680	2,401	26,961	34,102

Net Assets:
Contracts in Accumulation Period	23,105	2,680	2,380	26,961	34,102
Contracts in Annuity Payment Period	—	—	21	—	—
Total Net Assets	$23,105	$2,680	$2,401	$26,961	$34,102

Investment Shares	1,376	254	290	1,231	2,560
Investments at Cost	$20,157	$2,599	$2,743	$25,002	$34,981

	AZL Morgan Stanley Global Real Estate Fund Class 1	AZL Morgan Stanley Global Real Estate Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 1	AZL MSCI Emerging Markets Equity Index Class 2	AZL MSCI Global Equity Index Fund
Assets:
Investments at Net Asset Value	$2,027	$2,555	$701	$4,594	$495
Total Assets	2,027	2,555	701	4,594	495

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	2,027	2,555	701	4,594	495

Net Assets:
Contracts in Accumulation Period	2,012	2,555	701	4,594	495
Contracts in Annuity Payment Period	15	—	—	—	—
Total Net Assets	$2,027	$2,555	$701	$4,594	$495

Investment Shares	221	257	89	585	39
Investments at Cost	$2,144	$2,483	$473	$4,246	$422

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2019
(In thousands)

	AZL MVP Balanced Index Strategy Fund	AZL MVP DFA Multi-Strategy Fund	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	AZL MVP Fusion Dynamic Balanced Fund	AZL MVP Fusion Dynamic Conservative Fund
Assets:
Investments at Net Asset Value	$42,359	$9,738	$33,814	$82,481	$20,871
Total Assets	42,359	9,738	33,814	82,481	20,871

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	42,359	9,738	33,814	82,481	20,871

Net Assets:
Contracts in Accumulation Period	42,359	9,738	33,814	82,481	20,871
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$42,359	$9,738	$33,814	$82,481	$20,871

Investment Shares	3,047	809	2,712	7,338	1,745
Investments at Cost	$38,039	$8,962	$32,292	$84,933	$20,941

	AZL MVP Fusion Dynamic Moderate Fund	AZL MVP Global Balanced Index Strategy Fund	AZL MVP Growth Index Strategy Fund	AZL MVP Moderate Index Strategy Fund	AZL MVP T. Rowe Price Capital Appreciation Plus Fund
Assets:
Investments at Net Asset Value	$218,112	$93,339	$330,885	$61,833	$173,290
Total Assets	218,112	93,339	330,885	61,833	173,290

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	218,112	93,339	330,885	61,833	173,290

Net Assets:
Contracts in Accumulation Period	218,112	93,339	330,885	61,833	173,290
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$218,112	$93,339	$330,885	$61,833	$173,290

Investment Shares	19,544	7,185	20,654	4,133	12,512
Investments at Cost	$222,524	$83,613	$288,493	$56,100	$148,953

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2019
(In thousands)

	AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund
Assets:
Investments at Net Asset Value	$3,289	$27,265	$12,802	$17,797	$45,078
Total Assets	3,289	27,265	12,802	17,797	45,078

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	3,289	27,265	12,802	17,797	45,078

Net Assets:
Contracts in Accumulation Period	3,275	27,265	12,612	17,797	45,053
Contracts in Annuity Payment Period	14	—	190	—	25
Total Net Assets	$3,289	$27,265	$12,802	$17,797	$45,078

Investment Shares	287	1,693	1,313	1,355	2,471
Investments at Cost	$2,945	$23,155	$12,923	$17,073	$33,745

	AZL Small Cap Stock Index Fund Class 1	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio
Assets:
Investments at Net Asset Value	$691	$16,165	$24,132	$77,529	$81
Total Assets	691	16,165	24,132	77,529	81

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	691	16,165	24,132	77,529	81

Net Assets:
Contracts in Accumulation Period	691	16,165	24,113	77,529	81
Contracts in Annuity Payment Period	—	—	19	—	—
Total Net Assets	$691	$16,165	$24,132	$77,529	$81

Investment Shares	72	1,222	1,227	5,354	3
Investments at Cost	$716	$15,486	$19,457	$75,759	$88

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2019
(In thousands)

	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Eaton Vance VT Floating-Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio
Assets:
Investments at Net Asset Value	$29	$1,020	$238	$23	$1,867
Total Assets	29	1,020	238	23	1,867

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	29	1,020	238	23	1,867

Net Assets:
Contracts in Accumulation Period	29	1,020	238	23	1,867
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$29	$1,020	$238	$23	$1,867

Investment Shares	1	76	26	2	153
Investments at Cost	$23	$952	$244	$17	$1,721

	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Allocation VIP Fund	Franklin Income VIP Fund
Assets:
Investments at Net Asset Value	$9,400	$46	$58	$5,714	$123,386
Total Assets	9,400	46	58	5,714	123,386

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	9,400	46	58	5,714	123,386

Net Assets:
Contracts in Accumulation Period	9,400	46	58	5,714	123,251
Contracts in Annuity Payment Period	—	—	—	—	135
Total Net Assets	$9,400	$46	$58	$5,714	$123,386

Investment Shares	924	1	5	839	7,737
Investments at Cost	$9,803	$47	$58	$5,862	$118,559

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2019
(In thousands)

	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco Oppenheimer V.I. Global Strategic Income Fund	Invesco Oppenheimer V.I. International Growth Fund
Assets:
Investments at Net Asset Value	$16,322	$16,450	$24,617	$149	$5
Total Assets	16,322	16,450	24,617	149	5

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	16,322	16,450	24,617	149	5

Net Assets:
Contracts in Accumulation Period	16,298	16,338	24,602	149	5
Contracts in Annuity Payment Period	24	112	15	—	—
Total Net Assets	$16,322	$16,450	$24,617	$149	$5

Investment Shares	864	596	2,037	30	2
Investments at Cost	$15,758	$12,104	$25,645	$161	$5

	Invesco V.I. American Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	MFS International Intrinsic Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio
Assets:
Investments at Net Asset Value	$26	$2,111	$12	$6,711	$6
Total Assets	26	2,111	12	6,711	6

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	26	2,111	12	6,711	6

Net Assets:
Contracts in Accumulation Period	26	2,111	12	6,711	6
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$26	$2,111	$12	$6,711	$6

Investment Shares	2	190	—	507	—
Investments at Cost	$32	$2,044	$9	$6,593	$5

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2019
(In thousands)

	PIMCO VIT All Asset Portfolio	PIMCO VIT Balanced Allocation Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Dynamic Bond Portfolio	PIMCO VIT Emerging Markets Bond Portfolio
Assets:
Investments at Net Asset Value	$25,074	$12,484	$1,933	$17,819	$8,216
Total Assets	25,074	12,484	1,933	17,819	8,216

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	25,074	12,484	1,933	17,819	8,216

Net Assets:
Contracts in Accumulation Period	25,074	12,484	1,933	17,819	8,216
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$25,074	$12,484	$1,933	$17,819	$8,216

Investment Shares	2,324	1,226	301	1,715	623
Investments at Cost	$24,891	$11,749	$3,181	$17,713	$8,269

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	PIMCO VIT Global Core Bond (Hedged) Portfolio	PIMCO VIT Global Managed Asset Allocation Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Long-Term U.S. Government Portfolio
Assets:
Investments at Net Asset Value	$3,680	$9,668	$14,688	$76,529	$311
Total Assets	3,680	9,668	14,688	76,529	311

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	3,680	9,668	14,688	76,529	311

Net Assets:
Contracts in Accumulation Period	3,680	9,668	14,688	76,529	311
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$3,680	$9,668	$14,688	$76,529	$311

Investment Shares	324	974	1,172	9,626	24
Investments at Cost	$4,076	$9,322	$14,286	$75,231	$304

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2019
(In thousands)

	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio	RCM Dynamic Multi-Asset Plus VIT Portfolio
Assets:
Investments at Net Asset Value	$47	$31,244	$10,093	$84,759	$5,167
Total Assets	47	31,244	10,093	84,759	5,167

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	47	31,244	10,093	84,759	5,167

Net Assets:
Contracts in Accumulation Period	47	31,244	10,072	84,759	5,167
Contracts in Annuity Payment Period	—	—	21	—	—
Total Net Assets	$47	$31,244	$10,093	$84,759	$5,167

Investment Shares	5	2,472	1,139	7,691	503
Investments at Cost	$49	$32,277	$10,535	$84,808	$5,009

	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund
Assets:
Investments at Net Asset Value	$53	$52	$12	$66,699	$9,901
Total Assets	53	52	12	66,699	9,901

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	53	52	12	66,699	9,901

Net Assets:
Contracts in Accumulation Period	53	52	12	66,673	9,887
Contracts in Annuity Payment Period	—	—	—	26	14
Total Net Assets	$53	$52	$12	$66,699	$9,901

Investment Shares	1	2	—	4,173	903
Investments at Cost	$30	$54	$9	$73,049	$11,115

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2019
(In thousands)

Total All Funds
Assets:
Investments at Net Asset Value	$2,194,439
Total Assets	2,194,439

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—
Total Liabilities	—
Net Assets:	2,194,439

Net Assets:
Contracts in Accumulation Period	2,193,741
Contracts in Annuity Payment Period	698
Total Net Assets	$2,194,439

Investment Shares	196,579
Investments at Cost	$2,072,579

The following open/available funds had no activity as of December 31, 2019 and therefore, were not listed in the Statements of Assets and Liabilities:

BlackRock Equity Dividend V.I. Fund
BNY Mellon VIF Appreciation Portfolio
Franklin Strategic Income VIP Fund
Invesco V.I. Balanced-Risk Allocation Fund
Ivy VIP Asset Strategy Portfolio
Ivy VIP Energy Portfolio
Ivy VIP Growth Portfolio
Ivy VIP Mid Cap Growth Portfolio
Ivy VIP Natural Resources Portfolio
Ivy VIP Science and Technology Portfolio
Lazard Retirement International Equity Portfolio
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2019
(In thousands)

	AZL Balanced Index Strategy Fund	AZL DFA Five-Year Global Fixed Income Fund	AZL DFA Multi-Strategy Fund	AZL Enhanced Bond Index Fund

Investment Income:
Dividends Reinvested in Fund Shares	$607	$51	$957	$116

Expenses:
Mortality and Expense Risk Charges	479	12	1,470	68
Investment Income (Loss), Net	128	39	(513)	48
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	902	—	3,567	—
Realized Gains (Losses) on Sales of Investments, Net	539	2	63	23
Realized Gains (Losses) on Investments, Net	1,441	2	3,630	23
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,241	(31)	9,152	208
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	3,682	(29)	12,782	231
Net Increase (Decrease) in Net Assets From Operations	$3,810	$10	$12,269	$279

	AZL Fidelity Institutional Asset Management Multi-Strategy Fund	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	AZL Gateway Fund

Investment Income:
Dividends Reinvested in Fund Shares	$606	$62	$611	$80

Expenses:
Mortality and Expense Risk Charges	419	26	338	126
Investment Income (Loss), Net	187	36	273	(46)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,009	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	361	1	48	171
Realized Gains (Losses) on Investments, Net	1,370	1	48	171
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,085	123	1,323	586
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	3,455	124	1,371	757
Net Increase (Decrease) in Net Assets From Operations	$3,642	$160	$1,644	$711

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2019
(In thousands)

	AZL Government Money Market Fund	AZL International Index Fund Class 1	AZL International Index Fund Class 2	AZL MetWest Total Return Bond Fund

Investment Income:
Dividends Reinvested in Fund Shares	$392	$199	$537	$63

Expenses:
Mortality and Expense Risk Charges	383	83	498	36
Investment Income (Loss), Net	9	116	39	27
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	46	137	—
Realized Gains (Losses) on Sales of Investments, Net	—	47	438	11
Realized Gains (Losses) on Investments, Net	—	93	575	11
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	758	3,513	108
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	—	851	4,088	119
Net Increase (Decrease) in Net Assets From Operations	$9	$967	$4,127	$146

	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2	AZL Moderate Index Strategy Fund	AZL Morgan Stanley Global Real Estate Fund Class 1

Investment Income:
Dividends Reinvested in Fund Shares	$72	$284	$802	$63

Expenses:
Mortality and Expense Risk Charges	33	546	588	28
Investment Income (Loss), Net	39	(262)	214	35
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	361	1,784	1,471	—
Realized Gains (Losses) on Sales of Investments, Net	(20)	404	(238)	(25)
Realized Gains (Losses) on Investments, Net	341	2,188	1,233	(25)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	102	3,710	3,932	301
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	443	5,898	5,165	276
Net Increase (Decrease) in Net Assets From Operations	$482	$5,636	$5,379	$311

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2019
(In thousands)

	AZL Morgan Stanley Global Real Estate Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 1	AZL MSCI Emerging Markets Equity Index Class 2	AZL MSCI Global Equity Index Fund

Investment Income:
Dividends Reinvested in Fund Shares	$67	$13	$75	$10

Expenses:
Mortality and Expense Risk Charges	63	9	111	9
Investment Income (Loss), Net	4	4	(36)	1
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	15	104	—
Realized Gains (Losses) on Sales of Investments, Net	8	11	28	27
Realized Gains (Losses) on Investments, Net	8	26	132	27
Net Change in Unrealized Appreciation
(Depreciation) on Investments	359	66	517	107
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	367	92	649	134
Net Increase (Decrease) in Net Assets From Operations	$371	$96	$613	$135

	AZL MVP Balanced Index Strategy Fund	AZL MVP DFA Multi-Strategy Fund	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	AZL MVP Fusion Dynamic Balanced Fund

Investment Income:
Dividends Reinvested in Fund Shares	$847	$87	$1,282	$2,066

Expenses:
Mortality and Expense Risk Charges	595	133	490	1,422
Investment Income (Loss), Net	252	(46)	792	644
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	735	140	—	3,604
Realized Gains (Losses) on Sales of Investments, Net	461	45	55	(391)
Realized Gains (Losses) on Investments, Net	1,196	185	55	3,213
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,255	1,012	3,441	7,020
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	5,451	1,197	3,496	10,233
Net Increase (Decrease) in Net Assets From Operations	$5,703	$1,151	$4,288	$10,877

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2019
(In thousands)

	AZL MVP Fusion Dynamic Conservative Fund	AZL MVP Fusion Dynamic Moderate Fund	AZL MVP Global Balanced Index Strategy Fund	AZL MVP Growth Index Strategy Fund

Investment Income:
Dividends Reinvested in Fund Shares	$497	$5,434	$1,612	$6,836

Expenses:
Mortality and Expense Risk Charges	333	3,517	1,405	4,741
Investment Income (Loss), Net	164	1,917	207	2,095
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	645	10,870	1,867	8,668
Realized Gains (Losses) on Sales of Investments, Net	(21)	(475)	1,201	2,927
Realized Gains (Losses) on Investments, Net	624	10,395	3,068	11,595
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,533	18,916	9,236	37,101
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,157	29,311	12,304	48,696
Net Increase (Decrease) in Net Assets From Operations	$2,321	$31,228	$12,511	$50,791

	AZL MVP Moderate Index Strategy Fund	AZL MVP T. Rowe Price Capital Appreciation Plus Fund	AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$1,280	$2,923	$43	$204

Expenses:
Mortality and Expense Risk Charges	923	2,362	45	545
Investment Income (Loss), Net	357	561	(2)	(341)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,717	4,551	460	2,962
Realized Gains (Losses) on Sales of Investments, Net	570	1,505	77	1,191
Realized Gains (Losses) on Investments, Net	2,287	6,056	537	4,153
Net Change in Unrealized Appreciation
(Depreciation) on Investments	6,646	20,171	380	3,972
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	8,933	26,227	917	8,125
Net Increase (Decrease) in Net Assets From Operations	$9,290	$26,788	$915	$7,784
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2019
(In thousands)

	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund	AZL Small Cap Stock Index Fund Class 1

Investment Income:
Dividends Reinvested in Fund Shares	$359	$343	$676	$11

Expenses:
Mortality and Expense Risk Charges	175	344	898	11
Investment Income (Loss), Net	184	(1)	(222)	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	784	860	1,338	85
Realized Gains (Losses) on Sales of Investments, Net	(33)	23	2,926	(2)
Realized Gains (Losses) on Investments, Net	751	883	4,264	83
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,757	2,838	7,415	41
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,508	3,721	11,679	124
Net Increase (Decrease) in Net Assets From Operations	$2,692	$3,720	$11,457	$124

	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$151	$502	$956	$1

Expenses:
Mortality and Expense Risk Charges	367	504	1,305	—
Investment Income (Loss), Net	(216)	(2)	(349)	1
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,540	1,081	3,021	1
Realized Gains (Losses) on Sales of Investments, Net	154	1,095	2	—
Realized Gains (Losses) on Investments, Net	1,694	2,176	3,023	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,382	2,577	8,888	14
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	3,076	4,753	11,911	15
Net Increase (Decrease) in Net Assets From Operations	$2,860	$4,751	$11,562	$16

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2019
(In thousands)

	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Eaton Vance VT Floating-Rate Income Fund	Fidelity VIP Emerging Markets Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$—	$15	$10	$—

Expenses:
Mortality and Expense Risk Charges	—	26	1	—
Investment Income (Loss), Net	—	(11)	9	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	4	60	—	—
Realized Gains (Losses) on Sales of Investments, Net	—	5	—	1
Realized Gains (Losses) on Investments, Net	4	65	—	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	7	161	7	5
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	11	226	7	6
Net Increase (Decrease) in Net Assets From Operations	$11	$215	$16	$6

	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$29	$127	$—	$2

Expenses:
Mortality and Expense Risk Charges	32	155	—	—
Investment Income (Loss), Net	(3)	(28)	—	2
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	200	1,649	5	—
Realized Gains (Losses) on Sales of Investments, Net	15	(254)	—	—
Realized Gains (Losses) on Investments, Net	215	1,395	5	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	80	280	4	3
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	295	1,675	9	3
Net Increase (Decrease) in Net Assets From Operations	$292	$1,647	$9	$5

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2019
(In thousands)

	Franklin Allocation VIP Fund	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund

Investment Income:
Dividends Reinvested in Fund Shares	$202	$6,640	$305	$226

Expenses:
Mortality and Expense Risk Charges	143	1,977	316	264
Investment Income (Loss), Net	59	4,663	(11)	(38)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	372	2,001	1,585	2,423
Realized Gains (Losses) on Sales of Investments, Net	(73)	397	68	520
Realized Gains (Losses) on Investments, Net	299	2,398	1,653	2,943
Net Change in Unrealized Appreciation
(Depreciation) on Investments	543	9,366	1,402	885
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	842	11,764	3,055	3,828
Net Increase (Decrease) in Net Assets From Operations	$901	$16,427	$3,044	$3,790

	Franklin U.S. Government Securities VIP Fund	Invesco Oppenheimer V.I. Global Strategic Income Fund	Invesco Oppenheimer V.I. International Growth Fund	Invesco V.I. American Value Fund

Investment Income:
Dividends Reinvested in Fund Shares	$768	$6	$—	$—

Expenses:
Mortality and Expense Risk Charges	443	4	—	—
Investment Income (Loss), Net	325	2	—	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	2
Realized Gains (Losses) on Sales of Investments, Net	(298)	(2)	(1)	—
Realized Gains (Losses) on Investments, Net	(298)	(2)	(1)	2
Net Change in Unrealized Appreciation
(Depreciation) on Investments	894	12	3	3
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	596	10	2	5
Net Increase (Decrease) in Net Assets From Operations	$921	$12	$2	$5

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2019
(In thousands)

	JPMorgan Insurance Trust Core Bond Portfolio	MFS International Intrinsic Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$45	$—	$195	$—

Expenses:
Mortality and Expense Risk Charges	29	—	88	—
Investment Income (Loss), Net	16	—	107	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	14	—	9	—
Realized Gains (Losses) on Investments, Net	14	—	9	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	88	2	344	1
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	102	2	353	1
Net Increase (Decrease) in Net Assets From Operations	$118	$2	$460	$1

	PIMCO VIT All Asset Portfolio	PIMCO VIT Balanced Allocation Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Dynamic Bond Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$773	$265	$87	$820

Expenses:
Mortality and Expense Risk Charges	435	189	45	283
Investment Income (Loss), Net	338	76	42	537
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(172)	3	(228)	20
Realized Gains (Losses) on Investments, Net	(172)	3	(228)	20
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,380	1,863	345	50
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,208	1,866	117	70
Net Increase (Decrease) in Net Assets From Operations	$2,546	$1,942	$159	$607

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2019
(In thousands)

	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	PIMCO VIT Global Core Bond (Hedged) Portfolio	PIMCO VIT Global Managed Asset Allocation Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$375	$93	$219	$325

Expenses:
Mortality and Expense Risk Charges	146	75	152	243
Investment Income (Loss), Net	229	18	67	82
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(60)	(95)	46	(39)
Realized Gains (Losses) on Investments, Net	(60)	(95)	46	(39)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	859	227	493	2,092
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	799	132	539	2,053
Net Increase (Decrease) in Net Assets From Operations	$1,028	$150	$606	$2,135

	PIMCO VIT High Yield Portfolio	PIMCO VIT Long-Term U.S. Government Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$3,888	$6	$1	$544

Expenses:
Mortality and Expense Risk Charges	1,243	5	—	544
Investment Income (Loss), Net	2,645	1	1	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(50)	15	(1)	(351)
Realized Gains (Losses) on Investments, Net	(50)	15	(1)	(351)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	6,938	6	1	2,494
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	6,888	21	—	2,143
Net Increase (Decrease) in Net Assets From Operations	$9,533	$22	$1	$2,143

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2019
(In thousands)

	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio	RCM Dynamic Multi-Asset Plus VIT Portfolio	T. Rowe Price Blue Chip Growth Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$158	$2,591	$79	$—

Expenses:
Mortality and Expense Risk Charges	198	1,416	78	—
Investment Income (Loss), Net	(40)	1,175	1	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	125	1
Realized Gains (Losses) on Sales of Investments, Net	(273)	(251)	1	—
Realized Gains (Losses) on Investments, Net	(273)	(251)	126	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,543	4,610	502	11
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,270	4,359	628	12
Net Increase (Decrease) in Net Assets From Operations	$2,230	$5,534	$629	$12

	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund

Investment Income:
Dividends Reinvested in Fund Shares	$1	$—	$4,870	$285

Expenses:
Mortality and Expense Risk Charges	—	—	1,094	188
Investment Income (Loss), Net	1	—	3,776	97
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	3	1	—	1,901
Realized Gains (Losses) on Sales of Investments, Net	—	—	(692)	(212)
Realized Gains (Losses) on Investments, Net	3	1	(692)	1,689
Net Change in Unrealized Appreciation
(Depreciation) on Investments	7	2	(2,741)	(563)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	10	3	(3,433)	1,126
Net Increase (Decrease) in Net Assets From Operations	$11	$3	$343	$1,223

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2019
(In thousands)

Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$55,727

Expenses:
Mortality and Expense Risk Charges	35,252
Investment Income (Loss), Net	20,475
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	64,657
Realized Gains (Losses) on Sales of Investments, Net	11,271
Realized Gains (Losses) on Investments, Net	75,928
Net Change in Unrealized Appreciation
(Depreciation) on Investments	203,964
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	279,892
Net Increase (Decrease) in Net Assets From Operations	$300,367

The following open/available funds had no activity for the year or periods ended December 31, 2019 and therefore, were not listed in the Statements of Operations:

BlackRock Equity Dividend V.I. Fund
BNY Mellon VIF Appreciation Portfolio
Franklin Strategic Income VIP Fund
Invesco V.I. Balanced-Risk Allocation Fund
Ivy VIP Asset Strategy Portfolio
Ivy VIP Energy Portfolio
Ivy VIP Growth Portfolio
Ivy VIP Mid Cap Growth Portfolio
Ivy VIP Natural Resources Portfolio
Ivy VIP Science and Technology Portfolio
Lazard Retirement International Equity Portfolio
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Oppenheimer Global Multi-Alternatives Fund/VA (A)
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
(A) Fund terminated in 2019. See Footnote 1 for further details.

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	Allianz NFJ Dividend Value VIT Portfolio		AZL Balanced Index Strategy Fund
	2019	2018 (B)	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$7	$128	$(237)
Realized Gains (Losses) on Investments, Net	—	(65)	1,441	1,547
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	59	2,241	(2,982)
Net Increase (Decrease) in Net Assets From Operations	—	1	3,810	(1,672)
Contract Transactions-All Products
Purchase Payments	—	—	82	81
Transfers Between Funds or (to) from General Account	—	(306)	(147)	279
Surrenders and Terminations	—	(9)	(2,743)	(2,479)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	(3)	(3)
Rider Charge	—	(1)	(275)	(336)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	(316)	(3,086)	(2,458)
Increase (Decrease) in Net Assets	—	(315)	724	(4,130)
Net Assets at Beginning of Period	—	315	25,854	29,984
Net Assets at End of Period	$—	$—	$26,578	$25,854
Changes in Units
Issued	—	—	5	24
Redeemed	—	(19)	(195)	(182)
Net Increase (Decrease)	—	(19)	(190)	(158)

	AZL DFA Five-Year Global Fixed Income Fund		AZL DFA Multi-Strategy Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$39	$(4)	$(513)	$(477)
Realized Gains (Losses) on Investments, Net	2	—	3,630	1,670
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(31)	4	9,152	(8,185)
Net Increase (Decrease) in Net Assets From Operations	10	—	12,269	(6,992)
Contract Transactions-All Products
Purchase Payments	190	131	141	198
Transfers Between Funds or (to) from General Account	331	160	(1,342)	(2,029)
Surrenders and Terminations	(21)	(17)	(5,563)	(9,753)
Rescissions	—	(6)	(1)	—
Bonus (Recapture)	—	—	—	(2)
Contract Maintenance Charge	—	—	(8)	(8)
Rider Charge	(8)	(7)	(1,531)	(1,776)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	492	261	(8,304)	(13,370)
Increase (Decrease) in Net Assets	502	261	3,965	(20,362)
Net Assets at Beginning of Period	417	156	86,634	106,996
Net Assets at End of Period	$919	$417	$90,599	$86,634
Changes in Units
Issued	53	29	8	11
Redeemed	(4)	(2)	(469)	(757)
Net Increase (Decrease)	49	27	(461)	(746)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	AZL Enhanced Bond Index Fund		AZL Fidelity Institutional Asset Management Multi-Strategy Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$48	$28	$187	$164
Realized Gains (Losses) on Investments, Net	23	(22)	1,370	1,446
Net Change in Unrealized Appreciation
(Depreciation) on Investments	208	(65)	2,085	(2,552)
Net Increase (Decrease) in Net Assets From Operations	279	(59)	3,642	(942)
Contract Transactions-All Products
Purchase Payments	560	422	25	33
Transfers Between Funds or (to) from General Account	565	566	(364)	(409)
Surrenders and Terminations	(214)	(252)	(2,480)	(2,558)
Rescissions	—	—	—	—
Bonus (Recapture)	4	3	—	—
Contract Maintenance Charge	—	—	(3)	(3)
Rider Charge	(54)	(43)	(468)	(548)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	861	696	(3,290)	(3,485)
Increase (Decrease) in Net Assets	1,140	637	352	(4,427)
Net Assets at Beginning of Period	3,697	3,060	24,959	29,386
Net Assets at End of Period	$4,837	$3,697	$25,311	$24,959
Changes in Units
Issued	98	91	2	2
Redeemed	(23)	(27)	(210)	(235)
Net Increase (Decrease)	75	64	(208)	(233)

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1		AZL Fidelity Institutional Asset Management Total Bond Fund Class 2
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$36	$34	$273	$241
Realized Gains (Losses) on Investments, Net	1	(8)	48	(86)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	123	(76)	1,323	(769)
Net Increase (Decrease) in Net Assets From Operations	160	(50)	1,644	(614)
Contract Transactions-All Products
Purchase Payments	—	—	528	72
Transfers Between Funds or (to) from General Account	8	3	1,831	1,079
Surrenders and Terminations	(113)	(241)	(2,850)	(2,023)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	2	(1)
Contract Maintenance Charge	(1)	(1)	(3)	(3)
Rider Charge	—	—	(205)	(213)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(106)	(239)	(697)	(1,089)
Increase (Decrease) in Net Assets	54	(289)	947	(1,703)
Net Assets at Beginning of Period	1,824	2,113	19,523	21,226
Net Assets at End of Period	$1,878	$1,824	$20,470	$19,523
Changes in Units
Issued	1	—	222	112
Redeemed	(11)	(25)	(289)	(221)
Net Increase (Decrease)	(10)	(25)	(67)	(109)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	AZL Gateway Fund		AZL Government Money Market Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(46)	$(29)	$9	$(115)
Realized Gains (Losses) on Investments, Net	171	210	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	586	(728)	—	—
Net Increase (Decrease) in Net Assets From Operations	711	(547)	9	(115)
Contract Transactions-All Products
Purchase Payments	—	1	79,894	68,014
Transfers Between Funds or (to) from General Account	196	(157)	(63,743)	(48,961)
Surrenders and Terminations	(792)	(573)	(16,362)	(16,855)
Rescissions	—	—	(310)	(321)
Bonus (Recapture)	—	—	32	1
Contract Maintenance Charge	(1)	—	(7)	(7)
Rider Charge	(156)	(186)	(254)	(267)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(753)	(915)	(750)	1,604
Increase (Decrease) in Net Assets	(42)	(1,462)	(741)	1,489
Net Assets at Beginning of Period	8,281	9,743	33,008	31,519
Net Assets at End of Period	$8,239	$8,281	$32,267	$33,008
Changes in Units
Issued	16	—	6,432	5,493
Redeemed	(75)	(71)	(6,580)	(5,383)
Net Increase (Decrease)	(59)	(71)	(148)	110

	AZL International Index Fund Class 1		AZL International Index Fund Class 2
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$116	$147	$39	$136
Realized Gains (Losses) on Investments, Net	93	213	575	1,179
Net Change in Unrealized Appreciation
(Depreciation) on Investments	758	(1,270)	3,513	(5,736)
Net Increase (Decrease) in Net Assets From Operations	967	(910)	4,127	(4,421)
Contract Transactions-All Products
Purchase Payments	—	24	177	61
Transfers Between Funds or (to) from General Account	(19)	(142)	(1,486)	(468)
Surrenders and Terminations	(438)	(408)	(2,862)	(2,789)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	8	1
Contract Maintenance Charge	(2)	(3)	(3)	(4)
Rider Charge	—	—	(90)	(114)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(459)	(529)	(4,256)	(3,313)
Increase (Decrease) in Net Assets	508	(1,439)	(129)	(7,734)
Net Assets at Beginning of Period	5,042	6,481	23,234	30,968
Net Assets at End of Period	$5,550	$5,042	$23,105	$23,234
Changes in Units
Issued	—	2	17	5
Redeemed	(39)	(45)	(362)	(268)
Net Increase (Decrease)	(39)	(43)	(345)	(263)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	AZL MetWest Total Return Bond Fund		AZL Mid Cap Index Fund Class 1
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$27	$13	$39	$25
Realized Gains (Losses) on Investments, Net	11	(21)	341	400
Net Change in Unrealized Appreciation
(Depreciation) on Investments	108	(28)	102	(713)
Net Increase (Decrease) in Net Assets From Operations	146	(36)	482	(288)
Contract Transactions-All Products
Purchase Payments	327	108	—	—
Transfers Between Funds or (to) from General Account	487	98	—	—
Surrenders and Terminations	(119)	(125)	(150)	(161)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	(1)	(1)
Rider Charge	(28)	(28)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	667	53	(151)	(162)
Increase (Decrease) in Net Assets	813	17	331	(450)
Net Assets at Beginning of Period	1,867	1,850	2,070	2,520
Net Assets at End of Period	$2,680	$1,867	$2,401	$2,070
Changes in Units
Issued	79	21	—	—
Redeemed	(14)	(16)	(12)	(13)
Net Increase (Decrease)	65	5	(12)	(13)

	AZL Mid Cap Index Fund Class 2		AZL Moderate Index Strategy Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(262)	$(346)	$214	$(302)
Realized Gains (Losses) on Investments, Net	2,188	3,357	1,233	1,041
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,710	(6,703)	3,932	(3,172)
Net Increase (Decrease) in Net Assets From Operations	5,636	(3,692)	5,379	(2,433)
Contract Transactions-All Products
Purchase Payments	225	166	89	117
Transfers Between Funds or (to) from General Account	(1,063)	(1,457)	(13)	(603)
Surrenders and Terminations	(3,429)	(2,995)	(3,370)	(4,718)
Rescissions	(25)	—	—	—
Bonus (Recapture)	(4)	7	—	(5)
Contract Maintenance Charge	(3)	(4)	(3)	(4)
Rider Charge	(148)	(181)	(540)	(649)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(4,447)	(4,464)	(3,837)	(5,862)
Increase (Decrease) in Net Assets	1,189	(8,156)	1,542	(8,295)
Net Assets at Beginning of Period	25,772	33,928	32,560	40,855
Net Assets at End of Period	$26,961	$25,772	$34,102	$32,560
Changes in Units
Issued	11	8	4	6
Redeemed	(213)	(204)	(191)	(305)
Net Increase (Decrease)	(202)	(196)	(187)	(299)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	AZL Morgan Stanley Global Real Estate Fund Class 1		AZL Morgan Stanley Global Real Estate Fund Class 2
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$35	$63	$4	$37
Realized Gains (Losses) on Investments, Net	(25)	111	8	175
Net Change in Unrealized Appreciation
(Depreciation) on Investments	301	(372)	359	(520)
Net Increase (Decrease) in Net Assets From Operations	311	(198)	371	(308)
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	(67)	(26)	3	(110)
Surrenders and Terminations	(138)	(110)	(318)	(506)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(1)	(1)	—	—
Rider Charge	—	—	(2)	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(206)	(137)	(317)	(619)
Increase (Decrease) in Net Assets	105	(335)	54	(927)
Net Assets at Beginning of Period	1,922	2,257	2,501	3,428
Net Assets at End of Period	$2,027	$1,922	$2,555	$2,501
Changes in Units
Issued	—	—	—	—
Redeemed	(19)	(13)	(27)	(54)
Net Increase (Decrease)	(19)	(13)	(27)	(54)

	AZL MSCI Emerging Markets Equity Index Class 1		AZL MSCI Emerging Markets Equity Index Class 2
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$4	$3	$(36)	$(43)
Realized Gains (Losses) on Investments, Net	26	83	132	336
Net Change in Unrealized Appreciation
(Depreciation) on Investments	66	(214)	517	(1,260)
Net Increase (Decrease) in Net Assets From Operations	96	(128)	613	(967)
Contract Transactions-All Products
Purchase Payments	—	—	—	2
Transfers Between Funds or (to) from General Account	13	(5)	30	136
Surrenders and Terminations	(23)	(103)	(502)	(726)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	(1)	(1)
Rider Charge	—	—	(5)	(6)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(10)	(108)	(478)	(595)
Increase (Decrease) in Net Assets	86	(236)	135	(1,562)
Net Assets at Beginning of Period	615	851	4,459	6,021
Net Assets at End of Period	$701	$615	$4,594	$4,459
Changes in Units
Issued	1	—	4	14
Redeemed	(2)	(8)	(50)	(66)
Net Increase (Decrease)	(1)	(8)	(46)	(52)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	AZL MSCI Global Equity Index Fund		AZL MVP Balanced Index Strategy Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$2	$252	$(261)
Realized Gains (Losses) on Investments, Net	27	12	1,196	1,393
Net Change in Unrealized Appreciation
(Depreciation) on Investments	107	(79)	4,255	(3,422)
Net Increase (Decrease) in Net Assets From Operations	135	(65)	5,703	(2,290)
Contract Transactions-All Products
Purchase Payments	—	3	3,290	2,941
Transfers Between Funds or (to) from General Account	(109)	53	(198)	(766)
Surrenders and Terminations	(119)	(38)	(3,335)	(1,578)
Rescissions	—	—	(29)	(16)
Bonus (Recapture)	—	—	9	2
Contract Maintenance Charge	—	—	(6)	(6)
Rider Charge	(4)	(5)	(571)	(585)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(232)	13	(840)	(8)
Increase (Decrease) in Net Assets	(97)	(52)	4,863	(2,298)
Net Assets at Beginning of Period	592	644	37,496	39,794
Net Assets at End of Period	$495	$592	$42,359	$37,496
Changes in Units
Issued	—	4	227	209
Redeemed	(15)	(3)	(284)	(209)
Net Increase (Decrease)	(15)	1	(57)	—

	AZL MVP DFA Multi-Strategy Fund		AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(46)	$(41)	$792	$531
Realized Gains (Losses) on Investments, Net	185	172	55	(48)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,012	(783)	3,441	(1,583)
Net Increase (Decrease) in Net Assets From Operations	1,151	(652)	4,288	(1,100)
Contract Transactions-All Products
Purchase Payments	1,202	1,261	1,980	936
Transfers Between Funds or (to) from General Account	146	2,291	35	(1,176)
Surrenders and Terminations	(231)	(138)	(1,332)	(1,237)
Rescissions	—	(88)	—	(8)
Bonus (Recapture)	2	2	2	—
Contract Maintenance Charge	(1)	(1)	(6)	(6)
Rider Charge	(133)	(101)	(440)	(447)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	985	3,226	239	(1,938)
Increase (Decrease) in Net Assets	2,136	2,574	4,527	(3,038)
Net Assets at Beginning of Period	7,602	5,028	29,287	32,325
Net Assets at End of Period	$9,738	$7,602	$33,814	$29,287
Changes in Units
Issued	122	315	157	76
Redeemed	(33)	(29)	(137)	(233)
Net Increase (Decrease)	89	286	20	(157)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	AZL MVP Fusion Dynamic Balanced Fund		AZL MVP Fusion Dynamic Conservative Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$644	$(442)	$164	$(67)
Realized Gains (Losses) on Investments, Net	3,213	5,399	624	817
Net Change in Unrealized Appreciation
(Depreciation) on Investments	7,020	(11,240)	1,533	(1,888)
Net Increase (Decrease) in Net Assets From Operations	10,877	(6,283)	2,321	(1,138)
Contract Transactions-All Products
Purchase Payments	1,314	2,150	355	226
Transfers Between Funds or (to) from General Account	(618)	(848)	72	(477)
Surrenders and Terminations	(10,664)	(6,511)	(1,748)	(2,240)
Rescissions	—	(84)	(2)	—
Bonus (Recapture)	11	7	2	—
Contract Maintenance Charge	(12)	(13)	(3)	(3)
Rider Charge	(1,171)	(1,302)	(310)	(344)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(11,140)	(6,601)	(1,634)	(2,838)
Increase (Decrease) in Net Assets	(263)	(12,884)	687	(3,976)
Net Assets at Beginning of Period	82,744	95,628	20,184	24,160
Net Assets at End of Period	$82,481	$82,744	$20,871	$20,184
Changes in Units
Issued	83	137	31	16
Redeemed	(799)	(579)	(143)	(214)
Net Increase (Decrease)	(716)	(442)	(112)	(198)

	AZL MVP Fusion Dynamic Moderate Fund		AZL MVP Global Balanced Index Strategy Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1,917	$(1,158)	$207	$(43)
Realized Gains (Losses) on Investments, Net	10,395	15,985	3,068	1,049
Net Change in Unrealized Appreciation
(Depreciation) on Investments	18,916	(33,305)	9,236	(7,993)
Net Increase (Decrease) in Net Assets From Operations	31,228	(18,478)	12,511	(6,987)
Contract Transactions-All Products
Purchase Payments	4,110	4,672	2,768	2,760
Transfers Between Funds or (to) from General Account	(5,102)	(3,164)	(4,125)	1,226
Surrenders and Terminations	(20,559)	(15,273)	(6,184)	(3,490)
Rescissions	(1)	(138)	(22)	(16)
Bonus (Recapture)	33	42	8	9
Contract Maintenance Charge	(27)	(28)	(14)	(15)
Rider Charge	(3,284)	(3,709)	(1,368)	(1,435)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(24,830)	(17,598)	(8,937)	(961)
Increase (Decrease) in Net Assets	6,398	(36,076)	3,574	(7,948)
Net Assets at Beginning of Period	211,714	247,790	89,765	97,713
Net Assets at End of Period	$218,112	$211,714	$93,339	$89,765
Changes in Units
Issued	260	302	215	315
Redeemed	(1,839)	(1,453)	(903)	(392)
Net Increase (Decrease)	(1,579)	(1,151)	(688)	(77)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	AZL MVP Growth Index Strategy Fund		AZL MVP Moderate Index Strategy Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,095	$(2,141)	$357	$(411)
Realized Gains (Losses) on Investments, Net	11,595	12,045	2,287	2,761
Net Change in Unrealized Appreciation
(Depreciation) on Investments	37,101	(32,577)	6,646	(6,422)
Net Increase (Decrease) in Net Assets From Operations	50,791	(22,673)	9,290	(4,072)
Contract Transactions-All Products
Purchase Payments	29,580	22,166	1,825	1,964
Transfers Between Funds or (to) from General Account	5,478	12,524	(1,508)	(679)
Surrenders and Terminations	(14,161)	(12,197)	(3,364)	(2,759)
Rescissions	(47)	(1,078)	(25)	(137)
Bonus (Recapture)	43	32	9	11
Contract Maintenance Charge	(31)	(30)	(8)	(8)
Rider Charge	(4,045)	(3,783)	(846)	(873)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	16,817	17,634	(3,917)	(2,481)
Increase (Decrease) in Net Assets	67,608	(5,039)	5,373	(6,553)
Net Assets at Beginning of Period	263,277	268,316	56,460	63,013
Net Assets at End of Period	$330,885	$263,277	$61,833	$56,460
Changes in Units
Issued	2,159	2,168	115	128
Redeemed	(1,127)	(1,084)	(361)	(292)
Net Increase (Decrease)	1,032	1,084	(246)	(164)

	AZL MVP T. Rowe Price Capital Appreciation Plus Fund		AZL Russell 1000 Growth Index Fund Class 1
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$561	$(725)	$(2)	$6
Realized Gains (Losses) on Investments, Net	6,056	6,203	537	382
Net Change in Unrealized Appreciation
(Depreciation) on Investments	20,171	(9,861)	380	(475)
Net Increase (Decrease) in Net Assets From Operations	26,788	(4,383)	915	(87)
Contract Transactions-All Products
Purchase Payments	14,805	14,483	—	16
Transfers Between Funds or (to) from General Account	12,894	6,946	(5)	(17)
Surrenders and Terminations	(6,243)	(6,861)	(471)	(205)
Rescissions	(93)	(840)	—	—
Bonus (Recapture)	40	26	—	—
Contract Maintenance Charge	(17)	(15)	(1)	(1)
Rider Charge	(2,238)	(1,975)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	19,148	11,764	(477)	(207)
Increase (Decrease) in Net Assets	45,936	7,381	438	(294)
Net Assets at Beginning of Period	127,354	119,973	2,851	3,145
Net Assets at End of Period	$173,290	$127,354	$3,289	$2,851
Changes in Units
Issued	1,943	1,579	—	1
Redeemed	(590)	(716)	(31)	(16)
Net Increase (Decrease)	1,353	863	(31)	(15)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	AZL Russell 1000 Growth Index Fund Class 2		AZL Russell 1000 Value Index Fund Class 1
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(341)	$(334)	$184	$180
Realized Gains (Losses) on Investments, Net	4,153	3,805	751	1,279
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,972	(4,221)	1,757	(2,716)
Net Increase (Decrease) in Net Assets From Operations	7,784	(750)	2,692	(1,257)
Contract Transactions-All Products
Purchase Payments	250	121	1	32
Transfers Between Funds or (to) from General Account	(2,111)	(2,070)	(169)	(128)
Surrenders and Terminations	(3,985)	(3,080)	(1,250)	(1,024)
Rescissions	(43)	—	—	—
Bonus (Recapture)	—	7	—	—
Contract Maintenance Charge	(4)	(4)	(5)	(5)
Rider Charge	(137)	(163)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(6,030)	(5,189)	(1,423)	(1,125)
Increase (Decrease) in Net Assets	1,754	(5,939)	1,269	(2,382)
Net Assets at Beginning of Period	25,511	31,450	11,533	13,915
Net Assets at End of Period	$27,265	$25,511	$12,802	$11,533
Changes in Units
Issued	9	5	—	3
Redeemed	(236)	(217)	(113)	(95)
Net Increase (Decrease)	(227)	(212)	(113)	(92)

	AZL Russell 1000 Value Index Fund Class 2		AZL S&P 500 Index Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1)	$(16)	$(222)	$(242)
Realized Gains (Losses) on Investments, Net	883	1,627	4,264	4,232
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,838	(3,584)	7,415	(6,831)
Net Increase (Decrease) in Net Assets From Operations	3,720	(1,973)	11,457	(2,841)
Contract Transactions-All Products
Purchase Payments	181	25	310	184
Transfers Between Funds or (to) from General Account	(821)	(688)	(3,268)	(2,837)
Surrenders and Terminations	(1,925)	(1,998)	(6,495)	(4,902)
Rescissions	—	—	(31)	—
Bonus (Recapture)	—	1	1	3
Contract Maintenance Charge	(2)	(2)	(6)	(7)
Rider Charge	(88)	(107)	(242)	(289)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,655)	(2,769)	(9,731)	(7,848)
Increase (Decrease) in Net Assets	1,065	(4,742)	1,726	(10,689)
Net Assets at Beginning of Period	16,732	21,474	43,352	54,041
Net Assets at End of Period	$17,797	$16,732	$45,078	$43,352
Changes in Units
Issued	9	1	16	10
Redeemed	(143)	(148)	(523)	(445)
Net Increase (Decrease)	(134)	(147)	(507)	(435)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	AZL Small Cap Stock Index Fund Class 1		AZL Small Cap Stock Index Fund Class 2
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$(2)	$(216)	$(269)
Realized Gains (Losses) on Investments, Net	83	94	1,694	2,644
Net Change in Unrealized Appreciation
(Depreciation) on Investments	41	(163)	1,382	(4,053)
Net Increase (Decrease) in Net Assets From Operations	124	(71)	2,860	(1,678)
Contract Transactions-All Products
Purchase Payments	—	—	256	157
Transfers Between Funds or (to) from General Account	(1)	12	182	(47)
Surrenders and Terminations	(61)	(31)	(2,407)	(3,132)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	4	5
Contract Maintenance Charge	—	—	(2)	(2)
Rider Charge	—	—	(26)	(33)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(62)	(19)	(1,993)	(3,052)
Increase (Decrease) in Net Assets	62	(90)	867	(4,730)
Net Assets at Beginning of Period	629	719	15,298	20,028
Net Assets at End of Period	$691	$629	$16,165	$15,298
Changes in Units
Issued	—	1	24	12
Redeemed	(5)	(2)	(128)	(163)
Net Increase (Decrease)	(5)	(1)	(104)	(151)

	AZL T. Rowe Price Capital Appreciation Fund		BlackRock Global Allocation V.I. Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(2)	$(304)	$(349)	$(767)
Realized Gains (Losses) on Investments, Net	2,176	2,372	3,023	4,205
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,577	(2,413)	8,888	(11,447)
Net Increase (Decrease) in Net Assets From Operations	4,751	(345)	11,562	(8,009)
Contract Transactions-All Products
Purchase Payments	466	27	120	186
Transfers Between Funds or (to) from General Account	(581)	386	(3,353)	(3,745)
Surrenders and Terminations	(3,098)	(3,027)	(6,987)	(7,838)
Rescissions	—	—	—	(1)
Bonus (Recapture)	—	(4)	—	—
Contract Maintenance Charge	(3)	(3)	(10)	(12)
Rider Charge	(67)	(79)	(1,378)	(1,657)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(3,283)	(2,700)	(11,608)	(13,067)
Increase (Decrease) in Net Assets	1,468	(3,045)	(46)	(21,076)
Net Assets at Beginning of Period	22,664	25,709	77,575	98,651
Net Assets at End of Period	$24,132	$22,664	$77,529	$77,575
Changes in Units
Issued	20	27	9	14
Redeemed	(177)	(168)	(904)	(1,033)
Net Increase (Decrease)	(157)	(141)	(895)	(1,019)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	ClearBridge Variable Aggressive Growth Portfolio		Columbia Variable Portfolio – Seligman Global Technology Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$—	$—	$—
Realized Gains (Losses) on Investments, Net	1	5	4	2
Net Change in Unrealized Appreciation
(Depreciation) on Investments	14	(11)	7	(4)
Net Increase (Decrease) in Net Assets From Operations	16	(6)	11	(2)
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(1)	—	(1)	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1)	—	(1)	—
Increase (Decrease) in Net Assets	15	(6)	10	(2)
Net Assets at Beginning of Period	66	72	19	21
Net Assets at End of Period	$81	$66	$29	$19
Changes in Units
Issued	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—

	Davis VA Financial Portfolio		Eaton Vance VT Floating-Rate Income Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(11)	$(19)	$9	$8
Realized Gains (Losses) on Investments, Net	65	249	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	161	(398)	7	(9)
Net Increase (Decrease) in Net Assets From Operations	215	(168)	16	(1)
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	(1)	(49)	—	—
Surrenders and Terminations	(310)	(293)	(16)	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(311)	(342)	(16)	—
Increase (Decrease) in Net Assets	(96)	(510)	—	(1)
Net Assets at Beginning of Period	1,116	1,626	238	239
Net Assets at End of Period	$1,020	$1,116	$238	$238
Changes in Units
Issued	—	—	—	—
Redeemed	(19)	(19)	—	—
Net Increase (Decrease)	(19)	(19)	—	—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	Fidelity VIP Emerging Markets Portfolio		Fidelity VIP FundsManager 50% Portfolio
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(3)	$(13)
Realized Gains (Losses) on Investments, Net	1	—	215	272
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5	(5)	80	(414)
Net Increase (Decrease) in Net Assets From Operations	6	(5)	292	(155)
Contract Transactions-All Products
Purchase Payments	—	—	—	4
Transfers Between Funds or (to) from General Account	—	—	(234)	(212)
Surrenders and Terminations	(7)	—	(201)	(414)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	(33)	(43)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(7)	—	(468)	(665)
Increase (Decrease) in Net Assets	(1)	(5)	(176)	(820)
Net Assets at Beginning of Period	24	29	2,043	2,863
Net Assets at End of Period	$23	$24	$1,867	$2,043
Changes in Units
Issued	—	—	—	—
Redeemed	—	—	(29)	(45)
Net Increase (Decrease)	—	—	(29)	(45)

	Fidelity VIP FundsManager 60% Portfolio		Fidelity VIP Mid Cap Portfolio
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(28)	$(62)	$—	$—
Realized Gains (Losses) on Investments, Net	1,395	1,390	5	4
Net Change in Unrealized Appreciation
(Depreciation) on Investments	280	(2,176)	4	(11)
Net Increase (Decrease) in Net Assets From Operations	1,647	(848)	9	(7)
Contract Transactions-All Products
Purchase Payments	7	8	—	—
Transfers Between Funds or (to) from General Account	(168)	(263)	—	—
Surrenders and Terminations	(1,700)	(908)	(1)	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	(3)	—	—
Contract Maintenance Charge	(1)	(1)	—	—
Rider Charge	(171)	(208)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,033)	(1,375)	(1)	—
Increase (Decrease) in Net Assets	(386)	(2,223)	8	(7)
Net Assets at Beginning of Period	9,786	12,009	38	45
Net Assets at End of Period	$9,400	$9,786	$46	$38
Changes in Units
Issued	—	1	—	—
Redeemed	(135)	(93)	—	—
Net Increase (Decrease)	(135)	(92)	—	—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	Fidelity VIP Strategic Income Portfolio		Franklin Allocation VIP Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2	$1	$59	$39
Realized Gains (Losses) on Investments, Net	—	—	299	159
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3	(2)	543	(979)
Net Increase (Decrease) in Net Assets From Operations	5	(1)	901	(781)
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	20	19	17	(98)
Surrenders and Terminations	—	(1)	(792)	(625)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	(1)	(1)
Rider Charge	—	—	(4)	(5)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	20	18	(780)	(729)
Increase (Decrease) in Net Assets	25	17	121	(1,510)
Net Assets at Beginning of Period	33	16	5,593	7,103
Net Assets at End of Period	$58	$33	$5,714	$5,593
Changes in Units
Issued	1	1	1	—
Redeemed	—	—	(71)	(63)
Net Increase (Decrease)	1	1	(70)	(63)

	Franklin Income VIP Fund		Franklin Mutual Shares VIP Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$4,663	$4,336	$(11)	$80
Realized Gains (Losses) on Investments, Net	2,398	806	1,653	1,045
Net Change in Unrealized Appreciation
(Depreciation) on Investments	9,366	(12,616)	1,402	(3,030)
Net Increase (Decrease) in Net Assets From Operations	16,427	(7,474)	3,044	(1,905)
Contract Transactions-All Products
Purchase Payments	432	584	—	3
Transfers Between Funds or (to) from General Account	(2,569)	(9,098)	(463)	(809)
Surrenders and Terminations	(9,207)	(8,551)	(2,020)	(2,283)
Rescissions	—	(4)	—	—
Bonus (Recapture)	(2)	2	(5)	(1)
Contract Maintenance Charge	(20)	(22)	(3)	(4)
Rider Charge	(1,415)	(1,633)	(63)	(78)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(12,781)	(18,722)	(2,554)	(3,172)
Increase (Decrease) in Net Assets	3,646	(26,196)	490	(5,077)
Net Assets at Beginning of Period	119,740	145,936	15,832	20,909
Net Assets at End of Period	$123,386	$119,740	$16,322	$15,832
Changes in Units
Issued	6	8	—	—
Redeemed	(191)	(284)	(82)	(102)
Net Increase (Decrease)	(185)	(276)	(82)	(102)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	Franklin Rising Dividends VIP Fund		Franklin U.S. Government Securities VIP Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(38)	$(42)	$325	$308
Realized Gains (Losses) on Investments, Net	2,943	1,847	(298)	(321)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	885	(2,757)	894	(409)
Net Increase (Decrease) in Net Assets From Operations	3,790	(952)	921	(422)
Contract Transactions-All Products
Purchase Payments	—	—	21	21
Transfers Between Funds or (to) from General Account	(141)	(218)	311	25
Surrenders and Terminations	(1,532)	(2,049)	(4,016)	(2,269)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	1	(5)
Contract Maintenance Charge	(5)	(6)	(6)	(6)
Rider Charge	—	—	(244)	(287)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,678)	(2,273)	(3,933)	(2,521)
Increase (Decrease) in Net Assets	2,112	(3,225)	(3,012)	(2,943)
Net Assets at Beginning of Period	14,338	17,563	27,629	30,572
Net Assets at End of Period	$16,450	$14,338	$24,617	$27,629
Changes in Units
Issued	—	—	13	3
Redeemed	(21)	(31)	(156)	(96)
Net Increase (Decrease)	(21)	(31)	(143)	(93)

	Invesco Oppenheimer V.I. Global Strategic Income Fund		Invesco Oppenheimer V.I. International Growth Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2	$5	$—	$—
Realized Gains (Losses) on Investments, Net	(2)	(7)	(1)	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	12	(12)	3	(4)
Net Increase (Decrease) in Net Assets From Operations	12	(14)	2	(4)
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(15)	(45)	(10)	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(15)	(45)	(10)	—
Increase (Decrease) in Net Assets	(3)	(59)	(8)	(4)
Net Assets at Beginning of Period	152	211	13	17
Net Assets at End of Period	$149	$152	$5	$13
Changes in Units
Issued	—	—	—	—
Redeemed	—	(2)	(1)	—
Net Increase (Decrease)	—	(2)	(1)	—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	Invesco V.I. American Value Fund		JPMorgan Insurance Trust Core Bond Portfolio
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$16	$13
Realized Gains (Losses) on Investments, Net	2	4	14	(16)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3	(7)	88	(11)
Net Increase (Decrease) in Net Assets From Operations	5	(3)	118	(14)
Contract Transactions-All Products
Purchase Payments	—	—	150	78
Transfers Between Funds or (to) from General Account	—	—	547	500
Surrenders and Terminations	—	—	(223)	(196)
Rescissions	—	—	—	(14)
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	(22)	(16)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	—	452	352
Increase (Decrease) in Net Assets	5	(3)	570	338
Net Assets at Beginning of Period	21	24	1,541	1,203
Net Assets at End of Period	$26	$21	$2,111	$1,541
Changes in Units
Issued	—	—	50	44
Redeemed	—	—	(16)	(17)
Net Increase (Decrease)	—	—	34	27

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio		MFS International Intrinsic Value Portfolio
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	—	1	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	(1)	2	(1)
Net Increase (Decrease) in Net Assets From Operations	—	—	2	(1)
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	—	(11)	—	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	(11)	—	—
Increase (Decrease) in Net Assets	—	(11)	2	(1)
Net Assets at Beginning of Period	—	11	10	11
Net Assets at End of Period	$—	$—	$12	$10
Changes in Units
Issued	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	MFS VIT Total Return Bond Portfolio		MFS VIT Utilities Portfolio
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$107	$82	$—	$—
Realized Gains (Losses) on Investments, Net	9	(13)	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	344	(186)	1	—
Net Increase (Decrease) in Net Assets From Operations	460	(117)	1	—
Contract Transactions-All Products
Purchase Payments	1,055	303	—	—
Transfers Between Funds or (to) from General Account	661	1,267	—	—
Surrenders and Terminations	(789)	(116)	—	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(1)	—	—	—
Rider Charge	(70)	(57)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	856	1,397	—	—
Increase (Decrease) in Net Assets	1,316	1,280	1	—
Net Assets at Beginning of Period	5,395	4,115	5	5
Net Assets at End of Period	$6,711	$5,395	$6	$5
Changes in Units
Issued	93	89	—	—
Redeemed	(47)	(9)	—	—
Net Increase (Decrease)	46	80	—	—

	PIMCO VIT All Asset Portfolio		PIMCO VIT Balanced Allocation Portfolio
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$338	$458	$76	$(32)
Realized Gains (Losses) on Investments, Net	(172)	(89)	3	1,635
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,380	(2,506)	1,863	(2,487)
Net Increase (Decrease) in Net Assets From Operations	2,546	(2,137)	1,942	(884)
Contract Transactions-All Products
Purchase Payments	148	97	125	203
Transfers Between Funds or (to) from General Account	(1,519)	(2,001)	(339)	(578)
Surrenders and Terminations	(2,948)	(2,183)	(812)	(346)
Rescissions	—	—	—	—
Bonus (Recapture)	1	—	—	—
Contract Maintenance Charge	(4)	(5)	(2)	(2)
Rider Charge	(418)	(500)	(166)	(181)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(4,740)	(4,592)	(1,194)	(904)
Increase (Decrease) in Net Assets	(2,194)	(6,729)	748	(1,788)
Net Assets at Beginning of Period	27,268	33,997	11,736	13,524
Net Assets at End of Period	$25,074	$27,268	$12,484	$11,736
Changes in Units
Issued	9	6	11	19
Redeemed	(282)	(273)	(118)	(102)
Net Increase (Decrease)	(273)	(267)	(107)	(83)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	PIMCO VIT CommodityRealReturn Strategy Portfolio		PIMCO VIT Dynamic Bond Portfolio
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$42	$(5)	$537	$253
Realized Gains (Losses) on Investments, Net	(228)	(451)	20	44
Net Change in Unrealized Appreciation
(Depreciation) on Investments	345	101	50	(402)
Net Increase (Decrease) in Net Assets From Operations	159	(355)	607	(105)
Contract Transactions-All Products
Purchase Payments	50	6	14	31
Transfers Between Funds or (to) from General Account	129	(57)	887	(401)
Surrenders and Terminations	(223)	(348)	(2,219)	(1,098)
Rescissions	—	—	—	—
Bonus (Recapture)	3	—	—	—
Contract Maintenance Charge	—	—	(3)	(3)
Rider Charge	(4)	(6)	(233)	(267)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(45)	(405)	(1,554)	(1,738)
Increase (Decrease) in Net Assets	114	(760)	(947)	(1,843)
Net Assets at Beginning of Period	1,819	2,579	18,766	20,609
Net Assets at End of Period	$1,933	$1,819	$17,819	$18,766
Changes in Units
Issued	36	1	83	3
Redeemed	(43)	(70)	(229)	(167)
Net Increase (Decrease)	(7)	(69)	(146)	(164)

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$229	$221	$18	$183
Realized Gains (Losses) on Investments, Net	(60)	(137)	(95)	(45)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	859	(710)	227	(398)
Net Increase (Decrease) in Net Assets From Operations	1,028	(626)	150	(260)
Contract Transactions-All Products
Purchase Payments	2	—	3	3
Transfers Between Funds or (to) from General Account	(278)	228	226	95
Surrenders and Terminations	(926)	(1,475)	(511)	(482)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(1)	(1)	(1)	(1)
Rider Charge	(103)	(118)	(31)	(39)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,306)	(1,366)	(314)	(424)
Increase (Decrease) in Net Assets	(278)	(1,992)	(164)	(684)
Net Assets at Beginning of Period	8,494	10,486	3,844	4,528
Net Assets at End of Period	$8,216	$8,494	$3,680	$3,844
Changes in Units
Issued	—	13	18	8
Redeemed	(71)	(89)	(43)	(40)
Net Increase (Decrease)	(71)	(76)	(25)	(32)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	PIMCO VIT Global Core Bond (Hedged) Portfolio		PIMCO VIT Global Managed Asset Allocation Portfolio
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$67	$13	$82	$11
Realized Gains (Losses) on Investments, Net	46	(22)	(39)	1,327
Net Change in Unrealized Appreciation
(Depreciation) on Investments	493	(37)	2,092	(2,473)
Net Increase (Decrease) in Net Assets From Operations	606	(46)	2,135	(1,135)
Contract Transactions-All Products
Purchase Payments	256	309	38	130
Transfers Between Funds or (to) from General Account	(88)	1,392	(488)	(626)
Surrenders and Terminations	(1,002)	(386)	(1,548)	(1,498)
Rescissions	—	(3)	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(2)	(2)	(2)	(2)
Rider Charge	(125)	(132)	(300)	(352)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(961)	1,178	(2,300)	(2,348)
Increase (Decrease) in Net Assets	(355)	1,132	(165)	(3,483)
Net Assets at Beginning of Period	10,023	8,891	14,853	18,336
Net Assets at End of Period	$9,668	$10,023	$14,688	$14,853
Changes in Units
Issued	25	178	3	10
Redeemed	(122)	(55)	(192)	(208)
Net Increase (Decrease)	(97)	123	(189)	(198)

	PIMCO VIT High Yield Portfolio		PIMCO VIT Long-Term U.S. Government Portfolio
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,645	$2,928	$1	$1
Realized Gains (Losses) on Investments, Net	(50)	(318)	15	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	6,938	(6,064)	6	1
Net Increase (Decrease) in Net Assets From Operations	9,533	(3,454)	22	3
Contract Transactions-All Products
Purchase Payments	103	225	—	50
Transfers Between Funds or (to) from General Account	345	(639)	134	97
Surrenders and Terminations	(9,166)	(6,588)	(28)	(3)
Rescissions	—	—	—	—
Bonus (Recapture)	1	1	—	3
Contract Maintenance Charge	(12)	(12)	—	—
Rider Charge	(930)	(1,055)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(9,659)	(8,068)	106	147
Increase (Decrease) in Net Assets	(126)	(11,522)	128	150
Net Assets at Beginning of Period	76,655	88,177	183	33
Net Assets at End of Period	$76,529	$76,655	$311	$183
Changes in Units
Issued	17	10	5	6
Redeemed	(434)	(379)	(1)	—
Net Increase (Decrease)	(417)	(369)	4	6

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$1	$—	$287
Realized Gains (Losses) on Investments, Net	(1)	—	(351)	(451)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1	(1)	2,494	(1,236)
Net Increase (Decrease) in Net Assets From Operations	1	—	2,143	(1,400)
Contract Transactions-All Products
Purchase Payments	—	—	90	73
Transfers Between Funds or (to) from General Account	—	—	(109)	(97)
Surrenders and Terminations	(13)	(1)	(3,630)	(2,709)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	2	—
Contract Maintenance Charge	—	—	(5)	(6)
Rider Charge	—	—	(399)	(461)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(13)	(1)	(4,051)	(3,200)
Increase (Decrease) in Net Assets	(12)	(1)	(1,908)	(4,600)
Net Assets at Beginning of Period	59	60	33,152	37,752
Net Assets at End of Period	$47	$59	$31,244	$33,152
Changes in Units
Issued	—	—	6	5
Redeemed	(1)	—	(276)	(229)
Net Increase (Decrease)	(1)	—	(270)	(224)

	PIMCO VIT StocksPLUS Global Portfolio		PIMCO VIT Total Return Portfolio
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(40)	$(46)	$1,175	$781
Realized Gains (Losses) on Investments, Net	(273)	1,481	(251)	474
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,543	(2,777)	4,610	(3,297)
Net Increase (Decrease) in Net Assets From Operations	2,230	(1,342)	5,534	(2,042)
Contract Transactions-All Products
Purchase Payments	—	50	3,245	2,450
Transfers Between Funds or (to) from General Account	(291)	(70)	2,897	1,713
Surrenders and Terminations	(1,200)	(1,358)	(11,315)	(7,401)
Rescissions	—	—	(10)	(9)
Bonus (Recapture)	(3)	—	11	5
Contract Maintenance Charge	(2)	(2)	(13)	(14)
Rider Charge	(13)	(16)	(1,053)	(1,147)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,509)	(1,396)	(6,238)	(4,403)
Increase (Decrease) in Net Assets	721	(2,738)	(704)	(6,445)
Net Assets at Beginning of Period	9,372	12,110	85,463	91,908
Net Assets at End of Period	$10,093	$9,372	$84,759	$85,463
Changes in Units
Issued	—	3	294	208
Redeemed	(109)	(107)	(615)	(443)
Net Increase (Decrease)	(109)	(104)	(321)	(235)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	RCM Dynamic Multi-Asset Plus VIT Portfolio		T. Rowe Price Blue Chip Growth Portfolio
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$(8)	$—	$—
Realized Gains (Losses) on Investments, Net	126	37	1	6
Net Change in Unrealized Appreciation
(Depreciation) on Investments	502	(403)	11	(5)
Net Increase (Decrease) in Net Assets From Operations	629	(374)	12	1
Contract Transactions-All Products
Purchase Payments	601	354	—	—
Transfers Between Funds or (to) from General Account	55	2,671	—	—
Surrenders and Terminations	(100)	(228)	—	(13)
Rescissions	—	(1)	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(1)	—	—	—
Rider Charge	(79)	(71)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	476	2,725	—	(13)
Increase (Decrease) in Net Assets	1,105	2,351	12	(12)
Net Assets at Beginning of Period	4,062	1,711	41	53
Net Assets at End of Period	$5,167	$4,062	$53	$41
Changes in Units
Issued	63	286	—	—
Redeemed	(17)	(30)	—	—
Net Increase (Decrease)	46	256	—	—

	T. Rowe Price Equity Income Portfolio		T. Rowe Price Health Sciences Portfolio
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$1	$—	$—
Realized Gains (Losses) on Investments, Net	3	4	1	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	7	(9)	2	—
Net Increase (Decrease) in Net Assets From Operations	11	(4)	3	1
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	—	(1)	—	(1)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	(1)	—	(1)
Increase (Decrease) in Net Assets	11	(5)	3	—
Net Assets at Beginning of Period	41	46	9	9
Net Assets at End of Period	$52	$41	$12	$9
Changes in Units
Issued	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

	Templeton Global Bond VIP Fund		Templeton Growth VIP Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$3,776	$(1,219)	$97	$22
Realized Gains (Losses) on Investments, Net	(692)	(896)	1,689	1,297
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,741)	2,402	(563)	(3,251)
Net Increase (Decrease) in Net Assets From Operations	343	287	1,223	(1,932)
Contract Transactions-All Products
Purchase Payments	81	79	—	—
Transfers Between Funds or (to) from General Account	4,120	(800)	19	(408)
Surrenders and Terminations	(8,104)	(6,852)	(1,092)	(1,179)
Rescissions	—	—	—	—
Bonus (Recapture)	—	1	(1)	—
Contract Maintenance Charge	(12)	(13)	(3)	(3)
Rider Charge	(822)	(974)	(34)	(43)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(4,737)	(8,559)	(1,111)	(1,633)
Increase (Decrease) in Net Assets	(4,394)	(8,272)	112	(3,565)
Net Assets at Beginning of Period	71,093	79,365	9,789	13,354
Net Assets at End of Period	$66,699	$71,093	$9,901	$9,789
Changes in Units
Issued	92	2	2	—
Redeemed	(192)	(192)	(40)	(49)
Net Increase (Decrease)	(100)	(190)	(38)	(49)

	Total All Funds
	2019	2018
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$20,475	$1,427
Realized Gains (Losses) on Investments, Net	75,928	87,319
Net Change in Unrealized Appreciation
(Depreciation) on Investments	203,964	(226,933)
Net Increase (Decrease) in Net Assets From Operations	300,367	(138,187)
Contract Transactions-All Products
Purchase Payments	151,472	128,801
Transfers Between Funds or (to) from General Account	(64,262)	(53,973)
Surrenders and Terminations	(202,784)	(176,871)
Rescissions	(639)	(2,764)
Bonus (Recapture)	214	150
Contract Maintenance Charge	(298)	(310)
Rider Charge	(26,844)	(28,934)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(143,141)	(133,901)
Increase (Decrease) in Net Assets	157,226	(272,088)
Net Assets at Beginning of Period	2,037,213	2,309,301
Net Assets at End of Period	$2,194,439	$2,037,213
Changes in Units
Issued	13,180	12,045
Redeemed	(20,829)	(18,599)
Net Increase (Decrease)	(7,649)	(6,554)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2019 and 2018
(In thousands)

The following open/available funds had no activity for the years or periods ended December 31, 2019 and 2018, and therefore, were not listed in the Statements of Changes in Net Assets:

BlackRock Equity Dividend V.I. Fund
BNY Mellon VIF Appreciation Portfolio
Franklin Strategic Income VIP Fund
Invesco V.I. Balanced-Risk Allocation Fund
Ivy VIP Asset Strategy Portfolio
Ivy VIP Energy Portfolio
Ivy VIP Growth Portfolio
Ivy VIP Mid Cap Growth Portfolio
Ivy VIP Natural Resources Portfolio
Ivy VIP Science and Technology Portfolio
Lazard Retirement International Equity Portfolio
Oppenheimer Global Multi-Alternatives Fund/VA (A)
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

(A)	Fund terminated in 2019. See Footnote 1 for further details.
(B)	Fund terminated in 2018. See Footnote 1 for further details.

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

(1) Organization
Allianz Life of NY Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended). Allianz Life of New York applies the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) guidance of Topic 946, Financial Services - Investment Companies. The Variable Account was established by Allianz Life of New York on February 26, 1988, and commenced operations September 6, 1991. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York. The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account. These assets are not chargeable with liabilities that arise from any other business Allianz Life of New York may conduct. Allianz Life of New York products offered under the Variable Account are listed below. The products denoted with an asterisk are actively being marketed.

•	Allianz Advantage

•	Allianz Charter II New York

•	Allianz High Five New York

•	Allianz Index Advantage New York*

•	Allianz Opportunity

•	Allianz Valuemark II New York

•	Allianz Valuemark IV New York

•	Allianz Vision New York*

•	Retirement Advantage New York

•	Retirement Pro New York

The Variable Account's subaccounts are invested, at net asset values, in one or more of the funds (investment options) in accordance with the selection made by the contractholder. The contractholder may have the option to invest in the fixed account or other index options in the General Account, based on the product features. The liabilities of the fixed account are included in the General Account, which is not registered as an investment company under the 1940 Act. Not all funds listed are available for all products. Some funds have been closed to accepting new money. Generally, each multiple-class fund is presented on an aggregate basis. When mergers occur, the fund will generally be presented separately by class, to disclose which class received additional money. The funds and investment advisers are:

Fund	Investment Adviser
AZL Balanced Index Strategy Fund *†	Allianz Investment Management, LLC
AZL DFA Five-Year Global Fixed Income Fund *†	Allianz Investment Management, LLC
AZL DFA Multi-Strategy Fund *†	Allianz Investment Management, LLC
AZL Enhanced Bond Index Fund *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Multi-Strategy Fund *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1 †	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2 *†	Allianz Investment Management, LLC
AZL Gateway Fund *†	Allianz Investment Management, LLC
AZL Government Money Market Fund *†	Allianz Investment Management, LLC
AZL International Index Fund Class 1 †	Allianz Investment Management, LLC
AZL International Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL MetWest Total Return Bond Fund *†	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Moderate Index Strategy Fund *†	Allianz Investment Management, LLC
AZL Morgan Stanley Global Real Estate Fund Class 1 †	Allianz Investment Management, LLC
AZL Morgan Stanley Global Real Estate Fund Class 2 *†	Allianz Investment Management, LLC
AZL MSCI Emerging Markets Equity Index Class 1 †	Allianz Investment Management, LLC
AZL MSCI Emerging Markets Equity Index Class 2 *†	Allianz Investment Management, LLC

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

Fund	Investment Adviser
AZL MSCI Global Equity Index Fund *†	Allianz Investment Management, LLC
AZL MVP Balanced Index Strategy Fund *†	Allianz Investment Management, LLC
AZL MVP DFA Multi-Strategy Fund *†	Allianz Investment Management, LLC
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund *†	Allianz Investment Management, LLC
AZL MVP Fusion Dynamic Balanced Fund *†	Allianz Investment Management, LLC
AZL MVP Fusion Dynamic Conservative Fund *†	Allianz Investment Management, LLC
AZL MVP Fusion Dynamic Moderate Fund *†	Allianz Investment Management, LLC
AZL MVP Global Balanced Index Strategy Fund *†	Allianz Investment Management, LLC
AZL MVP Growth Index Strategy Fund *†	Allianz Investment Management, LLC
AZL MVP Moderate Index Strategy Fund *†	Allianz Investment Management, LLC
AZL MVP T. Rowe Price Capital Appreciation Plus Fund *†	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL T. Rowe Price Capital Appreciation Fund *†	Allianz Investment Management, LLC
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund *	BlackRock Advisors, LLC
BNY Mellon VIF Appreciation Portfolio *	BNY Mellon Investment Adviser, Inc
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Partners Fund Advisor, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.
Eaton Vance VT Floating-Rate Income Fund *	Eaton Vance Management
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company
Fidelity VIP FundsManager 50% Portfolio	FMR Co., Inc.
Fidelity VIP FundsManager 60% Portfolio	FMR Co., Inc.
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company
Franklin Allocation VIP Fund *	Franklin Templeton Services, LLC
Franklin Income VIP Fund *	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund *	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund *	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund *	Franklin Advisers, Inc.
Franklin U.S. Government Securities VIP Fund *	Franklin Advisers, Inc.
Invesco Oppenheimer V.I. Global Strategic Income Fund	Invesco Advisors, Inc.
Invesco Oppenheimer V.I. International Growth Fund *	Invesco Advisors, Inc.
Invesco V.I. American Value Fund *	Invesco Advisors, Inc.
Invesco V.I. Balanced-Risk Allocation Fund *	Invesco Advisors, Inc.
Ivy VIP Asset Strategy Portfolio *	Ivy Investment Management Company

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

Fund	Investment Adviser
Ivy VIP Energy Portfolio *	Ivy Investment Management Company
Ivy VIP Growth Portfolio *	Ivy Investment Management Company
Ivy VIP Mid Cap Growth Portfolio *	Ivy Investment Management Company
Ivy VIP Natural Resources Portfolio *	Ivy Investment Management Company
Ivy VIP Science and Technology Portfolio *	Ivy Investment Management Company
JPMorgan Insurance Trust Core Bond Portfolio	J.P. Morgan Investment Management, Inc.
Lazard Retirement International Equity Portfolio *	Lazard Asset Management, LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio *	Lazard Asset Management, LLC
MFS International Intrinsic Value Portfolio *	Massachusetts Financial Services Company
MFS VIT Total Return Bond Portfolio *	Massachusetts Financial Services Company
MFS VIT Utilities Portfolio *	Massachusetts Financial Services Company
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Balanced Allocation Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Dynamic Bond Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) †	Pacific Investment Management Company, LLC
PIMCO VIT Global Core Bond (Hedged) Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Global Managed Asset Allocation Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Long-Term U.S. Government Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Low Duration Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT StocksPLUS Global Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company, LLC
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC
RCM Dynamic Multi-Asset Plus VIT Portfolio *†	Allianz Global Investors U.S., LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.
Templeton Global Bond VIP Fund *	Franklin Advisors, Inc.
Templeton Growth VIP Fund *	Templeton Global Advisors Limited
* Fund contains share classes which assess 12b-1 fees.
† The investment adviser of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

During the years ended December 31, 2019 and 2018, the following funds changed their name:

Prior Fund Name	Current Fund Name	Effective Date
AZL MVP Pyramis Multi-Strategy Fund	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	April 20, 2018
AZL Pyramis Multi-Strategy Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund	April 20, 2018
AZL Pyramis Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	April 20, 2018
AZL Pyramis Total Bond Fund Class 2	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	April 20, 2018
PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	July 30, 2018
PIMCO VIT Unconstrained Bond Portfolio	PIMCO VIT Dynamic Bond Portfolio	July 30, 2018
Franklin Founding Funds Allocation VIP Fund	Franklin Allocation VIP Fund	May 1, 2019
Oppenheimer Global Strategic Income Fund/VA	Invesco Oppenheimer V.I. Global Strategic Income Fund	May 24, 2019
Oppenheimer International Growth Fund/VA	Invesco Oppenheimer V.I. International Growth Fund	May 24, 2019
MFS VIT II International Value Portfolio	MFS International Intrinsic Value Portfolio	June 1, 2019
Dreyfus VIF Appreciation Portfolio	BNY Mellon VIF Appreciation Portfolio	June 3, 2019
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT Global Managed Asset Allocation Portfolio	October 1, 2019
AZL MVP BlackRock Global Strategy Plus Fund	AZL MVP Global Balanced Index Strategy Fund	November 18, 2019
During the years ended December 31, 2019 and 2018, the following funds were closed to new money:

Fund	Date Closed
Allianz NFJ Dividend Value VIT Portfolio	April 20, 2018
Oppenheimer Global Multi-Alternatives Fund/VA	April 29, 2019
During the years ended December 31, 2019 and 2018, no funds were added as available options.
During the years ended December 31, 2019 and 2018, the following funds were merged or replaced:

Closed Fund	Receiving Fund	Date Merged
Allianz NFJ Dividend Value VIT Portfolio	AZL Russell 1000 Value Index Fund Class 2	April 20, 2018
Oppenheimer Global Multi-Alternatives Fund/VA	AZL Government Money Market Fund	April 29, 2019

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

(2) Significant Accounting Policies
Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investment transactions are recorded by the Variable Account on the trade date. Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern Standard Time market close.

The Fair Value Measurement Topic of the FASB ASC establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a) Quoted prices for similar assets or liabilities in active markets.
(b) Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c) Inputs other than quoted prices that are observable.
(d) Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 - Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2019, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market which the Variable Account has the ability to access. Therefore, all investments have been categorized as Level 1. The characterization of the underlying securities held by the funds are accounted for on a trade-date basis and are in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC, which differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the fund as of the beginning of the valuation date.

Transfers between subaccounts including the fixed account (net) include transfers of all or part of the contract owners' interest to or from another eligible subaccount from or to the fixed account option of the general account of the Company.

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 4.5% or 5%. Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life of New York if the reserves required are less than originally estimated. If additional reserves are required, Allianz Life of New York reimburses the Variable Account.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

(3) Related Party Charges, Expenses and Fees
Under the terms of the contracts, certain charges, expenses and fees are incurred by the contractholders to cover Allianz Life of New York's expenses in connection with the issuance and administration of the contracts. Following is a summary of these charges, expenses and fees for the period ended December 31, 2019:

Mortality and Expense Risk Charges
Allianz Life of New York assumes mortality and expense risks related to the operations of the Variable Account. These charges range from 0.35% to 3.55% annually during the accumulation phase, or from 1.25% to 1.90% annually during the annuity phase for variable annuity payments. These charges are deducted on a daily basis and assessed against the daily net asset value of each fund. These charges are assessed either through a reduction in subaccount accumulation unit values during the accumulation phase, or a reduction in subaccount annuity unit values during the annuity phase for contractholders that selected variable annuity payments.

Administrative Charges
A charge to cover administrative expenses of the Variable Account may be deducted from the Variable Account, depending on the contract. This annual charge of 0.15% is calculated and assessed daily as a percentage of each fund’s net asset value. This charge is assessed through a reduction in subaccount accumulation unit values during the accumulation phase, or a reduction in subaccount annuity unit values during the annuity phase for contractholders that selected variable annuity payments.

Contract Maintenance Charges
For certain contracts, an annual contract maintenance charge of $30 to $50 may be deducted to cover ongoing administrative expenses. These charges are assessed through the redemption of subaccount accumulation units during the accumulation phase, or a redemption in subaccount annuity unit values during the annuity phase if variable annuity payments are selected or a reduction in fixed annuity payments.

Withdrawal Charges
For certain contracts, a withdrawal charge (sometimes called a contingent deferred sales charge) is imposed as a percentage, with a range of 1.0% to 8.5%, of each purchase payment if the contract is surrendered or a partial withdrawal is taken during the withdrawal charge period. For certain contracts, a withdrawal charge may also apply during the annuity phase if there are liquidations of variable annuity payments under certain annuity options. These withdrawal charges are imposed as a percentage, with a range of 2.0% to 6.0% of the amount liquidated. These charges are assessed through the redemption of subaccount accumulation units during the accumulation phase, or a redemption in subaccount annuity units during the annuity phase.

Rider Charges
For certain contracts, optional benefit riders are available for an additional charge to the contractholder. The rider charges are imposed as a percentage of the benefit's guaranteed value and are assessed through the redemption of subaccount accumulation units during the accumulation phase. These include:

•	Investment Protector: 1.05% to 1.30%

•	Income Protector: 1.00% to 1.70%

•	Income Focus: 1.30%

Transfer Fee
A charge for transfers between funds may be imposed at a rate of up to $25 per transfer. These charges are assessed through the redemption of subaccount units during the accumulation phase.

Other Contract Charges
For certain contracts there are additional fees, as described below.

•
Account Fee - ranges from 0.85% to 1.05% and are imposed as a percentage of the account’s guaranteed value and are assessed through the redemption of subaccount accumulation units during the accumulation phase.

•
Product Fee - is 1.25% annually and is accrued on a daily basis as a percentage of the prior quarterly anniversary contract value adjusted for subsequent purchase payments and withdrawals. The fee is deducted from the contract value during the accumulation phase through the redemption of accumulation units.

Additional details on charges and fees can be found in the respective product prospectus.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

(4) Federal Income Taxes
Operations of the Variable Account form a part of Allianz Life of New York, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life of New York understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant's gross income until amounts are received pursuant to an annuity.
(5) Purchases and Sales of Investments (In thousands)
The cost of purchases and proceeds from sales of investments for the year or periods ended December 31,2019, are as follows:

	Cost of Purchases	Proceeds from Sales
AZL Balanced Index Strategy Fund	$3,064	$5,120
AZL DFA Five-Year Global Fixed Income Fund	687	157
AZL DFA Multi-Strategy Fund	5,482	10,732
AZL Enhanced Bond Index Fund	1,593	685
AZL Fidelity Institutional Asset Management Multi-Strategy Fund	2,269	4,363
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	104	174
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	3,682	4,106
AZL Gateway Fund	297	1,096
AZL Government Money Market Fund	72,921	73,662
AZL International Index Fund Class 1	257	554
AZL International Index Fund Class 2	1,629	5,709
AZL MetWest Total Return Bond Fund	1,035	341
AZL Mid Cap Index Fund Class 1	432	184
AZL Mid Cap Index Fund Class 2	3,508	6,433
AZL Moderate Index Strategy Fund	3,818	5,969
AZL Morgan Stanley Global Real Estate Fund Class 1	65	235
AZL Morgan Stanley Global Real Estate Fund Class 2	211	524
AZL MSCI Emerging Markets Equity Index Class 1	44	36
AZL MSCI Emerging Markets Equity Index Class 2	443	853
AZL MSCI Global Equity Index Fund	66	297
AZL MVP Balanced Index Strategy Fund	5,333	5,187
AZL MVP DFA Multi-Strategy Fund	1,935	856
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	3,758	2,728
AZL MVP Fusion Dynamic Balanced Fund	8,064	14,956
AZL MVP Fusion Dynamic Conservative Fund	2,986	3,811
AZL MVP Fusion Dynamic Moderate Fund	21,812	33,856
AZL MVP Global Balanced Index Strategy Fund	6,333	13,197
AZL MVP Growth Index Strategy Fund	53,575	25,995
AZL MVP Moderate Index Strategy Fund	5,290	7,134
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	38,177	13,915
AZL Russell 1000 Growth Index Fund Class 1	504	523
AZL Russell 1000 Growth Index Fund Class 2	4,912	8,320

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

	Cost of Purchases	Proceeds from Sales
AZL Russell 1000 Value Index Fund Class 1	1,146	1,600
AZL Russell 1000 Value Index Fund Class 2	$2,028	$3,824
AZL S&P 500 Index Fund	5,467	14,082
AZL Small Cap Stock Index Fund Class 1	96	73
AZL Small Cap Stock Index Fund Class 2	2,850	3,520
AZL T. Rowe Price Capital Appreciation Fund	4,171	6,375
BlackRock Equity Dividend V.I. Fund	—	—
BlackRock Global Allocation V.I. Fund	5,147	14,082
BNY Mellon VIF Appreciation Portfolio	—	—
ClearBridge Variable Aggressive Growth Portfolio	2	1
Columbia Variable Portfolio – Seligman Global Technology Fund	4	—
Davis VA Financial Portfolio	86	349
Eaton Vance VT Floating-Rate Income Fund	10	16
Fidelity VIP Emerging Markets Portfolio	—	6
Fidelity VIP FundsManager 50% Portfolio	284	555
Fidelity VIP FundsManager 60% Portfolio	2,296	2,708
Fidelity VIP Mid Cap Portfolio	5	—
Fidelity VIP Strategic Income Portfolio	22	—
Franklin Allocation VIP Fund	1,005	1,353
Franklin Income VIP Fund	10,302	16,418
Franklin Mutual Shares VIP Fund	2,275	3,255
Franklin Rising Dividends VIP Fund	2,650	1,944
Franklin Strategic Income VIP Fund	—	—
Franklin U.S. Government Securities VIP Fund	1,939	5,546
Invesco Oppenheimer V.I. Global Strategic Income Fund	6	19
Invesco Oppenheimer V.I. International Growth Fund	—	11
Invesco V.I. American Value Fund	2	—
Invesco V.I. Balanced-Risk Allocation Fund	—	—
Ivy VIP Asset Strategy Portfolio	—	—
Ivy VIP Energy Portfolio	—	—
Ivy VIP Growth Portfolio	—	—
Ivy VIP Mid Cap Growth Portfolio	—	—
Ivy VIP Natural Resources Portfolio	—	—
Ivy VIP Science and Technology Portfolio	—	—
JPMorgan Insurance Trust Core Bond Portfolio	866	399
Lazard Retirement International Equity Portfolio	—	—
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	—	—
MFS International Intrinsic Value Portfolio	1	—
MFS VIT Total Return Bond Portfolio	2,190	1,228
MFS VIT Utilities Portfolio	—	—

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

	Cost of Purchases	Proceeds from Sales
Oppenheimer Global Multi-Alternatives Fund/VA	—	—
PIMCO VIT All Asset Portfolio	$1,504	$5,906
PIMCO VIT Balanced Allocation Portfolio	465	1,583
PIMCO VIT CommodityRealReturn Strategy Portfolio	317	320
PIMCO VIT Dynamic Bond Portfolio	1,762	2,780
PIMCO VIT Emerging Markets Bond Portfolio	549	1,626
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	401	697
PIMCO VIT Global Core Bond (Hedged) Portfolio	1,394	2,288
PIMCO VIT Global Managed Asset Allocation Portfolio	447	2,665
PIMCO VIT High Yield Portfolio	5,850	12,864
PIMCO VIT Long-Term U.S. Government Portfolio	459	351
PIMCO VIT Low Duration Portfolio	1	14
PIMCO VIT Real Return Portfolio	1,787	5,839
PIMCO VIT StocksPLUS Global Portfolio	387	1,936
PIMCO VIT Total Return Portfolio	11,017	16,080
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	—	—
RCM Dynamic Multi-Asset Plus VIT Portfolio	961	359
T. Rowe Price Blue Chip Growth Portfolio	1	—
T. Rowe Price Equity Income Portfolio	4	—
T. Rowe Price Health Sciences Portfolio	1	—
Templeton Global Bond VIP Fund	9,158	10,120
Templeton Growth VIP Fund	2,638	1,751

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

(6) Financial Highlights
A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts is as follows:

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Balanced Index Strategy Fund
2019	1,585	$14.57	to	$17.68	$26,578	2.24%	1.15%	to	3.55%	13.32%	to	15.78%
2018	1,775	$12.82	to	$15.27	$25,854	0.94%	1.15%	to	3.55%	(7.58)%	to	(5.56)%
2017	1,933	$13.84	to	$16.17	$29,984	2.22%	1.15%	to	3.55%	7.78%	to	10.12%
2016	2,137	$12.81	to	$14.68	$30,179	2.62%	1.15%	to	3.55%	3.19%	to	5.43%
2015	2,304	$12.38	to	$13.93	$31,035	1.03%	1.15%	to	3.55%	(3.33)%	to	(1.23)%
AZL DFA Five-Year Global Fixed Income Fund
2019	92	$9.54	to	$10.05	$919	6.91%	—%	to	3.55%	0.95%	to	2.07%
2018	43	$9.45	to	$9.84	$417	0.59%	—%	to	3.55%	(1.34)%	to	(0.24)%
2017⁵	16	$9.58	to	$9.87	$156	—%	—%	to	3.55%	(0.90)%	to	(0.68)%
AZL DFA Multi-Strategy Fund
2019	4,765	$16.04	to	$19.77	$90,599	1.06%	1.15%	to	3.55%	12.68%	to	15.13%
2018	5,226	$14.22	to	$17.18	$86,634	1.17%	1.15%	to	3.55%	(9.07)%	to	(7.08)%
2017	5,972	$15.63	to	$18.49	$106,996	0.77%	1.15%	to	3.55%	8.93%	to	11.29%
2016	6,819	$14.33	to	$16.78	$110,027	—%	1.15%	to	3.55%	5.67%	to	7.97%
2015	7,744	$13.55	to	$15.80	$116,196	1.23%	1.15%	to	3.55%	(3.99)%	to	(1.90)%
AZL Enhanced Bond Index Fund
2019	409	$11.01	to	$11.98	$4,837	2.60%	1.15%	to	2.20%	6.02%	to	6.88%
2018	334	$10.39	to	$11.21	$3,697	2.31%	1.15%	to	2.20%	(2.76)%	to	(1.96)%
2017	270	$10.68	to	$11.44	$3,060	0.93%	1.15%	to	2.20%	0.77%	to	1.59%
2016	219	$10.60	to	$11.26	$2,448	2.31%	1.15%	to	2.20%	0.05%	to	0.87%
2015	131	$10.59	to	$11.16	$1,455	2.32%	1.15%	to	2.20%	(1.95)%	to	(1.15)%
AZL Fidelity Institutional Asset Management Multi-Strategy Fund
2019	1,518	$14.07	to	$22.13	$25,311	2.37%	0.35%	to	3.55%	13.35%	to	16.86%
2018	1,726	$12.40	to	$19.48	$24,959	2.23%	0.35%	to	3.55%	(5.31)%	to	(2.36)%
2017	1,959	$13.08	to	$20.54	$29,386	—%	0.35%	to	3.55%	7.41%	to	10.73%
2016	2,214	$12.35	to	$19.08	$30,342	1.47%	0.35%	to	3.55%	2.96%	to	6.15%
2015	3,249	$11.81	to	$17.80	$42,283	3.85%	0.35%	to	3.55%	(8.76)%	to	(5.79)%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1
2019	175	$10.66	to	$10.69	$1,878	3.35%	1.40%	to	1.49%	8.93%	to	9.03%
2018	185	$9.78	to	$9.80	$1,824	3.14%	1.40%	to	1.49%	(2.47)%	to	(2.39)%
2017	210	$10.03	to	$10.04	$2,113	2.45%	1.40%	to	1.49%	3.01%	to	3.10%
2016³	229	$9.74	to	$9.74	$2,238	—%	1.40%	to	1.49%	(2.61)%	to	(2.59)%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2
2019	1,876	$9.49	to	$12.01	$20,470	3.00%	—%	to	3.55%	6.43%	to	9.89%
2018	1,943	$8.92	to	$10.93	$19,523	2.87%	—%	to	3.55%	(4.72)%	to	(1.60)%
2017	2,052	$9.36	to	$11.32	$21,226	2.38%	—%	to	3.55%	0.65%	to	4.27%
2016	2,241	$9.30	to	$10.85	$22,586	2.50%	—%	to	3.55%	(3.09)%	to	5.14%
2015	792	$9.34	to	$10.17	$7,751	2.07%	0.35%	to	3.55%	(3.72)%	to	(1.24)%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Gateway Fund
2019	620	$10.88	to	$13.52	$8,239	0.98%	—%	to	3.55%	7.12%	to	9.29%
2018	679	$10.29	to	$12.37	$8,281	1.23%	—%	to	3.55%	(7.76)%	to	(5.97)%
2017	750	$11.15	to	$13.94	$9,743	1.00%	—%	to	3.55%	5.92%	to	9.08%
2016	795	$10.53	to	$12.78	$9,577	1.99%	—%	to	3.55%	1.49%	to	4.47%
2015	816	$10.37	to	$12.23	$9,527	1.17%	—%	to	3.55%	(1.33)%	to	1.62%
AZL Government Money Market Fund
2019	3,184	$6.95	to	$13.07	$32,267	1.38%	—%	to	3.55%	(1.70)%	to	1.39%
2018	3,332	$6.96	to	$12.89	$33,008	1.00%	—%	to	3.55%	(2.23)%	to	1.01%
2017	3,222	$6.75	to	$12.76	$31,519	0.04%	—%	to	3.55%	(3.43)%	to	0.05%
2016	4,577	$6.99	to	$12.76	$43,505	—%	—%	to	3.55%	(3.48)%	to	0.01%
2015	3,584	$7.60	to	$12.76	$34,736	—%	—%	to	3.55%	(3.19)%	to	0.01%
AZL International Index Fund Class 1
2019	438	$12.09	to	$12.63	$5,550	3.69%	1.40%	to	2.75%	18.37%	to	19.98%
2018	477	$10.22	to	$10.53	$5,042	4.04%	1.40%	to	2.75%	(16.15)%	to	(15.01)%
2017	520	$12.19	to	$12.39	$6,481	1.33%	1.40%	to	2.75%	21.74%	to	23.39%
2016³	566	$10.01	to	$10.04	$5,728	—%	1.40%	to	2.75%	0.11%	to	0.40%
AZL International Index Fund Class 2
2019	1,801	$11.31	to	$20.75	$23,105	2.26%	—%	to	3.55%	17.21%	to	21.02%
2018	2,146	$9.63	to	$17.15	$23,234	2.58%	—%	to	3.55%	(17.06)%	to	(14.34)%
2017	2,409	$11.58	to	$20.02	$30,968	0.88%	—%	to	3.55%	20.42%	to	24.33%
2016	2,796	$9.59	to	$16.10	$29,325	1.47%	—%	to	3.55%	(3.13)%	to	0.49%
2015	599	$9.88	to	$16.10	$6,506	4.17%	—%	to	3.55%	(4.59)%	to	(1.73)%
AZL MetWest Total Return Bond Fund
2019	253	$10.27	to	$10.69	$2,680	2.70%	1.15%	to	2.20%	6.16%	to	6.99%
2018	188	$9.67	to	$9.99	$1,867	2.16%	1.15%	to	2.20%	(2.37)%	to	(1.60)%
2017	183	$9.91	to	$10.15	$1,850	1.51%	1.15%	to	2.20%	0.92%	to	1.72%
2016	143	$9.82	to	$9.98	$1,423	0.98%	1.15%	to	2.20%	0.10%	to	0.89%
2015¹	123	$9.84	to	$9.89	$1,211	0.08%	1.15%	to	2.20%	(2.93)%	to	(2.59)%
AZL Mid Cap Index Fund Class 1
2019	176	$13.47	to	$13.51	$2,401	3.09%	1.40%	to	1.49%	23.62%	to	23.73%
2018	188	$10.89	to	$10.92	$2,070	2.41%	1.40%	to	1.49%	(12.33)%	to	(12.25)%
2017	201	$12.43	to	$12.44	$2,520	1.02%	1.40%	to	1.49%	14.37%	to	14.47%
2016³	249	$10.86	to	$10.87	$2,722	—%	1.40%	to	1.49%	8.65%	to	8.67%
AZL Mid Cap Index Fund Class 2
2019	1,171	$19.72	to	$39.04	$26,961	1.02%	—%	to	3.55%	20.91%	to	24.84%
2018	1,373	$16.25	to	$31.28	$25,772	0.87%	—%	to	3.55%	(14.46)%	to	(11.66)%
2017	1,569	$18.92	to	$35.40	$33,928	0.46%	—%	to	3.55%	11.82%	to	15.85%
2016	1,832	$16.85	to	$30.67	$34,935	0.65%	—%	to	3.55%	8.36%	to	19.52%
2015	472	$14.59	to	$25.75	$7,862	1.13%	—%	to	3.55%	(5.93)%	to	(2.67)%
AZL Moderate Index Strategy Fund
2019	1,579	$16.96	to	$26.93	$34,102	2.37%	0.35%	to	3.55%	15.34%	to	18.91%
2018	1,766	$14.69	to	$22.65	$32,560	0.95%	0.35%	to	3.55%	(8.36)%	to	(5.51)%
2017	2,065	$16.01	to	$23.97	$40,855	2.05%	0.35%	to	3.55%	9.52%	to	12.90%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2016	2,351	$14.61	to	$21.23	$41,729	1.90%	0.35%	to	3.55%	5.27%	to	8.53%
2015	2,736	$13.85	to	$19.56	$45,206	2.09%	0.35%	to	3.55%	(5.87)%	to	(2.81)%
AZL Morgan Stanley Global Real Estate Fund Class 1
2019	174	$11.50	to	$11.53	$2,027	3.14%	1.40%	to	1.49%	16.77%	to	16.88%
2018	193	$9.85	to	$9.87	$1,922	4.38%	1.40%	to	1.49%	(9.28)%	to	(9.20)%
2017	206	$10.86	to	$10.87	$2,257	4.05%	1.40%	to	1.49%	8.38%	to	8.47%
2016³	226	$10.02	to	$10.02	$2,279	—%	1.40%	to	1.49%	0.18%	to	0.20%
AZL Morgan Stanley Global Real Estate Fund Class 2
2019	210	$11.01	to	$16.15	$2,555	2.59%	—%	to	3.55%	13.98%	to	17.68%
2018	237	$9.62	to	$13.72	$2,501	3.62%	—%	to	3.55%	(11.29)%	to	(8.39)%
2017	291	$10.80	to	$14.98	$3,428	3.65%	—%	to	3.55%	5.91%	to	9.34%
2016	327	$10.16	to	$13.70	$3,601	1.33%	—%	to	3.55%	(0.46)%	to	2.77%
2015	241	$10.02	to	$13.33	$2,646	3.86%	—%	to	3.55%	(4.78)%	to	(1.68)%
AZL MSCI Emerging Markets Equity Index Class 1
2019	53	$13.15	to	$13.30	$701	1.97%	1.40%	to	1.49%	15.81%	to	15.92%
2018	54	$11.36	to	$11.48	$615	1.81%	1.40%	to	1.49%	(16.56)%	to	(16.49)%
2017	62	$13.61	to	$13.74	$851	0.55%	1.40%	to	1.49%	34.95%	to	35.07%
2016	75	$10.09	to	$10.17	$767	0.93%	1.40%	to	1.49%	8.58%	to	8.68%
2015	100	$9.29	to	$9.36	$932	1.24%	1.40%	to	1.49%	(13.98)%	to	(13.91)%
AZL MSCI Emerging Markets Equity Index Class 2
2019	416	$9.81	to	$14.69	$4,594	1.65%	—%	to	3.55%	13.10%	to	16.78%
2018	462	$8.65	to	$12.58	$4,459	1.64%	—%	to	3.55%	(18.43)%	to	(15.76)%
2017	514	$10.58	to	$14.93	$6,021	0.39%	—%	to	3.55%	31.87%	to	36.15%
2016	596	$8.00	to	$10.97	$5,243	0.58%	—%	to	3.55%	6.06%	to	9.51%
2015	690	$7.53	to	$10.01	$5,662	0.98%	—%	to	3.55%	(15.92)%	to	(13.19)%
AZL MSCI Global Equity Index Fund
2019	27	$16.59	to	$20.31	$495	1.61%	0.35%	to	2.20%	24.52%	to	26.81%
2018	42	$13.32	to	$16.02	$592	1.79%	0.35%	to	2.20%	(10.91)%	to	(9.26)%
2017	41	$14.95	to	$17.65	$644	2.55%	0.35%	to	2.20%	19.56%	to	21.75%
2016	24	$12.51	to	$14.50	$316	3.24%	0.35%	to	2.20%	(3.06)%	to	(1.28)%
2015	13	$13.34	to	$14.69	$186	4.11%	0.35%	to	2.20%	(14.03)%	to	(12.87)%
AZL MVP Balanced Index Strategy Fund
2019	2,773	$13.94	to	$17.15	$42,359	2.07%	—%	to	3.55%	13.92%	to	16.92%
2018	2,830	$12.24	to	$14.67	$37,496	0.81%	—%	to	3.55%	(6.91)%	to	(4.44)%
2017	2,830	$13.14	to	$15.35	$39,794	1.80%	—%	to	3.55%	8.55%	to	11.40%
2016	3,343	$11.55	to	$13.78	$42,672	2.19%	—%	to	3.55%	2.89%	to	6.61%
2015	2,602	$11.77	to	$12.93	$31,706	0.80%	—%	to	3.55%	(5.13)%	to	2.13%
AZL MVP DFA Multi-Strategy Fund
2019	824	$11.42	to	$11.86	$9,738	0.97%	1.15%	to	2.20%	13.29%	to	14.21%
2018	735	$10.08	to	$10.39	$7,602	0.88%	1.15%	to	2.20%	(8.28)%	to	(7.53)%
2017	449	$10.99	to	$11.23	$5,028	0.45%	1.15%	to	2.20%	10.11%	to	11.00%
2016	337	$10.02	to	$10.12	$3,402	—%	1.15%	to	2.20%	6.95%	to	7.55%
2015²	70	$9.38	to	$9.41	$658	—%	1.15%	to	2.20%	(2.15)%	to	(2.10)%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund
2019	2,473	$12.98	to	$13.81	$33,814	3.99%	1.15%	to	2.20%	13.72%	to	14.64%
2018	2,453	$11.42	to	$12.05	$29,287	3.25%	1.15%	to	2.20%	(4.28)%	to	(3.49)%
2017	2,610	$11.93	to	$12.49	$32,325	1.33%	1.15%	to	2.20%	8.52%	to	9.40%
2016	2,838	$10.99	to	$11.41	$32,179	4.04%	1.15%	to	2.20%	(1.38)%	to	(0.57)%
2015	3,057	$11.14	to	$11.48	$34,898	1.48%	1.15%	to	2.20%	(8.25)%	to	(7.51)%
AZL MVP Fusion Dynamic Balanced Fund
2019	5,011	$13.03	to	$20.09	$82,481	2.46%	0.35%	to	3.55%	12.00%	to	15.36%
2018	5,727	$11.63	to	$17.42	$82,744	1.23%	0.35%	to	3.55%	(8.49)%	to	(5.73)%
2017	6,169	$12.71	to	$18.47	$95,628	1.65%	0.35%	to	3.55%	8.60%	to	11.84%
2016	7,006	$11.70	to	$16.52	$98,443	2.32%	0.35%	to	3.55%	2.38%	to	5.55%
2015	7,239	$11.42	to	$15.65	$97,538	1.32%	0.35%	to	3.55%	(5.04)%	to	(2.10)%
AZL MVP Fusion Dynamic Conservative Fund
2019	1,375	$13.09	to	$15.50	$20,871	2.39%	0.35%	to	3.55%	10.13%	to	11.97%
2018	1,487	$12.22	to	$13.85	$20,184	1.31%	0.35%	to	3.55%	(6.37)%	to	(5.09)%
2017	1,685	$13.05	to	$14.59	$24,160	1.81%	0.35%	to	3.55%	6.35%	to	7.80%
2016	1,994	$12.27	to	$13.53	$26,583	2.23%	0.35%	to	3.55%	2.46%	to	3.87%
2015	2,069	$11.76	to	$13.03	$26,556	1.36%	0.35%	to	3.55%	(3.76)%	to	(2.15)%
AZL MVP Fusion Dynamic Moderate Fund
2019	13,142	$12.97	to	$17.53	$218,112	2.49%	0.35%	to	3.55%	13.39%	to	15.85%
2018	14,721	$11.43	to	$15.13	$211,714	1.13%	0.35%	to	3.55%	(9.60)%	to	(7.63)%
2017	15,872	$12.63	to	$16.38	$247,790	1.56%	0.35%	to	3.55%	10.18%	to	12.57%
2016	17,509	$11.45	to	$14.55	$243,560	2.16%	0.35%	to	3.55%	1.22%	to	3.42%
2015	18,322	$11.30	to	$14.07	$246,882	1.28%	0.35%	to	3.55%	(5.39)%	to	(3.33)%
AZL MVP Global Balanced Index Strategy Fund
2019	6,816	$12.95	to	$13.82	$93,339	1.72%	1.15%	to	2.20%	13.67%	to	14.59%
2018	7,504	$11.40	to	$12.06	$89,765	1.47%	1.15%	to	2.20%	(7.84)%	to	(7.08)%
2017	7,581	$12.36	to	$12.98	$97,713	0.38%	1.15%	to	2.20%	9.03%	to	9.91%
2016	8,061	$11.34	to	$11.81	$94,635	2.67%	1.15%	to	2.20%	1.18%	to	2.00%
2015	8,173	$11.21	to	$11.57	$94,167	1.17%	1.15%	to	2.20%	(3.64)%	to	(2.85)%
AZL MVP Growth Index Strategy Fund
2019	18,956	$14.90	to	$19.78	$330,885	2.26%	—%	to	3.55%	16.32%	to	20.52%
2018	17,924	$12.81	to	$16.41	$263,277	0.83%	—%	to	3.55%	(9.73)%	to	(6.45)%
2017	16,840	$14.19	to	$17.54	$268,316	1.15%	—%	to	3.55%	11.93%	to	15.96%
2016	16,427	$12.77	to	$15.13	$229,274	2.10%	—%	to	3.55%	3.22%	to	6.80%
2015	13,050	$12.37	to	$14.17	$173,827	0.87%	—%	to	3.55%	(7.14)%	to	3.44%
AZL MVP Moderate Index Strategy Fund
2019	3,679	$15.93	to	$17.00	$61,833	2.12%	1.15%	to	2.20%	16.06%	to	17.00%
2018	3,925	$13.73	to	$14.53	$56,460	0.87%	1.15%	to	2.20%	(7.33)%	to	(6.57)%
2017	4,089	$14.82	to	$15.55	$63,013	1.65%	1.15%	to	2.20%	10.76%	to	11.66%
2016	4,350	$13.38	to	$13.93	$60,119	2.22%	1.15%	to	2.20%	3.14%	to	3.98%
2015	4,463	$12.97	to	$13.39	$59,387	0.51%	1.15%	to	2.20%	(5.32)%	to	(4.55)%
AZL MVP T. Rowe Price Capital Appreciation Plus Fund
2019	11,175	$14.90	to	$15.64	$173,290	1.89%	1.15%	to	2.20%	18.75%	to	19.71%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2018	9,822	$12.54	to	$13.06	$127,354	0.98%	1.15%	to	2.20%	(3.83)%	to	(3.04)%
2017	8,959	$13.04	to	$13.47	$119,973	1.26%	1.15%	to	2.20%	11.73%	to	12.64%
2016	7,805	$11.67	to	$11.96	$92,937	1.61%	1.15%	to	2.20%	5.28%	to	6.13%
2015	6,012	$11.09	to	$11.27	$67,541	—%	1.15%	to	2.20%	1.89%	to	2.71%
AZL Russell 1000 Growth Index Fund Class 1
2019	194	$16.84	to	$16.89	$3,289	1.37%	1.40%	to	1.49%	33.53%	to	33.65%
2018	225	$12.61	to	$12.63	$2,851	1.60%	1.40%	to	1.49%	(3.32)%	to	(3.23)%
2017	240	$13.04	to	$13.06	$3,145	0.39%	1.40%	to	1.49%	27.29%	to	27.40%
2016³	312	$10.25	to	$10.25	$3,208	—%	1.40%	to	1.49%	2.47%	to	2.49%
AZL Russell 1000 Growth Index Fund Class 2
2019	936	$23.78	to	$34.94	$27,265	0.74%	—%	to	3.55%	30.56%	to	34.81%
2018	1,163	$18.22	to	$25.92	$25,511	0.88%	—%	to	3.55%	(5.57)%	to	(2.49)%
2017	1,375	$19.29	to	$28.41	$31,450	0.25%	—%	to	3.55%	24.40%	to	28.89%
2016	1,683	$15.51	to	$22.04	$30,471	0.34%	—%	to	3.55%	1.99%	to	6.43%
2015	120	$17.57	to	$20.71	$2,202	1.27%	—%	to	2.20%	2.60%	to	4.86%
AZL Russell 1000 Value Index Fund Class 1
2019	935	$12.92	to	$13.50	$12,802	2.88%	1.40%	to	2.75%	22.71%	to	24.37%
2018	1,048	$10.53	to	$10.85	$11,533	2.77%	1.40%	to	2.75%	(10.99)%	to	(9.78)%
2017	1,140	$11.83	to	$12.03	$13,915	0.88%	1.40%	to	2.75%	10.31%	to	11.80%
2016³	1,311	$10.73	to	$10.76	$14,298	—%	1.40%	to	2.75%	7.27%	to	7.58%
AZL Russell 1000 Value Index Fund Class 2
2019	847	$17.77	to	$25.18	$17,797	1.93%	—%	to	3.55%	21.84%	to	25.42%
2018	981	$14.59	to	$20.08	$16,732	1.87%	—%	to	3.55%	(11.66)%	to	(9.04)%
2017	1,128	$16.51	to	$24.07	$21,474	0.65%	—%	to	3.55%	9.41%	to	13.02%
2016	1,349	$14.89	to	$21.30	$23,121	0.75%	—%	to	3.55%	7.03%	to	16.15%
2015	99	$15.25	to	$18.34	$1,578	1.98%	—%	to	2.20%	(6.48)%	to	(4.42)%
AZL S&P 500 Index Fund
2019	2,187	$17.46	to	$27.18	$45,078	1.48%	0.35%	to	3.55%	26.32%	to	30.43%
2018	2,694	$13.79	to	$20.84	$43,352	1.49%	0.35%	to	3.55%	(8.18)%	to	(5.17)%
2017	3,129	$14.76	to	$21.98	$54,041	0.91%	0.35%	to	3.55%	17.14%	to	20.94%
2016	3,810	$12.37	to	$18.17	$55,231	1.57%	0.35%	to	3.55%	4.82%	to	11.06%
2015	2,523	$11.98	to	$16.36	$33,771	2.06%	0.35%	to	3.55%	(2.57)%	to	0.60%
AZL Small Cap Stock Index Fund Class 1
2019	51	$13.16	to	$13.75	$691	1.60%	1.40%	to	2.75%	19.10%	to	20.71%
2018	56	$11.05	to	$11.39	$629	1.44%	1.40%	to	2.75%	(11.08)%	to	(9.86)%
2017	57	$12.43	to	$12.64	$719	0.67%	1.40%	to	2.75%	9.88%	to	11.37%
2016³	72	$11.31	to	$11.35	$811	—%	1.40%	to	2.75%	13.13%	to	13.46%
AZL Small Cap Stock Index Fund Class 2
2019	799	$17.72	to	$25.76	$16,165	0.92%	—%	to	3.55%	17.93%	to	21.77%
2018	903	$14.99	to	$21.16	$15,298	0.83%	—%	to	3.55%	(12.12)%	to	(9.25)%
2017	1,054	$17.02	to	$23.31	$20,028	0.48%	—%	to	3.55%	8.82%	to	12.35%
2016	1,255	$15.60	to	$20.75	$21,650	0.72%	—%	to	3.55%	21.32%	to	25.27%
2015	418	$12.82	to	$16.56	$5,876	1.00%	—%	to	3.55%	(5.75)%	to	(2.84)%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL T. Rowe Price Capital Appreciation Fund
2019	1,071	$18.13	to	$30.99	$24,132	2.07%	0.35%	to	3.55%	20.04%	to	23.95%
2018	1,228	$15.07	to	$25.01	$22,664	0.89%	0.35%	to	3.55%	(3.14)%	to	0.02%
2017	1,369	$15.52	to	$25.00	$25,709	1.33%	0.35%	to	3.55%	11.04%	to	14.64%
2016	1,466	$13.94	to	$21.81	$24,439	0.73%	0.35%	to	3.55%	4.23%	to	7.46%
2015	1,502	$13.36	to	$20.29	$23,741	0.58%	0.35%	to	3.55%	1.55%	to	4.70%
BlackRock Equity Dividend V.I. Fund
2019	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	1.04%	0.35%	to	0.35%	—%	to	—%
2015	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
BlackRock Global Allocation V.I. Fund
2019	5,622	$11.34	to	$58.22	$77,529	1.21%	—%	to	3.55%	13.82%	to	17.34%
2018	6,517	$9.96	to	$49.62	$77,575	0.81%	—%	to	3.55%	(10.68)%	to	(7.90)%
2017	7,536	$11.13	to	$53.88	$98,651	1.22%	—%	to	3.55%	9.92%	to	13.31%
2016	8,702	$10.12	to	$47.55	$101,788	1.20%	—%	to	3.55%	0.33%	to	3.44%
2015	9,618	$10.08	to	$45.96	$110,116	1.01%	—%	to	3.55%	(4.31)%	to	(1.00)%
ClearBridge Variable Aggressive Growth Portfolio
2019	3	$26.45	to	$26.45	$81	0.77%	0.35%	to	0.35%	24.31%	to	24.31%
2018	3	$21.28	to	$21.28	$66	0.38%	0.35%	to	0.35%	(8.89)%	to	(8.89)%
2017	3	$23.35	to	$23.35	$72	0.27%	0.35%	to	0.35%	15.58%	to	15.58%
2016	3	$20.21	to	$20.21	$65	0.40%	0.35%	to	0.35%	0.58%	to	0.58%
2015	3	$20.09	to	$20.09	$70	0.15%	0.35%	to	0.35%	(2.28)%	to	(2.28)%
Columbia Variable Portfolio – Seligman Global Technology Fund
2019	1	$29.09	to	$29.09	$29	—%	1.49%	to	1.49%	53.02%	to	53.02%
2018	1	$19.01	to	$19.01	$19	—%	1.49%	to	1.49%	(9.52)%	to	(9.52)%
2017	1	$21.01	to	$21.01	$21	—%	1.49%	to	1.49%	33.22%	to	33.22%
2016	1	$15.77	to	$15.77	$16	—%	1.49%	to	1.49%	17.62%	to	17.62%
2015	1	$13.41	to	$13.41	$13	—%	1.49%	to	1.49%	8.44%	to	8.44%
Davis VA Financial Portfolio
2019	48	$17.65	to	$29.02	$1,020	1.34%	1.15%	to	3.55%	21.65%	to	24.11%
2018	67	$14.41	to	$23.38	$1,116	1.12%	1.15%	to	3.55%	(13.67)%	to	(11.92)%
2017	86	$16.59	to	$26.54	$1,626	0.70%	1.15%	to	3.55%	17.37%	to	19.73%
2016	101	$14.04	to	$22.17	$1,613	0.95%	1.15%	to	3.55%	10.43%	to	12.66%
2015	119	$12.63	to	$19.68	$1,696	0.83%	1.15%	to	3.55%	(1.40)%	to	0.59%
Eaton Vance VT Floating-Rate Income Fund
2019	14	$17.52	to	$17.52	$238	4.31%	0.35%	to	0.35%	6.71%	to	6.71%
2018	14	$16.42	to	$16.42	$238	3.77%	0.35%	to	0.35%	(0.43)%	to	(0.43)%
2017	14	$16.49	to	$16.49	$239	3.26%	0.35%	to	0.35%	3.07%	to	3.07%
2016	14	$16.00	to	$16.00	$232	3.48%	0.35%	to	0.35%	8.58%	to	8.58%
2015	15	$14.74	to	$14.74	$228	3.34%	0.35%	to	0.35%	(1.34)%	to	(1.34)%
Fidelity VIP Emerging Markets Portfolio
2019	2	$13.24	to	$13.24	$23	1.27%	0.35%	to	0.35%	28.74%	to	28.74%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2018	2	$10.29	to	$10.29	$24	0.54%	0.35%	to	0.35%	(18.45)%	to	(18.45)%
2017	2	$12.62	to	$12.62	$29	0.53%	0.35%	to	0.35%	46.54%	to	46.54%
2016	3	$8.61	to	$8.61	$22	0.12%	0.35%	to	0.35%	2.59%	to	2.59%
2015	3	$8.39	to	$8.39	$22	0.36%	0.35%	to	0.35%	(10.62)%	to	(10.62)%
Fidelity VIP FundsManager 50% Portfolio
2019	115	$13.11	to	$16.92	$1,867	1.47%	1.15%	to	3.55%	13.93%	to	16.07%
2018	144	$11.51	to	$14.58	$2,043	1.15%	1.15%	to	3.55%	(8.42)%	to	(6.69)%
2017	189	$12.56	to	$15.62	$2,863	0.74%	1.15%	to	3.55%	10.60%	to	12.67%
2016	302	$11.36	to	$13.86	$4,085	1.10%	1.15%	to	3.55%	0.75%	to	2.64%
2015	279	$11.27	to	$13.51	$3,665	0.94%	1.15%	to	3.55%	(3.22)%	to	(1.40)%
Fidelity VIP FundsManager 60% Portfolio
2019	581	$12.93	to	$16.59	$9,400	1.30%	1.15%	to	3.55%	16.23%	to	18.59%
2018	716	$11.13	to	$13.99	$9,786	1.05%	1.15%	to	3.55%	(9.65)%	to	(7.81)%
2017	808	$12.32	to	$15.17	$12,009	0.93%	1.15%	to	3.55%	12.87%	to	15.15%
2016	844	$10.91	to	$13.17	$10,941	1.12%	1.15%	to	3.55%	1.15%	to	3.20%
2015	885	$10.79	to	$12.77	$11,144	0.93%	1.15%	to	3.55%	(3.08)%	to	(1.12)%
Fidelity VIP Mid Cap Portfolio
2019	1	$65.50	to	$65.50	$46	0.69%	0.35%	to	0.35%	22.74%	to	22.74%
2018	1	$53.36	to	$53.36	$38	0.40%	0.35%	to	0.35%	(15.07)%	to	(15.07)%
2017	1	$62.83	to	$62.83	$45	0.52%	0.35%	to	0.35%	20.12%	to	20.12%
2016	1	$52.31	to	$52.31	$51	0.33%	0.35%	to	0.35%	11.53%	to	11.53%
2015	1	$46.90	to	$46.90	$46	0.37%	0.35%	to	0.35%	(1.97)%	to	(1.97)%
Fidelity VIP Strategic Income Portfolio
2019	3	$22.09	to	$22.09	$58	3.24%	0.35%	to	0.35%	10.27%	to	10.27%
2018	2	$22.03	to	$22.03	$33	4.65%	0.35%	to	0.35%	(3.16)%	to	(3.16)%
2017	1	$20.69	to	$20.69	$16	6.57%	0.35%	to	0.35%	7.17%	to	7.17%
2016	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2015	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
Franklin Allocation VIP Fund
2019	490	$10.56	to	$13.65	$5,714	3.52%	0.35%	to	3.55%	15.97%	to	18.37%
2018	560	$9.11	to	$11.53	$5,593	3.04%	0.35%	to	3.55%	(12.82)%	to	(10.78)%
2017	623	$10.42	to	$12.92	$7,103	2.59%	0.35%	to	3.55%	8.08%	to	10.59%
2016	792	$9.61	to	$11.68	$8,207	3.90%	0.35%	to	3.55%	9.23%	to	11.77%
2015	881	$8.78	to	$10.45	$8,283	2.94%	0.35%	to	3.55%	(9.48)%	to	(7.38)%
Franklin Income VIP Fund
2019	1,683	$39.65	to	$82.40	$123,386	5.37%	0.35%	to	3.55%	12.01%	to	14.80%
2018	1,868	$35.40	to	$71.78	$119,740	4.80%	0.35%	to	3.55%	(7.66)%	to	(5.43)%
2017	2,144	$38.33	to	$75.90	$145,936	4.20%	0.35%	to	3.55%	5.86%	to	8.42%
2016	2,161	$36.21	to	$70.01	$135,953	4.97%	0.35%	to	3.55%	10.05%	to	12.75%
2015	2,166	$32.91	to	$62.10	$120,673	4.65%	0.35%	to	3.55%	(10.30)%	to	(8.13)%
Franklin Mutual Shares VIP Fund
2019	492	$23.40	to	$47.31	$16,322	1.83%	0.35%	to	3.55%	18.30%	to	22.14%
2018	574	$19.78	to	$38.73	$15,832	2.33%	0.35%	to	3.55%	(12.25)%	to	(9.39)%
2017	676	$22.54	to	$42.74	$20,909	2.26%	0.35%	to	3.55%	4.58%	to	7.97%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2016	820	$21.55	to	$39.59	$23,695	2.01%	0.35%	to	3.55%	12.01%	to	15.65%
2015	1,003	$19.24	to	$34.23	$25,520	3.05%	0.35%	to	3.55%	(8.25)%	to	(5.27)%
Franklin Rising Dividends VIP Fund
2019	192	$61.41	to	$127.33	$16,450	1.42%	0.35%	to	2.75%	25.73%	to	28.78%
2018	213	$48.84	to	$98.87	$14,338	1.41%	0.35%	to	2.75%	(7.66)%	to	(5.41)%
2017	244	$52.90	to	$104.53	$17,563	1.66%	0.35%	to	2.75%	17.30%	to	20.14%
2016	283	$45.10	to	$87.01	$17,044	1.55%	0.35%	to	2.75%	12.89%	to	15.64%
2015	320	$39.95	to	$75.24	$16,822	1.58%	0.35%	to	2.75%	(6.26)%	to	(3.98)%
Franklin Strategic Income VIP Fund
2019	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	4.43%	0.35%	to	0.35%	—%	to	—%
2015	1	$22.43	to	$22.43	$14	6.44%	0.35%	to	0.35%	(4.20)%	to	(4.20)%
Franklin U.S. Government Securities VIP Fund
2019	889	$17.03	to	$40.98	$24,617	2.94%	—%	to	3.55%	1.92%	to	4.86%
2018	1,032	$16.71	to	$39.08	$27,629	2.76%	—%	to	3.55%	(2.84)%	to	(0.02)%
2017	1,125	$17.19	to	$39.09	$30,572	2.64%	—%	to	3.55%	(1.84)%	to	0.99%
2016	1,233	$17.50	to	$38.70	$33,801	2.53%	—%	to	3.55%	(2.60)%	to	0.31%
2015	1,160	$17.97	to	$38.58	$31,921	2.53%	—%	to	3.55%	(2.79)%	to	0.12%
Invesco Oppenheimer V.I. Global Strategic Income Fund
2019	7	$20.77	to	$29.07	$149	3.74%	1.25%	to	2.75%	7.80%	to	9.16%
2018	7	$19.26	to	$26.63	$152	4.88%	1.25%	to	2.75%	(7.00)%	to	(5.82)%
2017	9	$20.71	to	$28.27	$211	2.42%	1.25%	to	2.75%	3.40%	to	4.70%
2016	11	$20.03	to	$27.00	$250	4.86%	1.25%	to	2.75%	3.64%	to	4.96%
2015	13	$19.33	to	$25.73	$273	6.92%	1.25%	to	2.75%	(4.91)%	to	(3.71)%
Invesco Oppenheimer V.I. International Growth Fund
2019	—	$27.89	to	$27.89	$5	0.34%	0.35%	to	0.35%	27.50%	to	27.50%
2018	1	$21.87	to	$21.87	$13	0.60%	0.35%	to	0.35%	(19.83)%	to	(19.83)%
2017	1	$27.28	to	$27.28	$17	1.15%	0.35%	to	0.35%	26.00%	to	26.00%
2016	1	$21.65	to	$21.65	$13	0.82%	0.35%	to	0.35%	(3.06)%	to	(3.06)%
2015	1	$22.33	to	$22.33	$14	0.87%	0.35%	to	0.35%	2.75%	to	2.75%
Invesco V.I. American Value Fund
2019	1	$41.69	to	$41.69	$26	0.43%	0.35%	to	0.35%	24.27%	to	24.27%
2018	1	$33.55	to	$33.55	$21	0.20%	0.35%	to	0.35%	(13.17)%	to	(13.17)%
2017	1	$38.64	to	$38.64	$24	0.57%	0.35%	to	0.35%	9.30%	to	9.30%
2016	1	$35.35	to	$35.35	$35	0.12%	0.35%	to	0.35%	14.82%	to	14.82%
2015	1	$30.79	to	$30.79	$31	0.01%	0.35%	to	0.35%	(9.68)%	to	(9.68)%
Ivy VIP Asset Strategy Portfolio
2019	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	1.38%	0.35%	to	0.35%	—%	to	—%
2015	—	$56.63	to	$56.63	$5	0.40%	0.35%	to	0.35%	(8.67)%	to	(8.67)%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Ivy VIP Energy Portfolio
2019	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	0.18%	0.35%	to	0.35%	—%	to	—%
2015	1	$10.39	to	$10.39	$5	0.06%	0.35%	to	0.35%	(22.41)%	to	(22.41)%
Ivy VIP Growth Portfolio
2019	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	0.03%	0.35%	to	0.35%	—%	to	—%
2015	—	$161.25	to	$161.25	$14	0.11%	0.35%	to	0.35%	6.79%	to	6.79%
Ivy VIP Science and Technology Portfolio
2019	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2015	—	$112.23	to	$112.23	$8	—%	0.35%	to	0.35%	(3.22)%	to	(3.22)%
JPMorgan Insurance Trust Core Bond Portfolio
2019	149	$12.93	to	$14.38	$2,111	2.28%	0.35%	to	2.20%	5.54%	to	6.38%
2018	115	$12.25	to	$13.52	$1,541	2.40%	0.35%	to	2.20%	(2.39)%	to	(1.61)%
2017	88	$12.55	to	$13.74	$1,203	2.33%	0.35%	to	2.20%	1.09%	to	1.88%
2016	74	$12.42	to	$13.49	$986	2.53%	0.35%	to	2.20%	(0.36)%	to	0.43%
2015	44	$12.46	to	$13.43	$584	2.70%	0.35%	to	2.20%	(1.31)%	to	(0.53)%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2019	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$47.31	to	$47.31	$11	0.36%	0.35%	to	0.35%	13.55%	to	13.55%
2016	—	$41.66	to	$41.66	$9	—%	0.35%	to	0.35%	15.38%	to	15.38%
2015	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
MFS International Intrinsic Value Portfolio
2019	1	$20.98	to	$20.98	$12	1.49%	0.35%	to	0.35%	25.21%	to	25.21%
2018	1	$16.76	to	$16.76	$10	0.92%	0.35%	to	0.35%	(10.04)%	to	(10.04)%
2017	1	$18.63	to	$18.63	$11	1.32%	0.35%	to	0.35%	26.38%	to	26.38%
2016	1	$14.74	to	$14.74	$8	1.15%	0.35%	to	0.35%	3.48%	to	3.48%
2015	1	$14.25	to	$14.25	$8	1.64%	0.35%	to	0.35%	5.95%	to	5.95%
MFS VIT Total Return Bond Portfolio
2019	353	$16.54	to	$23.80	$6,711	3.26%	0.35%	to	2.20%	7.55%	to	9.54%
2018	307	$15.38	to	$21.73	$5,395	3.20%	0.35%	to	2.20%	(3.46)%	to	(1.68)%
2017	227	$15.93	to	$22.10	$4,115	3.21%	0.35%	to	2.20%	1.95%	to	3.82%
2016	208	$15.63	to	$21.28	$3,643	3.36%	0.35%	to	2.20%	1.77%	to	3.65%
2015	165	$15.36	to	$20.54	$2,819	2.21%	0.35%	to	2.20%	(2.72)%	to	(0.93)%
MFS VIT Utilities Portfolio
2019	—	$37.29	to	$37.29	$6	3.83%	0.35%	to	0.35%	24.37%	to	24.37%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2018	—	$29.98	to	$29.98	$5	0.86%	0.35%	to	0.35%	0.46%	to	0.46%
2017	—	$29.85	to	$29.85	$5	4.17%	0.35%	to	0.35%	14.09%	to	14.09%
2016	—	$26.16	to	$26.16	$4	3.69%	0.35%	to	0.35%	10.85%	to	10.85%
2015	—	$23.60	to	$23.60	$4	4.04%	0.35%	to	0.35%	(15.05)%	to	(15.05)%
PIMCO VIT All Asset Portfolio
2019	1,397	$13.71	to	$19.29	$25,074	2.89%	0.35%	to	3.55%	8.26%	to	10.51%
2018	1,670	$12.67	to	$21.26	$27,268	3.13%	0.35%	to	3.55%	(8.49)%	to	(5.74)%
2017	1,937	$13.84	to	$22.55	$33,997	4.58%	0.35%	to	3.55%	9.87%	to	13.15%
2016	2,152	$12.60	to	$19.93	$33,761	2.63%	0.35%	to	3.55%	9.26%	to	12.53%
2015	2,266	$11.53	to	$17.71	$31,975	3.33%	0.35%	to	3.55%	(11.94)%	to	(9.30)%
PIMCO VIT Balanced Allocation Portfolio
2019	1,054	$11.26	to	$11.98	$12,484	2.16%	1.15%	to	2.20%	16.41%	to	17.36%
2018	1,161	$9.67	to	$10.21	$11,736	1.30%	1.15%	to	2.20%	(7.65)%	to	(6.90)%
2017	1,244	$10.47	to	$10.96	$13,524	0.72%	1.15%	to	2.20%	11.99%	to	12.90%
2016	1,367	$9.35	to	$9.71	$13,182	0.76%	1.15%	to	2.20%	0.70%	to	1.52%
2015	1,350	$9.29	to	$9.57	$12,840	1.46%	1.15%	to	2.20%	(3.21)%	to	(2.43)%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2019	364	$4.60	to	$8.06	$1,933	4.51%	—%	to	3.55%	7.81%	to	11.04%
2018	371	$4.27	to	$7.26	$1,819	2.09%	—%	to	3.55%	(16.93)%	to	(14.43)%
2017	440	$5.14	to	$8.48	$2,579	11.23%	—%	to	3.55%	(1.15)%	to	1.80%
2016	474	$5.20	to	$8.33	$2,793	1.10%	—%	to	3.55%	11.42%	to	14.75%
2015	539	$4.67	to	$7.26	$2,816	4.58%	—%	to	3.55%	(28.12)%	to	(25.96)%
PIMCO VIT Dynamic Bond Portfolio
2019	1,635	$10.16	to	$12.08	$17,819	4.45%	—%	to	3.55%	2.50%	to	4.57%
2018	1,781	$9.64	to	$11.55	$18,766	2.83%	—%	to	3.55%	(1.67)%	to	0.68%
2017	1,945	$9.58	to	$11.75	$20,609	1.71%	—%	to	3.55%	1.86%	to	5.01%
2016	2,075	$9.41	to	$11.19	$21,240	1.75%	—%	to	3.55%	1.59%	to	4.74%
2015	2,055	$9.26	to	$10.68	$20,400	3.42%	—%	to	3.55%	(4.64)%	to	(1.69)%
PIMCO VIT Emerging Markets Bond Portfolio
2019	421	$15.50	to	$24.44	$8,216	4.43%	—%	to	3.55%	10.79%	to	13.37%
2018	492	$13.95	to	$22.00	$8,494	4.13%	—%	to	3.55%	(8.07)%	to	(5.92)%
2017	568	$15.14	to	$23.86	$10,486	5.09%	—%	to	3.55%	6.07%	to	8.53%
2016	691	$14.24	to	$22.43	$11,833	5.27%	—%	to	3.55%	9.39%	to	11.94%
2015	791	$12.98	to	$20.44	$12,126	5.30%	—%	to	3.55%	(5.66)%	to	(3.46)%
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
2019	296	$10.49	to	$13.56	$3,680	2.46%	—%	to	3.55%	2.43%	to	4.66%
2018	321	$10.20	to	$12.96	$3,844	6.31%	—%	to	3.55%	(7.56)%	to	(5.54)%
2017	353	$10.99	to	$16.38	$4,528	1.96%	—%	to	3.55%	4.85%	to	8.63%
2016	377	$10.44	to	$15.08	$4,534	1.51%	—%	to	3.55%	0.41%	to	4.04%
2015	414	$10.35	to	$14.49	$4,886	1.84%	—%	to	3.55%	(7.38)%	to	(4.03)%
PIMCO VIT Global Core Bond (Hedged) Portfolio
2019	955	$8.61	to	$10.25	$9,668	2.22%	1.15%	to	3.55%	4.28%	to	6.39%
2018	1,052	$8.26	to	$9.64	$10,023	1.68%	1.15%	to	3.55%	(2.35)%	to	(0.36)%
2017	929	$8.86	to	$9.67	$8,891	1.42%	1.15%	to	3.55%	1.52%	to	2.85%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2016	951	$8.73	to	$9.40	$8,857	1.69%	1.15%	to	3.55%	3.94%	to	5.31%
2015	960	$8.40	to	$8.93	$8,499	2.00%	1.15%	to	3.55%	(7.56)%	to	(6.34)%
PIMCO VIT Global Managed Asset Allocation Portfolio
2019	1,145	$11.03	to	$13.13	$14,688	2.16%	—%	to	3.55%	13.49%	to	15.45%
2018	1,334	$9.72	to	$11.37	$14,853	1.70%	—%	to	3.55%	(8.36)%	to	(6.77)%
2017	1,532	$10.60	to	$12.20	$18,336	2.22%	—%	to	3.55%	10.61%	to	12.51%
2016	1,740	$9.59	to	$10.84	$18,539	2.44%	—%	to	3.55%	0.86%	to	2.60%
2015	1,902	$9.51	to	$11.52	$19,802	1.66%	—%	to	3.55%	(3.19)%	to	(0.14)%
PIMCO VIT High Yield Portfolio
2019	3,153	$16.66	to	$32.28	$76,529	4.96%	—%	to	3.55%	10.92%	to	14.35%
2018	3,570	$15.02	to	$28.23	$76,655	5.10%	—%	to	3.55%	(5.93)%	to	(3.00)%
2017	3,939	$15.96	to	$29.10	$88,177	4.88%	—%	to	3.55%	3.07%	to	6.26%
2016	4,028	$15.49	to	$27.39	$85,850	5.22%	—%	to	3.55%	8.72%	to	12.09%
2015	3,823	$14.24	to	$24.43	$73,569	5.27%	—%	to	3.55%	(4.93)%	to	(1.99)%
PIMCO VIT Long-Term U.S. Government Portfolio
2019	11	$25.79	to	$30.44	$311	1.99%	—%	to	2.75%	10.88%	to	11.77%
2018	7	$23.26	to	$27.23	$183	2.42%	—%	to	2.75%	(4.51)%	to	(3.74)%
2017⁴	1	$24.36	to	$25.77	$33	1.58%	—%	to	2.75%	4.51%	to	4.73%
PIMCO VIT Low Duration Portfolio
2019	2	$19.11	to	$19.11	$47	2.79%	0.35%	to	0.35%	3.67%	to	3.67%
2018	3	$18.43	to	$18.43	$59	1.92%	0.35%	to	0.35%	(0.01)%	to	(0.01)%
2017	3	$18.43	to	$18.43	$60	1.34%	0.35%	to	0.35%	0.99%	to	0.99%
2016	3	$18.25	to	$18.25	$63	1.49%	0.35%	to	0.35%	1.05%	to	1.05%
2015	4	$18.06	to	$18.06	$66	3.69%	0.35%	to	0.35%	(0.04)%	to	(0.04)%
PIMCO VIT Real Return Portfolio
2019	2,063	$11.55	to	$28.19	$31,244	1.66%	—%	to	3.55%	4.92%	to	8.07%
2018	2,333	$11.00	to	$26.09	$33,152	2.48%	—%	to	3.55%	(5.40)%	to	(2.55)%
2017	2,557	$11.63	to	$26.77	$37,752	2.38%	—%	to	3.55%	0.30%	to	3.30%
2016	2,652	$11.60	to	$25.92	$38,377	2.29%	—%	to	3.55%	1.78%	to	4.83%
2015	2,613	$11.39	to	$24.72	$36,491	4.14%	—%	to	3.55%	(5.96)%	to	(3.05)%
PIMCO VIT StocksPLUS Global Portfolio
2019	675	$12.78	to	$16.01	$10,093	1.56%	0.35%	to	3.55%	23.26%	to	26.09%
2018	784	$10.37	to	$12.70	$9,372	1.57%	0.35%	to	3.55%	(13.74)%	to	(11.85)%
2017	888	$12.12	to	$14.41	$12,110	3.37%	0.35%	to	3.55%	19.01%	to	21.76%
2016	1,064	$10.18	to	$11.83	$11,996	5.13%	0.35%	to	3.55%	4.25%	to	6.58%
2015	1,238	$9.77	to	$11.10	$13,186	5.01%	0.35%	to	3.55%	(11.97)%	to	(10.06)%
PIMCO VIT Total Return Portfolio
2019	4,085	$14.10	to	$29.07	$84,759	3.02%	—%	to	3.55%	4.75%	to	7.99%
2018	4,406	$13.45	to	$26.92	$85,463	2.54%	—%	to	3.55%	(3.87)%	to	(0.88)%
2017	4,641	$13.97	to	$27.16	$91,908	2.02%	—%	to	3.55%	1.42%	to	4.92%
2016	4,921	$13.77	to	$25.98	$94,253	2.08%	—%	to	3.55%	(0.90)%	to	2.68%
2015	4,949	$13.86	to	$25.39	$93,671	4.97%	—%	to	3.55%	(2.91)%	to	0.45%
RCM Dynamic Multi-Asset Plus VIT Portfolio
2019	464	$10.84	to	$11.26	$5,167	1.66%	1.15%	to	2.20%	13.79%	to	14.71%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2018	418	$9.53	to	$9.81	$4,062	1.48%	1.15%	to	2.20%	(8.33)%	to	(7.58)%
2017	162	$10.39	to	$10.62	$1,711	1.61%	1.15%	to	2.20%	12.41%	to	13.32%
2016	116	$9.24	to	$9.37	$1,082	0.70%	1.15%	to	2.20%	1.01%	to	1.84%
2015²	69	$9.18	to	$9.20	$638	—%	1.15%	to	2.20%	(1.97)%	to	(1.94)%
T. Rowe Price Blue Chip Growth Portfolio
2019	1	$49.60	to	$49.60	$53	—%	0.35%	to	0.35%	29.12%	to	29.12%
2018	1	$38.41	to	$38.41	$41	—%	0.35%	to	0.35%	1.29%	to	1.29%
2017	1	$37.92	to	$37.92	$53	—%	0.35%	to	0.35%	35.35%	to	35.35%
2016	1	$28.02	to	$28.02	$39	—%	0.35%	to	0.35%	0.19%	to	0.19%
2015	1	$27.97	to	$27.97	$30	—%	0.35%	to	0.35%	10.41%	to	10.41%
T. Rowe Price Equity Income Portfolio
2019	2	$31.90	to	$31.90	$52	2.08%	0.35%	to	0.35%	25.60%	to	25.60%
2018	2	$25.40	to	$25.40	$41	1.79%	0.35%	to	0.35%	(10.01)%	to	(10.01)%
2017	2	$28.23	to	$28.23	$46	1.54%	0.35%	to	0.35%	15.33%	to	15.33%
2016	2	$24.47	to	$24.47	$40	2.09%	0.35%	to	0.35%	18.44%	to	18.44%
2015	2	$20.66	to	$20.66	$34	1.59%	0.35%	to	0.35%	(7.43)%	to	(7.43)%
T. Rowe Price Health Sciences Portfolio
2019	—	$90.72	to	$90.72	$12	—%	0.35%	to	0.35%	28.18%	to	28.18%
2018	—	$70.78	to	$70.78	$9	—%	0.35%	to	0.35%	0.50%	to	0.50%
2017	—	$70.42	to	$70.42	$9	—%	0.35%	to	0.35%	26.86%	to	26.86%
2016	—	$55.51	to	$55.51	$7	—%	0.35%	to	0.35%	(11.03)%	to	(11.03)%
2015	—	$62.39	to	$62.39	$8	—%	0.35%	to	0.35%	12.08%	to	12.08%
Templeton Global Bond VIP Fund
2019	1,459	$26.86	to	$66.07	$66,699	7.06%	—%	to	3.55%	(1.30)%	to	1.66%
2018	1,559	$27.20	to	$64.99	$71,093	—%	—%	to	3.55%	(1.39)%	to	1.58%
2017	1,749	$26.40	to	$63.98	$79,365	—%	—%	to	3.55%	(1.47)%	to	1.57%
2016	1,861	$26.79	to	$62.99	$84,067	—%	—%	to	3.55%	(0.50)%	to	2.58%
2015	1,822	$26.93	to	$61.41	$80,718	7.88%	—%	to	3.55%	(7.50)%	to	(4.64)%
Templeton Growth VIP Fund
2019	323	$20.79	to	$36.40	$9,901	2.85%	0.35%	to	3.55%	11.14%	to	13.83%
2018	361	$18.71	to	$39.00	$9,789	2.05%	0.35%	to	3.55%	(17.84)%	to	(15.15)%
2017	410	$22.77	to	$45.96	$13,354	1.68%	0.35%	to	3.55%	14.38%	to	18.09%
2016	493	$19.91	to	$38.92	$13,794	2.11%	0.35%	to	3.55%	5.80%	to	9.24%
2015	622	$18.82	to	$35.63	$16,196	2.65%	0.35%	to	3.55%	(9.75)%	to	(6.81)%

[1] Period from April 27, 2015 (fund commencement) to December 31, 2015
[2] Period from November 23, 2015 (fund commencement) to December 31, 2015
[3] Period from October 14, 2016 (fund commencement) to December 31, 2016
[4] Period from May 1, 2017 (fund commencement) to December 31, 2017
[5] Period from October 16, 2017 (fund commencement) to December 31, 2017
* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2019

** These ratios represent the annualized contract expenses of the Variable Account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the contractholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, and expenses of the underlying funds are excluded. Mortality and expense risk and administrative charges for all funds in annuitized contracts are excluded from the expense ratio.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the Variable Account for products held at the time by contractholders. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Funds with a date notation, as shown below, indicate the effective date of that fund in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values. Based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented and are not annualized.
**** Units Outstanding excludes units for annuitized contracts. Total Net Assets includes the net assets of the annuitized contracts. Total net assets of annuitized contracts at December 31, 2019, 2018, 2017, 2016 and 2015, are $698, $644, $756, $764 and $732, respectively.

The following open/available funds had no activity for the years or periods ended December 31, 2019, 2018, 2017, 2016 and 2015, and therefore, were not listed in the Financial Highlights:

BNY Mellon VIF Appreciation Portfolio
Invesco V.I. Balanced-Risk Allocation Fund
Ivy VIP Mid Cap Growth Portfolio
Ivy VIP Natural Resources Portfolio
Lazard Retirement International Equity Portfolio
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

(7) Subsequent Events

No material subsequent events have occurred since December 31, 2019 through March 25, 2020, the date at which the financial statements were issued, that would require adjustment to the financial statements.

As a result of the COVID-19 pandemic, economic uncertainties have arisen which are likely to negatively impact the Variable Account’s net assets. The extent to which the COVID-19 pandemic impacts the net assets will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.